AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 28, 2020
Registration No. 811-09689

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
AMENDMENT NO. 113 TO THE REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]

WELLS FARGO MASTER TRUST
(Exact Name of Registrant as Specified in Charter)

525 Market Street
San Francisco, CA 94105
(Address of Principal Executive Offices, Including ZIP Code)

Registrant’s Telephone Number, Including Area Code: (800) 222-8222
Catherine F. Kennedy
Wells Fargo Funds Management, LLC
525 Market Street, 12TH Floor
San Francisco, CA 94105
(Name and Address of Agent For Service)

With a copy to:

Marco E. Adelfio, Esq.
Goodwin Procter LLP
1900 N Street, N.W.
Washington, D.C. 20036

Explanatory Note: This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended, to make certain non-material changes to the Registration Statement. Beneficial interests in the Registrant have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), since such interests are issued solely in private placement transactions which do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may only be made by investment companies or certain other entities which are “accredited investors” within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the Registrant.

WELLS FARGO MASTER TRUST
PART A

Prospectus September 28, 2020

Wells Fargo Master Trust

Portfolio
Wells Fargo C&B Large Cap Value Portfolio
Wells Fargo Core Bond Portfolio
Wells Fargo Disciplined International Developed Markets Portfolio (formerly Wells Fargo International Growth Portfolio)
Wells Fargo Disciplined Large Cap Portfolio
Wells Fargo Diversified Large Cap Growth Portfolio
Wells Fargo Emerging Growth Portfolio
Wells Fargo Index Portfolio
Wells Fargo International Value Portfolio
Wells Fargo Large Company Value Portfolio
Wells Fargo Managed Fixed Income Portfolio
Wells Fargo Real Return Portfolio
Wells Fargo Small Company Growth Portfolio
Wells Fargo Small Company Value Portfolio

NOTE: Responses to Form N-1A Items 1, 2, 3, 4 and 13 have been omitted pursuant to Paragraph (B)(2)(b) of the General Instructions to Form N-1A.

Table of Contents

ITEMS 11 AND 12: Interestholder Information and Distribution Arrangements
Purchasing Portfolio Interests; Valuing Portfolio Interests......................................................................	39
Valuation of Portfolio Assets................................................................................................................	40
Redeeming or Repurchasing Portfolio Interests......................................................................................	41
Distributions........................................................................................................................................	42
Taxes..................................................................................................................................................	42

C&B Large Cap Value Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Cooke & Bieler, L.P.

Andrew B. Armstrong, CFA, Portfolio Manager / 2015
Wesley Lim, CFA, Portfolio Manager / 2019
Steve Lyons, CFA, Portfolio Manager / 2009
Michael M. Meyer, CFA, Portfolio Manager / 1993
Edward W. O’Connor, CFA, Portfolio Manager / 2002
R. James O’Neil, CFA, Portfolio Manager / 1990
Mehul Trivedi, CFA, Portfolio Manager / 1998
William Weber, CFA, Portfolio Manager / 2011

For important information about purchase and sale of Portfolio interests and tax information, please turn to “Purchasing Portfolio Interests” beginning on page 39.

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Core Bond Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Maulik Bhansali, CFA, Portfolio Manager / 2017 Thomas O’Connor, CFA[1], Portfolio Manager / 2003 Jarad Vasquez, Portfolio Manager / 2017
1.	Thomas O’Connor, CFA has announced his intention to retire from Wells Capital Management Incorporated on December 31, 2020. He will continue to serve as a portfolio manager of the Portfolio through that date. After December 31, 2020, all references to Thomas O’Connor, CFA in the Fund’s Prospectuses and Statement of Additional Information are hereby removed.

For important information about purchase and sale of Portfolio interests and tax information, please turn to “Purchasing Portfolio Interests” beginning on page 39.

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Disciplined International Developed Markets Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Justin P. Carr, CFA, Portfolio Manager / 2020 Vince Fioramonti, CFA, Portfolio Manager / 2020

For important information about purchase and sale of Portfolio interests and tax information, please turn to “Purchasing Portfolio Interests” beginning on page 39.

4	Wells Fargo Master Trust

Disciplined Large Cap Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Justin P. Carr, CFA, Portfolio Manager / 2018 Robert M. Wicentowski, CFA, Portfolio Manager / 2019

For important information about purchase and sale of Portfolio interests and tax information, please turn to “Purchasing Portfolio Interests” beginning on page 39.

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Diversified Large Cap Growth Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	John R. Campbell, CFA, Portfolio Manager / 2017 Joseph M. Eberhardy, CFA, CPA, Portfolio Manager / 2011 Vince Fioramonti, CFA, Portfolio Manager / 2019 Thomas C. Ognar, CFA, Portfolio Manager / 2011

For important information about purchase and sale of Portfolio interests and tax information, please turn to “Purchasing Portfolio Interests” beginning on page 39.

6	Wells Fargo Master Trust

Emerging Growth Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Joseph M. Eberhardy, CFA, CPA, Portfolio Manager / 2008 Thomas C. Ognar, CFA, Portfolio Manager / 2007

For important information about purchase and sale of Portfolio interests and tax information, please turn to “Purchasing Portfolio Interests” beginning on page 39.

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Index Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	John R. Campbell, CFA, Portfolio Manager/ 2013 David Neal, CFA, Portfolio Manager/ 2013 Robert M. Wicentowski, CFA, Portfolio Manager / 2017

For important information about purchase and sale of Portfolio interests and tax information, please turn to “Purchasing Portfolio Interests” beginning on page 39.

8	Wells Fargo Master Trust

International Value Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	LSV Asset Management	Josef Lakonishok, Ph.D., Portfolio Manager / 2003 Puneet Mansharamani, CFA, Portfolio Manager / 2006 Menno Vermeulen, CFA, Portfolio Manager / 2003

For important information about purchase and sale of Portfolio interests and tax information, please turn to “Purchasing Portfolio Interests” beginning on page 39.

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Large Company Value Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Dennis Bein, CFA, Portfolio Manager / 2016 Ryan Brown, CFA, Portfolio Manager / 2016 Harindra de Silva, Ph.D., CFA, Portfolio Manager / 2016

For important information about purchase and sale of Portfolio interests and tax information, please turn to “Purchasing Portfolio Interests” beginning on page 39.

10	Wells Fargo Master Trust

Managed Fixed Income Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Galliard Capital Management, Inc.	Andrea Johnson, CFA, Portfolio Manager / 2017 Brandon Kanz, CFA, Portfolio Manager / 2018

For important information about purchase and sale of Portfolio interests and tax information, please turn to “Purchasing Portfolio Interests” beginning on page 39.

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Real Return Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated

Kandarp R. Acharya, CFA, FRM, Portfolio Manager / 2014
Petros N. Bocray, CFA, FRM, Portfolio Manager / 2016
Michael Bradshaw, CFA, Portfolio Manager / 2014
Christian L. Chan, CFA, Portfolio Manager / 2014
Jay N. Mueller, CFA, Portfolio Manager / 2005
Garth B. Newport, CFA, Portfolio Manager / 2019
Michael Schueller, CFA, Portfolio Manager / 2019

For important information about purchase and sale of Portfolio interests and tax information, please turn to “Purchasing Portfolio Interests” beginning on page 39.

12	Wells Fargo Master Trust

Small Company Growth Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Peregrine Capital Management, LLC	William A. Grierson, CFA, Portfolio Manager / 2005 Daniel J. Hagen, CFA, Portfolio Manager / 2003 Paul E. von Kuster, CFA, Portfolio Manager / 1984

For important information about purchase and sale of Portfolio interests and tax information, please turn to “Purchasing Portfolio Interests” beginning on page 39.

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Small Company Value Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Jeff Goverman, Portfolio Manager / 2018 Garth R. Nisbet, CFA, Portfolio Manager / 2018 Craig Pieringer, CFA, Portfolio Manager / 2018

For important information about purchase and sale of Portfolio interests and tax information, please turn to “Purchasing Portfolio Interests” beginning on page 39.

14	Wells Fargo Master Trust

Summary of Important Information Regarding Purchase and Sale of Portfolio Shares and Tax Information

Item 6: Transaction Policies

Investments in the portfolios may only be made by certain institutional investors, whether organized within or outside the United States (excluding individuals, S corporations, partnerships, and grantor trusts beneficially owned by any individuals, S corporations, or partnerships). An investor in a Portfolio must also be an “accredited investor,” as that term is defined under Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (“1933 Act”).

There is no minimum initial or subsequent investment amount in a Portfolio. However, because each Portfolio intends to be as fully invested at all times as is reasonably practicable in order to enhance the return on its assets, investments must be made in federal funds (i.e., monies credited to the account of the Wells Fargo Master Trust’s (the “Trust”) custodian by a Federal Reserve Bank).

An investor in a Portfolio may withdraw all or any portion of its investment in the Portfolio based on the value of the Portfolio’s assets next determined after a withdrawal request in proper form is furnished by the investor to the Trust.

Item 7: Tax Information

Each investor in the Portfolio will be taxable on its distributive share of the Portfolio’s taxable income in determining its federal income tax liability. As a non-publicly traded partnership, the Portfolio will be deemed to have “passed through” to shareholders any interest, dividends, gains and losses which may be taxable as ordinary income or capital gains.

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Item 9: Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Percentages of the “Portfolio’s net assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the C&B Large Cap Value Portfolio, Core Bond Portfolio, Disciplined International Developed Markets Portfolio, Disciplined Large Cap Portfolio, Diversified Large Cap Growth Portfolio, Index Portfolio, Large Company Value Portfolio, Managed Fixed Income Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio concerning “80% of the Portfolio’s net assets” may be changed by the Board without interestholder approval, but interestholders would be given 60 days’ notice. The following pages contain the investment objectives, principal investment strategies, and related risks for each of the Portfolios.

16	Wells Fargo Master Trust

C&B Large Cap Value Portfolio

Investment Objective

The Portfolio seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

The Portfolio’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Portfolio’s net assets in equity securities of large-capitalization companies.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 1000® Index. The market capitalization range of the Russell 1000® Index was approximately $637.55 million to $2.21 trillion, as of August 31, 2020, and is expected to change frequently. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market.

We select securities for the portfolio based on an analysis of a company’s financial characteristics and an assessment of the quality of a company’s management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We believe its assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while its insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity. We may actively trade portfolio securities.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Investment Risks

The Portfolio is primarily subject to the risks mentioned below.

■ Market Risk ■ Equity Securities risk ■ Focused Portfolio Risk	■ Growth/Value Investing Risk ■ Management Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio’s net asset value, yield and total return. These risks are described in the “Description of Principal Investment Risks” section.

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Core Bond Portfolio

Investment Objective

The Portfolio seeks total return, consisting of income and capital appreciation.

The Portfolio’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Portfolio’s net assets in bonds;

■	at least 80% of the Portfolio’s total assets in investment-grade debt securities;

■	up to 25% of the Portfolio’s total assets in asset-backed securities, other than mortgage-backed securities; and

■	up to 20% of the Portfolio’s total assets in U.S. dollar-denominated debt securities of foreign issuers.

We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements to manage risk or to enhance return or as a substitute for purchasing the underlying security. While we may purchase securities of any maturity or duration, under normal circumstances, we expect to maintain an overall portfolio dollar-weighted average effective duration that is within 10% of that of the Fund’s benchmark. (The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond index, had a duration of 6.10 years, as of August 31, 2020.) “Dollar-Weighted Average Effective Duration” is an aggregate measure of the sensitivity of a fund’s fixed income portfolio securities to changes in interest rates. As a general matter, the price of a fixed income security with a longer effective duration will fluctuate more in response to changes in interest rates than the price of a fixed income security with a shorter effective duration.

We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Investment Risks

The Portfolio is primarily subject to the risks mentioned below.

■ Market Risk ■ Debt Risk ■ Derivatives Risk ■ Foreign Investment Risk ■ Futures Contracts Risk	■ Management Risk ■ Mortgage- and Asset-Backed Securities Risk ■ Options Risk ■ Swaps Risk ■ U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio’s net asset value, yield and total return. These risks are described in the “Description of Principal Investment Risks” section.

18	Wells Fargo Master Trust

Disciplined International Developed Markets Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

The Portfolio’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Portfolio’s total assets in equity securities of foreign issuers; and

■	up to 20% of the Portfolio’s total assets in emerging markets equity securities.

We invest principally in the equity securities of foreign issuers that are constituents of the MSCI EAFE Index. We invest primarily in developed countries but may invest in emerging markets. We consider equity securities of foreign issuers (or foreign securities) to be equity securities: (1) issued by companies with their principal place of business or principal office, or both, as determined in our reasonable discretion, in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Furthermore, we may use futures or participation notes to manage risk or to enhance return.

We employ a risk-controlled investment approach in seeking to construct a broadly diversified portfolio of companies with characteristics similar to the MSCI EAFE Index with a superior valuation and earnings profile. Our research, which utilizes a combination of quantitative methods and fundamental analysis, identifies companies based on valuation, quality and momentum characteristics that give a comprehensive view of each company’s relative valuation, operational and financial performance, and stock price behavior. Our approach seeks to achieve positive excess returns relative to the MSCI EAFE Index (which may include both value and growth stocks) by deriving the primary source of alpha via stock selection while explicitly managing active risk exposures in a portfolio that highly reflects benchmark-like characteristics. We regularly review the investments of the Portfolio and may sell a portfolio holding when, among other reasons, we believe there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

We reserve the right to hedge the Portfolio’s foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging. We may actively trade portfolio securities.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Investment Risks

The Portfolio is primarily subject to the risks mentioned below.

■ Market Risk ■ Equity Securities Risk ■ Foreign Investment Risk ■ Derivatives Risk ■ Emerging Markets Risk ■ Foreign Currency Contracts Risk	■ Futures Contracts Risk ■ Growth/Value Investing Risk ■ Management Risk ■ Participation Notes Risk ■ Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio’s net asset value, yield and total return. These risks are described in the “Description of Principal Investment Risks” section.

Wells Fargo Master Trust	19

Disciplined Large Cap Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

The Portfolio’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Portfolio’s net assets in equity securities of U.S. large-capitalization companies.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase. The market capitalization range of the Russell 1000® Index was approximately $637.55 million to $2.21 trillion, as of August 31, 2020, and is expected to change frequently.

We employ a risk controlled investment approach in seeking to construct a broadly diversified portfolio of companies with characteristics similar to the Russell 1000® Index and a superior valuation and earnings profile. Our research, which utilizes a combination of quantitative methods and fundamental analysis, identifies companies based on valuation, earnings and trading momentum characteristics that give a comprehensive view of each company’s relative valuation, operational and financial performance, and stock price behavior. Our approach seeks to achieve positive excess returns relative to the Russell 1000® Index (which may include both value and growth stocks) by using stock selection to take controlled active risks in a portfolio that is similar to the benchmark. We regularly review the investments of the portfolio and may sell a portfolio holding when, among other reasons, we believe there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Investment Risks

The Portfolio is primarily subject to the risks mentioned below.

■ Market Risk ■ Equity Securities Risk ■ Growth/Value Investing Risk ■ Management Risk ■ New Fund Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio’s net asset value, yield and total return. These risks are described in the “Description of Principal Investment Risks” section.

20	Wells Fargo Master Trust

Diversified Large Cap Growth Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

The Portfolio’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Portfolio’s net assets in equity securities of large-capitalization companies; and

■	up to 25% of the Portfolio’s total assets in equity securities of foreign issuers through ADRs and similar investments.

We invest principally in equity securities of large-capitalization companies. We may also invest in equity securities of foreign issuers, through ADRs and similar investments.

We utilize several different large cap investment strategies to pursue the Portfolio’s objective.

A portion of the Portfolio’s assets is invested in a strategy that utilizes a combination of quantitative methods and fundamental analysis to select a core portfolio of large capitalization companies (defined as companies with market capitalizations within the range of the Russell 1000® Index, which was approximately $637.55 million to $2.21 trillion, as of August 31, 2020) that we believe are relatively undervalued and exhibit the likelihood to meet or exceed future earnings expectations. Our quantitative analysis is based on a proprietary quantitative model that considers valuation, quality, and momentum characteristics to rank securities. Stocks that are attractively ranked by the total composite model are candidates for purchase. Such candidates undergo further qualitative analysis, which may include an evaluation of a company’s management strength, products and/or services, competition and risk profile. This disciplined process leads to a focused, target sleeve of approximately 50 securities that are diversified among major economic sectors. Generally, we avoid investments in issuers we deem to have significant alcohol, gaming or tobacco business. In general, a stock may be sold if it has declining earnings expectations or a significantly overvalued stock price, as indicated by lower rankings within the total composite model. Upon the sale of any security, we seek to invest the proceeds in the most attractive security, in light of all relevant considerations, in which the Portfolio may invest in accordance with its investment restrictions.

The remaining portion of the Portfolio’s assets is invested in a strategy that looks for large capitalization companies (defined as companies with market capitalizations within the range of the S&P 500 Index, which was approximately $2.73 billion to $2.21 trillion, as of August 31, 2020) that dominate their market, are establishing new markets or are undergoing dynamic change. We believe earnings and revenue growth relative to expectations are critical factors in determining stock price movements. Thus, our investment process is centered around finding companies with under-appreciated prospects for robust and sustainable growth in earnings and revenue. To find that growth, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business models have sufficient profit potential. We forecast revenue and earnings revision opportunities, along with other key financial metrics to assess investment potential. We then combines that company-specific analysis with its assessment of secular and timeliness trends to form a buy/sell decision about a particular stock. We sell a company’s securities when we see deterioration in fundamentals that leads us to become suspicious of a company’s prospective growth profile or the profitability potential of its business model, as this often leads to lower valuation potential. We may also sell or trim a position when we need to raise money to fund the purchase of a better investment opportunity or when valuation is extended beyond our expectations. We may actively trade portfolio securities.

Because the Portfolio’s assets are managed by multiple portfolio managers within the Portfolio using the investment strategies as described above, the Portfolio could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other Portfolio’s using a single investment management style. We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio’s assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio. We may invest in any sector, and at times may emphasize one or more particular sectors.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to

Wells Fargo Master Trust	21

either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the interest holders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Investment Risks

The Portfolio is primarily subject to the risks mentioned below.

■ Market Risk ■ Equity Securities Risk ■ Foreign Investment Risk ■ Growth/Value Investing Risk ■ Management Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio’s net asset value, yield and total return. These risks are described in the “Description of Principal Investment Risks” section.

22	Wells Fargo Master Trust

Emerging Growth Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

The Portfolio’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Portfolio’s total assets in equity securities of small-capitalization companies; and

■	up to 25% of the Portfolio’s total assets in equity securities of foreign issuers through ADRs and similar investments.

We invest principally in equity securities of small-capitalization companies, that we define as securities of companies with market capitalization within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index was approximately $38.69 million to $8.38 billion, as of August 31, 2020, and is expected to change frequently. Small-capitalization companies may include both domestic and foreign small-capitalization companies.

We seek small-capitalization companies that are in the emerging phase of their life cycle. We believe earnings and revenue growth relative to consensus expectations are critical factors in determining stock price movements. Thus, its investment process focuses on identifying companies with robust and sustainable growth in revenue and earnings that are underappreciated by the market. To find that growth, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business models have sufficient profit potential. We forecast revenue and earnings growth along with other key financial metrics to assess investment potential. We then combines that company-specific analysis with its assessment of what the market is discounting for growth to form a buy/sell decision about a particular stock. We seek to capitalize on investment opportunities where a sizable gap exists between market consensus and our expectation for a company’s growth prospects. We may invest in any sector and, at times, may emphasize one or more particular sectors. In addition, our investment process is built on a foundation of continuous risk management and a strict sell discipline. We sell a company’s securities when it sees signs that can cause a company’s growth prospects to deteriorate, as this often leads to lower valuation potential. We may also sell or trim a position when it needs to raise money to fund the purchase of a better investment opportunity or when valuation has extended beyond its expectations. We may actively trade portfolio securities.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Investment Risks

The Portfolio is primarily subject to the risks mentioned below.

■ Market Risk ■ Equity Securities Risk ■ Smaller Company Securities Risk	■ Foreign Investment Risk ■ Growth/Value Investing Risk ■ Management Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio’s net asset value, yield and total return. These risks are described in the “Description of Principal Investment Risks” section.

Wells Fargo Master Trust	23

Index Portfolio

Investment Objective

The Portfolio seeks to replicate the total return of the S&P 500 Index, before fees and expenses.

The Portfolio’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Portfolio’s net assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

The Portfolio invests in substantially all of the common stocks comprising the S&P 500 Index and attempts to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Portfolio’s investment results, before expenses. This correlation is sought regardless of market conditions. If we are unable to achieve this correlation, we will closely monitor the performance and composition of the S&P 500 Index and adjust the Portfolio’s securities holdings as necessary to seek the correlation.

A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (“NAV”) of Interests, including dividends and capital gains,would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by,among other things, transaction costs and interestholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio’s securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses. We may actively trade portfolio securities.

Furthermore, we may use futures to manage risk or to enhance return.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Investment Risks

The Portfolio is primarily subject to the risks mentioned below.

■ Market Risk ■ Equity Securities Risk ■ Derivatives Risk	■ Futures Contracts Risk ■ Index Tracking Risk ■ Management Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio’s net asset value, yield and total return. These risks are described in the “Description of Principal Investment Risks” section.

24	Wells Fargo Master Trust

International Value Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

The Portfolio’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Portfolio’s total assets in equity securities of foreign issuers of any market capitalization; and

■	up to 20% of the Portfolio’s total assets in emerging markets equity securities.

We invest principally in the equity securities of foreign issuers.

We invest in equity securities of foreign issuers of any market capitalization which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. We consider equity securities of foreign issuers (or foreign securities) to be equity securities: (1) issued by companies with their principal place of business or principal office, or both, as determined in our reasonable discretion, in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. We invest in the securities of companies located in at least three countries, not including the U.S. The types of securities in which the Adviser normally invests include common stock, preferred stock, rights, warrants and American Depositary Receipts (ADRs). We may use futures or options to manage risk or to enhance return. We may also actively trade portfolio securities. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market’s low expectations. We use a quantitative investment model to make investment decisions for the Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a “mindset” about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return.

A stock is typically sold if the model indicates a decline in its ranking or if a stock’s relative portfolio weight has appreciated significantly (relative to the benchmark).

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Investment Risks

The Portfolio is primarily subject to the risks mentioned below.

■ Market Risk ■ Equity Securities Risk ■ Foreign Investment Risk ■ Derivatives Risk ■ Emerging Markets Risk ■ Futures Contracts Risk	■ Growth/Value Investing Risk ■ Management Risk ■ Options Risk ■ Quantitative Model Risk ■ Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio’s net asset value, yield and total return. These risks are described in the “Description of Principal Investment Risks” section.

Wells Fargo Master Trust	25

Large Company Value Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

The Portfolio’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Portfolio’s net assets in equity securities of large-capitalization companies.

We invest principally in equity securities of U.S. large-capitalization companies, which are defined as companies with market capitalizations within the range of the Russell 1000® Index. The market capitalization range of the Russell 1000® Index was approximately $637.55 million to $2.21 trillion, as of August 31, 2020, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures contracts to equitize uninvested cash.

We construct a diversified portfolio of large capitalization equity securities that we believe, based on the use of a proprietary quantitative investment process, will outperform the broad market (net of fees) while maintaining a risk profile similar to the Russell 1000 Value Index. In an attempt to minimize the likelihood and magnitude of under performance versus the Russell 1000 Value Index, under normal market conditions, we will seek to create a portfolio with sector exposures, as well as value and market capitalization characteristics that are relatively consistent with that index. We monitor the risk-return tradeoff of the overall portfolio, and will either rebalance the portfolio or sell one or more individual securities when their expected return targets are reached, or when portfolio risks increase beyond acceptable levels.

We may actively trade portfolio securities.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Investment Risks

The Portfolio is primarily subject to the risks mentioned below.

■ Market Risk ■ Equity Securities Risk ■ Derivatives Risk	■ Futures Contracts Risk ■ Growth/Value Investing Risk ■ Management Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio’s net asset value, yield and total return. These risks are described in the “Description of Principal Investment Risks” section.

26	Wells Fargo Master Trust

Managed Fixed Income Portfolio

Investment Objective

The Portfolio seeks consistent fixed-income returns.

The Portfolio’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Portfolio’s net assets in investment grade fixed income securities.

We invest in a diversified portfolio of investment grade fixed- and variable-rate U.S. dollar denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others. We emphasize the use of intermediate maturity securities to lessen duration and employ lower risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. We consider intermediate-term securities to be those with maturities of between 2 and 20 years. We may use futures, options or swaps to manage risk and enhance returns.

The Portfolio will limit its investment in mortgage-backed securities to not more than 65% of total assets and its investment in other asset-backed securities to not more than 25% of total assets. While we may purchase securities of any maturity or duration, under normal circumstances, we expect to maintain an overall portfolio dollar-weighted average effective duration that is within 10% of that of the Portfolio’s benchmark. “Dollar-Weighted Average Effective Maturity” is a measure of the average time until the final payment of principal and interest is due on fixed income securities in the Portfolio. “Dollar-Weighted Average Effective Duration” is an aggregate measure of the sensitivity of a fund’s fixed income portfolio securities to changes in interest rates. As a general matter, the price of a fixed income security with a longer effective duration will fluctuate more in response to changes in interest rates than the price of a fixed income security with a shorter effective duration.

While not a principal strategy, we also may invest up to 10% of the Portfolio’s total assets in each of (i) securities issued or guaranteed by foreign governments the Adviser deems stable, or their subdivisions, agencies, or instrumentalities; (ii) loan or security participations; (iii) securities of supranational organizations; and (iv) municipal securities.

We may actively trade portfolio securities.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Investment Risks

The Portfolio is primarily subject to the risks mentioned below.

■ Market Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Foreign Investment Risk ■ Futures Contracts Risk	■ Management Risk ■ Mortgage- and Asset-Backed Securities Risk ■ Options Risk ■ Swaps Risk ■ U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio’s net asset value, yield and total return. These risks are described in the “Description of Principal Investment Risks” section.

Wells Fargo Master Trust	27

Real Return Portfolio

Investment Objective

The Portfolio seeks returns that exceed the rate of inflation over the long-term.

The Portfolio’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Portfolio’s total assets in debt securities;

■	at least 65% of the Portfolio’s total assets in inflation-indexed debt securities;

■	up to 20% of the Portfolio’s total assets in below investment-grade debt securities;

■	up to 15% of the Portfolio’s total assets in debt securities of foreign-issuers, including issuers from emerging markets; and

■	up to 20% of the Portfolio’s total assets in equity securities, including common stock, preferred stock, and REITs, of domestic and foreign issuers, including issuers from emerging markets.

We utilize an active allocation strategy to diversify the portfolio across various investments, assets and sectors, in an attempt to generate a real return (a return in excess of the rate of inflation) over an economic cycle, consistent with an appropriate level of risk. We allocate investments to various broad asset classes based on our assessment of changing economic, global market, industry, and issuer conditions. We use a “top-down” analysis of macroeconomic trends combined with a “bottom-up” fundamental analysis of market sectors, industries, and issuers to seek to take advantage of varying sector reactions to the economic environment. In implementing the active allocation strategy, we evaluate relative risk and relative values across asset classes, countries, sectors, and issuers.

We invest principally in debt securities, seeking to exceed the rate of inflation over a full market cycle. These securities may have fixed, floating or variable rates and may include debt securities of both domestic and foreign issuers, including issuers from emerging markets. We invest primarily in inflation-indexed debt securities issued or guaranteed by governments, their agencies or instrumentalities, as well as corporate issuers. We may also invest in a variety of other debt securities, including corporate, mortgage- and asset-backed securities, bank loans and government obligations. We treat the returns from inflation-indexed debt securities as including interest paid on the principal amount of the security, adjustments made to the principal amount based on an official inflation measure and changes in market value.

We invest in investment-grade debt securities by generally purchasing securities that we believe have strong relative value based on an analysis of a security’s characteristics (such as its principal value, coupon rate, credit quality, maturity, duration and yield) in light of the current market environment. We may also invest in below investment-grade debt securities, often called “high yield securities” or “junk bonds”. We start our investment process with a focus on bottom-up fundamental credit analysis to generate investment ideas, to understand the potential risks, and to select individual securities that may potentially add value from income and/or capital appreciation. Our credit research may include an assessment of an issuer’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a debt security due to changes in credit characteristics or our outlook, as well as changes in portfolio strategy or cash flow needs or to replace a debt security with another security that presents what we believe to be a better value or risk/reward profile.

We may invest in equity securities, including common stock, preferred stock, and REITs of domestic and foreign issuers, including emerging market issuers and American Depositary Receipts (ADRs). We seek out investments that we believe have strong financial attributes and offer compelling valuation opportunities. We may invest in equity securities of companies of any size. These investments will generally be within sectors of the market (such as real estate, consumer staples, energy and materials) that we believe to be inflation-sensitive. We do not manage the Portfolio’s portfolio to a specific maturity or duration.

We may invest in derivatives, such as futures and swaps that have economic or financial characteristics that are similar to inflation-indexed, debt securities or equity securities. We may also use futures contracts to manage or adjust duration and yield curve exposure, as well as to manage risk or to enhance return.

We may enter into currency-related transactions through derivative instruments, including currency and cross currency forwards. The use of derivative currency transactions is intended to allow the Portfolio to manage, hedge

28	Wells Fargo Master Trust

or reduce a foreign currency-specific risk exposure of a portfolio security or its denominated currency or to obtain net long exposure to selected currencies for the purpose of generating income or additional returns.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Portfolio’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Investment Risks

The Portfolio is primarily subject to the risks mentioned below.

■

Market Risk

■

Debt Securities Risk

■

Inflation-Indexed Debt Securities Risk

■

Derivatives Risk

■

Emerging Markets Risk

■

Equity Securities Risk

■

Foreign Currency Contracts Risk

■

Foreign Investment Risk

■

Futures Contracts Risk

■

High Yield Securities Risk

■

Loan Risk

■

Management Risk

■

Mortgage- and Asset -Backed Securities

■

Real Estate Securities Risk

■

Smaller Company Securities Risk

■

Swaps Risk

■

U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio’s net asset value, yield and total return. These risks are described in the “Description of Principal Investment Risks” section.

Wells Fargo Master Trust	29

Small Company Growth Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

The Portfolio’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Portfolio’s net assets in equity securities of small-capitalization companies.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index was approximately $38.69 million to $8.38 billion, as of August 31, 2020, and is expected to change frequently.

In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Rediscovery phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid long-term (3-5 year) earnings growth prospects. Companies that fit into the Rediscovery phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches its sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, have significant short-term price declines, or in order to provide funds for new stock purchases. We may actively trade portfolio securities.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Investment Risks

The Portfolio is primarily subject to the risks mentioned below.

■ Market Risk ■ Equity Securities Risk ■ Smaller Company Securities Risk	■ Foreign Investment Risk ■ Growth/Value Investing Risk ■ Management Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio’s net asset value, yield and total return. These risks are described in the “Description of Principal Investment Risks” section.

30	Wells Fargo Master Trust

Small Company Value Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

The Portfolio’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Portfolio’s net assets in equity securities of small-capitalization companies.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index was approximately $38.69 million to $8.38 billion, as of August 31, 2020, and is expected to change frequently.

Our team’s strategy is designed to provide exposure to small public companies with current stock prices that we believe do not accurately reflect their intrinsic values. We use bottom-up fundamental analysis (i.e., focusing on company-specific factors rather than broader market factors) to execute our investment philosophy which focuses on identifying three core alpha (i.e., excess returns relative to an index) drivers: value, quality partner, and contrarian. First and foremost, we believe a prospective company should possess attractive value characteristics such as being priced at a discount relative to peers and the company’s own historic valuation metrics. We also seek companies that are shareholder-friendly quality partner firms demonstrating favorable cash flow generating capabilities and that have the management, business model, products and resources to drive organic growth. Lastly, the investment should exhibit what we believe are contrarian characteristics and be in a unique position for value creation, yet, overlooked by the investment community. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration surface.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Investment Risks

The Portfolio is primarily subject to the risks mentioned below.

■ Market Risk ■ Equity Securities Risk ■ Smaller Company Securities Risk	■ Growth/Value Investing Risk ■ Management Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio’s net asset value, yield and total return. These risks are described in the “Description of Principal Investment Risks” section.

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Description of Principal Investment Risks

Understanding the risks involved in fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The risks that are most likely to have a material effect on a particular Portfolio as a whole are called “principal risks.” The principal risks for each Portfolio have been previously identified and are described below (in alphabetical order). Additional information about the principal risks is included in the Statement of Additional Information.

Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. The credit quality of a debt security may deteriorate rapidly and cause significant deterioration in the Fund’s net asset value. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Some debt securities give the issuers the option to call, redeem or prepay the securities before their maturity dates. If an issuer calls, redeems or prepays a debt security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Changes in market conditions and government policies may lead to periods of heightened volatility in the debt securities market, reduced liquidity Fund investments and an increase in Fund redemptions.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or reference rates, as well as the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or reference rates, and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. For example, emerging market countries are typically more dependent on exports and are, therefore, more vulnerable to recessions in other countries. Emerging markets tend to have less developed legal and financial systems and a smaller market capitalization than markets in developed countries. Some emerging markets are subject to greater political instability. Additionally, emerging markets may have more volatile currencies and be more sensitive than developed markets to a variety of economic factors, including inflation. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.

Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market,

32	Wells Fargo Master Trust

economic and political conditions. Investing in equity securities poses risks specific to an issuer, as well as to the particular type of company issuing the equity securities. For example, investing in the equity securities of small- or mid-capitalization companies can involve greater risk than is customarily associated with investing in stocks of larger, more-established companies. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments. Negative news or a poor outlook for a particular industry can cause the share prices of securities of companies in that industry to decline.

Focused Portfolio Risk. Changes in the value of a small number of issuers are likely to have a larger impact on a Fund’s net asset value than if the Fund held a greater number of issuers.

Foreign Currency Contracts Risk. A Fund that enters into forwards or other foreign currency contracts, which are a type of derivative, is subject to the risk that the portfolio manager may be incorrect in his or her judgment of future exchange rate changes. The Fund’s gains from positions in foreign currency contracts may accelerate and/or lead to recharacterization of the Fund’s income or gains and its distributions to shareholders. The Fund’s losses from such positions may also lead to recharacterization of the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks, such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.

Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.

Growth/Value Investing Risk. Securities that exhibit certain characteristics, such as growth characteristics or value characteristics, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities that exhibit different characteristics.

High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.

Index Tracking Risk. A Fund may not achieve exact correlation between the performance of the Fund and the index it tracks due to factors such as transaction costs, shareholder purchases and redemptions and the timing of changes in the composition of the index. The Fund may invest in only a representative sample of the securities that comprise the index and may hold securities not included in the index, subjecting the Fund to increased tracking risk. Maintaining investments in securities regardless of market conditions or the investment merits of the securities in seeking to replicate an index’s composition or performance could cause the Fund’s returns to be lower than if the Fund employed an active strategy.

Inflation-Indexed Debt Securities Risk. The principal value of an inflation-indexed debt security is periodically adjusted according to the rate of inflation and, as a result, a Fund’s yield and return will be affected by changes in the rate of inflation. If the reference inflation index rate falls, the principal value of an inflation-indexed debt security will decline, which will cause the value of the Fund’s shares and the amount of interest payable on such security to be reduced.

Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the

Wells Fargo Master Trust	33

Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities are subject to risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Defaults on the underlying mortgages or assets may cause such securities to decline in value and become less liquid. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. When interest rates decline or are low, borrowers may pay off their mortgage or other debts sooner than expected, which can reduce the returns of a Fund. Funds that may enter into mortgage dollar roll transactions are subject to the risk that the market value of the securities that are required to be repurchased in the future may decline below the agreed upon repurchase price. They also involve the risk that the party to whom the securities are sold may become insolvent, limiting a Fund’s ability to repurchase securities at the agreed upon price.

Municipal Securities Risk. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost to a Fund of purchasing such securities and effectively reduce the Fund’s yield. Typically, less information is available about a municipal issuer than is available about other types of issuers. Various types of municipal securities are often related in such a way that political, economic or business developments affecting one obligation could affect other municipal securities held by the Fund. The value and liquidity of municipal securities backed by the revenue from a particular project or other source may decline if the project or other source fails to generate expected revenue. Although the Fund may strive to invest in municipal securities and other securities that pay interest that is exempt from certain taxes (such as federal taxes, federal alternative minimum tax and/or state taxes as applicable), some income earned by Fund investments may be subject to such taxes. Certain issuers of municipal securities may have the ability to call or redeem a security prior to its maturity date, which could impair Fund performance.

Options Risk. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities, and there may at times not be a liquid secondary market for certain options.

Participation Notes Risk. The performance results of participation notes, which are a type of derivative, will not replicate exactly the performance of the securities of the foreign companies or foreign securities markets that they seek to replicate due to various factors, including transaction and other expenses. The transaction price of participation notes may not equal the underlying value of the securities of the foreign companies or foreign

34	Wells Fargo Master Trust

securities markets whose performance they seek to replicate. Moreover, a Fund has no rights under a participation note against the issuer of the underlying security.

Quantitative Model Risk. Funds that are managed according to a quantitative model can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model. These issues could negatively impact investment returns.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies. Smaller companies may have no or relatively short operating histories, limited financial resources or may have recently become public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Swaps Risk. Depending on their structure, swap agreements and options to enter into swap agreements (“swaptions”), both of which are types of derivatives, may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage-backed securities, corporate borrowing rates, or credit events or other reference points such as security prices or inflation rates.

U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations or its creditworthiness declines, the performance of a Fund that holds securities issued or guaranteed by the entity will be adversely impacted.

Portfolio Holdings Information

The Statement of Additional Information (Part B) contains a description of the Portfolios’ policies and procedures with respect to the disclosure of the portfolio holdings of securities for each Portfolio.

Wells Fargo Master Trust	35

ITEM 10: Management, Organization and Capital Structure

The Adviser

Wells Fargo Funds Management, LLC (“Funds Management”), headquartered at 525 Market Street, San Francisco, CA 94105, provides advisory services to the Portfolios pursuant to an advisory agreement (the “Advisory Agreement”). Funds Management is a wholly owned subsidiary of Wells Fargo & Company, a publicly traded diversified financial services company that provides banking, insurance, investment,mortgage and consumer financial services. Funds Management is a registered investment adviser that provides advisory services for registered mutual funds, closed-end funds and other funds and accounts. Funds Management is a part of Wells Fargo Asset Management, the trade name used by the asset management businesses of Wells Fargo & Company.

Funds Management is responsible for implementing the investment objectives and strategies of the Portfolios. Funds Management’s investment professionals review and analyze the Portfolios’ performance, including relative to peer funds, and monitor the Portfolios’ compliance with its investment objectives and strategies. Funds Management is responsible for reporting to the Board on investment performance and other matters affecting the Portfolios. When appropriate, Funds Management recommends to the Board enhancements to Portfolio features, including changes to Portfolio investment objectives, strategies and policies. Funds Management also communicates with stakeholders and intermediaries about Portfolio performance and features.

To assist Funds Management in implementing the investment objectives and strategies of the Portfolios, Funds Management may contract with one or more sub-advisers to provide day-to-day portfolio management services to the Fund. Funds Management employs a team of investment professionals who identify and recommend the initial hiring of any sub-adviser and oversee and monitor the activities of any sub-adviser on an ongoing basis. Funds Management retains overall responsibility for the investment activities of the Portfolios.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and any applicable sub-advisory agreements for the Portfolios is available in each Portfolio’s Annual Report for the period ended May 31st.

For the Portfolios’ most recent fiscal year end, the advisory fee paid to Funds Management pursuant to the Advisory Agreement, net of any applicable waivers and reimbursements, was as follows:

Advisory Fees Paid
As a % of average daily net assets
C&B Large Cap Value Portfolio	0.61%
Core Bond Portfolio	0.34%
Disciplined International Developed Markets Portfolio	0.80%
Disciplined Large Cap Portfolio	0.25%
Diversified Large Cap Growth Portfolio	0.56%
Emerging Growth Portfolio	0.79%
Index Portfolio	0.10%
International Value Portfolio	0.77%
Large Company Value Portfolio	0.35%
Managed Fixed Income Portfolio	0.37%
Real Return Portfolio	0.34%
Small Company Growth Portfolio	0.77%
Small Company Value Portfolio	0.71%

36	Wells Fargo Master Trust

The Sub-Advisers and Portfolio Managers

The following sub-advisers and portfolio managers provide day-to-day portfolio management services to the Portfolios. These services include making purchases and sales of securities and other investment assets for the Portfolios, selecting broker-dealers, negotiating brokerage commission rates and maintaining portfolio transaction records. The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as investment adviser to the Portfolios. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolios.

Cooke & Bieler, L.P. (“Cooke & Bieler”), a registered investment adviser located at 1700 Market Street, Philadelphia, PA 19103, serves as a sub-adviser and provides portfolio management services to one or more Portfolios. Cooke & Bieler provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals.

Andrew B. Armstrong, CFA C&B Large Cap Value Portfolio	Mr. Armstrong rejoined Cooke & Bieler in 2014, where he currently serves as a Principal, Portfolio Manager and Research Analyst.
Wesley Lim, CFA C&B Large Cap Value Portfolio	Mr. Lim joined Cooke & Bieler in 2018, where he currently serves as Principal, Portfolio Manager and Research Analyst.
Steve Lyons, CFA C&B Large Cap Value Portfolio	Mr. Lyons joined Cooke & Bieler in 2006, where he currently serves as a Partner, Portfolio Manager and Research Analyst.
Michael M. Meyer, CFA C&B Large Cap Value Portfolio	Mr. Meyer joined Cooke & Bieler in 1993, and currently serves as a Partner, Portfolio Manager and Research Analyst.
Edward W. O’Connor, CFA C&B Large Cap Value Portfolio	Mr. O’Connor joined Cooke & Bieler in 2002, where he currently serves as a Partner, Portfolio Manager and Research Analyst.
R. James O’Neil, CFA C&B Large Cap Value Portfolio	Mr. O’Neil joined Cooke & Bieler in 1988, and currently serves as a Partner, Portfolio Manager and Research Analyst.
Mehul Trivedi, CFA C&B Large Cap Value Portfolio	Mr. Trivedi joined Cooke & Bieler in 1998, and currently serves as a Partner, Portfolio Manager and Research Analyst.
William Weber, CFA C&B Large Cap Value Portfolio

Mr. Weber rejoined Cooke & Bieler in 2010, where he currently serves as a Partner, Portfolio Manager and Research Analyst. Prior to Business School, Mr. Weber served as an Associate Analyst with Cooke & Bieler.

Galliard Capital Management, Inc. (“Galliard”), a registered investment adviser located at 800 LaSalle Avenue, Suite 1100, Minneapolis, MN 55402, serves as a sub-adviser and provides portfolio management services to one or more Portfolios. Galliard, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities.

Andrea Johnson, CFA Managed Fixed Income Portfolio	Ms. Johnson joined Galliard in 2005, where she currently serves as Principal of Client Portfolio Management. Prior to her current role she was a Senior Director.
Brandon Kanz, CFA Managed Fixed Income Portfolio

Mr. Kanz joined Galliard in 2005, where he currently serves as Head of Credit overseeing the credit sector team. Mr. Kanz is Vice Chair of the Investment Committee and chairs the Credit Working Group. Prior to joining Galliard he was a securities analyst with Woodmen of the World.

LSV Asset Management (“LSV”), a registered investment adviser located at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606, serves as the sub-adviser to the Portfolio. Accordingly, LSV provides portfolio management services to the Portfolio. LSV provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

Josef Lakonishok, Ph.D. International Value Portfolio	Dr. Lakonishok joined LSV in 1994, where he currently serves as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager.
Puneet Mansharamani, CFA International Value Portfolio	Mr. Mansharamani joined LSV in 2000, where he currently serves as a Partner and Portfolio Manager.
Menno Vermeulen, CFA International Value Portfolio	Mr. Vermeulen joined LSV 1995, where he currently serves as a Partner and Portfolio Manager.

Wells Fargo Master Trust	37

Peregrine Capital Management, LLC. (Peregrine), a registered investment adviser located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, serves as a sub-adviser and provides portfolio management services to one or more Portfolios. Accordingly, Peregrine is responsible for the day-to-day investment management activities of these Portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.

William A. Grierson, CFA Small Company Growth Portfolio	Mr. Grierson joined Peregrine in 2000, where he currently serves as a Principal and Portfolio Manager for the Small Cap Growth strategy.
Daniel J. Hagen, CFA Small Company Growth Portfolio	Mr. Hagen joined Peregrine in 1996, where he currently serves as a Principal and Portfolio Manager for the Small Cap Growth strategy.
Paul E. von Kuster, CFA Small Company Growth Portfolio	Mr. von Kuster joined Peregrine in 1984, where he currently serves as a Principal and Portfolio Manager for the Small Cap Growth strategy.

Wells Capital Management Incorporated (“Wells Capital Management”) is a registered investment adviser located at 525 Market Street, San Francisco, CA 94105. Wells Capital Management, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients, including mutual funds. Wells Capital Management is a part of Wells Fargo Asset Management, the trade name used by the asset management businesses of Wells Fargo & Company.

Kandarp R. Acharya, CFA, FRM Real Return Portfolio

Mr. Acharya joined Wells Capital Management in 2013, where he currently serves as a Senior Portfolio Manager. Prior to joining Wells Capital Management, Mr. Acharya led the Advanced Analytics and Quantitative Research Group at Wells Fargo Wealth Management, where he also led the development and implementation of quantitative tactical allocation models as a member of the firm’s Asset Allocation Committee.

Dennis Bein, CFA Large Company Value Portfolio	Mr. Bein joined Wells Capital Management or one of its predecessor firms in 1995, where he currently serves as a Portfolio Manager.
Maulik Bhansali, CFA Core Bond Portfolio	Mr. Bhansali joined Wells Capital Management in 2001, where he currently serves as a Senior Portfolio Manager.
Petros N. Bocray, CFA, FRM Real Return Portfolio

Mr. Bocray joined Wells Capital Management in 2006, where he currently serves as a Portfolio Manager. Prior to joining the Multi-Asset Solutions team, he held a similar role with the Quantitative Strategies group at Wells Capital Management where he co-managed several of the team’s portfolios. Mr. Bocray joined Wells Capital Management in 2006, where he currently serves as a Portfolio Manager. Prior to joining the Multi-Asset Solutions team, he held a similar role with the Quantitative Strategies group at Wells Capital Management where he co-managed several of the team’s portfolios.

Michael Bradshaw, CFA Real Return Porfolio	Mr. Bradshaw joined Wells Capital or one of its predecessor firms in 2006, where he currently serves as a Managing Director and Senior Portfolio Manager with the Precious Metals team.
Ryan Brown, CFA Large Company Value Portfolio	Mr. Brown joined Wells Capital Management or one of its predecessors in 2007, where he currently serves as a Portfolio Manager.
John R. Campbell, CFA Diversified Large Cap Growth Portfolio Index Portfolio	Mr. Campbell joined Wells Capital Management or one of its predecessor firms in 2006, where he currently serves as a Senior Portfolio Manager for the Golden Capital Equity team.
Justin P. Carr, CFA Disciplined International Developed Markets Portfolio Disciplined Large Cap Portfolio	Mr. Carr joined Wells Capital Management or one of its predecessor firms in 2001, where he currently serves as a Portfolio Manager and Analyst for the Golden Capital Equity team.
Christian L. Chan, CFA Real Return Portfolio

Mr. Chan joined Wells Capital Management in 2013, where he currently serves as a Senior Portfolio Manager. Prior to joining Wells Capital Management, Mr. Chan was a Portfolio Manager at Wells Fargo Funds Management, LLC where he managed several of the firm’s asset allocation mutual funds, and also served as the firm’s Head of Investments.

Harindra de Silva, Ph.D., CFA Large Company Value Portfolio	Mr. de Silva joined Wells Capital Management or one of its predecessors in 1995, where he currently serves as a Portfolio Manager.

38	Wells Fargo Master Trust

Joseph M. Eberhardy, CFA, CPA Diversified Large Cap Growth Portfolio Emerging Growth Portfolio	Mr. Eberhardy joined Wells Capital Management or one of its predecessor firms in 1994, where he currently serves as a Portfolio Manager on the Heritage Growth Equity team.
Vince Fioramonti, CFA Disciplined International Developed Markets Portfolio Diversified Large Cap Growth Portfolio	Mr. Fioramonti joined Wells Capital Management or one of its predecessor firms in 2012, where he currently serves as Senior Portfolio Manager for the Golden Capital Equity team.
Jeff Goverman Small Company Value Portfolio	Mr. Goverman joined Wells Capital Management or one of its predecessor firms in 2006, where he currently serves as a Portfolio Manager for the Small Cap Value style.
Jay N. Mueller, CFA Real Return Portfolio	Mr. Mueller joined Wells Capital Management or one of its predecessor firms in 1991, where he currently serves as a Portfolio Manager specializing in macroeconomic analysis.
David Neal, CFA Index Portfolio	Mr. Neal joined Wells Capital Management or one of its predecessor firms in 2006, where he currently serves as a Portfolio Manager for the Golden Capital Equity team.
Garth B. Newport, CFA Real Return Portfolio	Mr. Newport joined Wells Capital Management or one of its predecessor firms in 2007, where he currently serves as Co-Portfolio Manager for the PMV REIT Equity Strategy.
Garth R. Nisbet, CFA Small Company Value Portfolio	Mr. Nisbet joined Wells Capital Management or one of its predecessor firms in 2011, where he currently serves as a Senior Portfolio Manager for the Small Cap Value style.
Thomas O’Connor, CFA Core Bond Portfolio	Mr. O’Connor joined Wells Capital Management in 2000, where he currently serves as a Senior Portfolio Manager.
Thomas C. Ognar, CFA Diversified Large Cap Growth Portfolio Emerging Growth Portfolio	Mr. Ognar joined Wells Capital Management or one of its predecessor firms in 1998, where he currently serves as a Portfolio Manager on the Heritage Growth Equity team.
Craig Pieringer, CFA Small Company Value Portfolio	Mr. Pieringer joined Wells Capital Management or one of its predecessor firms in 1997, where he currently serves as a Portfolio Manager for the Small Cap Value style.
Michael Schueller, CFA Real Return Portfolio	Mr. Schueller joined Wells Capital Management or one of its predecessor firms in2000,where he currently serves as a Portfolio Manager and Senior Research Analystspecializing in high-yield securities.
Jarad Vasquez Core Bond Portfolio	Mr. Vasquez joined Wells Capital Management in 2007, where he currently serves as a Senior Portfolio Manager.
Robert M. Wicentowski, CFA Disciplined Large Cap Growth Portfolio Index Portfolio

Mr. Wicentowski joined Wells Capital Management or one of its predecessor firms in 2016, where he currently serves as a Portfolio Manager and Analyst for the Golden Capital Equity team. Prior to joining Wells Capital Management, he served as a Manager of Portfolio Research at WBI Investments, LLC. Prior to WBI Investments, Mr. Wicentowski served as a Senior Global Strategist for the Options Strategy Group for Wells Fargo Bank, N.A.

ITEMS 11 AND 12: Shareholder Information and Distribution Arrangements

The following pages provide information regarding how Portfolio shares are priced, how shares can be purchased and redeemed and how distributions are paid from the portfolios.

Purchasing Portfolio Interests; Valuing Portfolio Interests

Interests in the Portfolios are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. All investments in the Portfolios are made without a sales load. Investments in a Portfolio may only be made by certain institutional investors, whether organized within or outside the United States (excluding individuals, S corporations, partnerships, and grantor

Wells Fargo Master Trust	39

trusts beneficially owned by any individuals, S corporations, or partnerships). An investor in a Portfolio must also be an “accredited investor,” as that term is defined under Rule 501(a) of Regulation D under the 1933 Act.

The Trust reserves the right to reject purchase orders for any reason. Each investor’s interest in a Portfolio will be determined daily based on the investor’s ownership percentage of the Portfolio’s net assets, which are valued daily at the Valuation Time (as defined in the following section). Any additions to an investor’s investment in a Portfolio or withdrawals of all or a portion of an investor’s investment in a Portfolio which are to be effected on that day will then be effected. Each investor’s interest in a Portfolio then will be computed using a percentage equal to the fraction (1) the numerator of which is the value of the investor’s investment in the Portfolio as of the Valuation Time on that day plus or minus, as the case may be, the amount of any additions to or redemptions from such investment effected on that day and (2) the denominator of which is the value of the Portfolio’s total net assets as of the Valuation Time on that day plus or minus, as the case may be, the amount of the net additions to or redemptions from the aggregate investments in the Portfolio by all investors. The percentages so determined then will be applied to determine the value of each investor’s respective interest in the Portfolio as of the Valuation Time on the following Business Day.

There is no minimum initial or subsequent investment amount in a Portfolio. However, because each Portfolio intends to be as fully invested at all times as is reasonably practicable in order to enhance the return on its assets, investments must be made in federal funds (i.e., monies credited to the account of the Trust’s custodian by a Federal Reserve Bank).

Valuation of Portfolio Assets

The securities held by a Portfolio are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day that the NYSE is open, although a Portfolio may deviate from this calculation time under unusual or unexpected circumstances (the “Valuation Time”). Portfolio interest purchase and redemption requests are processed based on the value of a Portfolio’s net assets next determined after the request is received in good order. Generally, a Portfolio is not valued, and purchase and redemption requests are not processed, on days that the NYSE is closed for trading; however, under unusual or unexpected circumstances, a Portfolio may elect to remain open even on days that the NYSE is closed or closes early. To the extent that a Portfolio’s assets are traded in various markets on days when the Portfolio is closed, the value of the Portfolio’s assets may be affected on days when you are unable to buy or sell Portfolio shares. Conversely, trading in some of a Portfolio’s assets may not occur on days when the Portfolio is open.

With respect to any portion of a Portfolio’s assets that may be invested in other mutual funds, the value of the Portfolio’s shares is based on the NAV of the shares of the other mutual funds in which the Portfolio invests. The valuation methods used by mutual funds in pricing their shares, including the circumstances under which they will use fair value pricing and the effects of using fair value pricing, are included in the prospectuses of such funds. To the extent a Portfolio invests a portion of its assets in non-registered investment vehicles, the Portfolio’s interests in the non-registered vehicles are fair valued at net asset value.

With respect to a Portfolio’s assets invested directly in securities, the Portfolio’s investments are generally valued at current market prices. Equity securities, options and futures are generally valued at the official closing price or, if none, the last reported sales price on the primary exchange or market on which they are listed (closing price). Equity securities that are not traded primarily on an exchange are generally valued at the quoted bid price obtained from a broker-dealer.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the quoted bid price of a security, including a security that trades primarily on a foreign exchange, does not accurately reflect its current market value as of the Valuation Time. The closing price or the quoted bid price of a security may not reflect its current market value if, among other things, a significant event occurs after the closing price or quoted bid price are made available, but before the Valuation Time, that materially affects the value of the security. We use various criteria, including a systemic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid

40	Wells Fargo Master Trust

securities, for which current market quotations or evaluated prices from a pricing service or broker-dealer are not readily available.

The fair value of a Portfolio’s securities and other assets is determined in good faith pursuant to policies and procedures adopted by the Portfolio’s Board of Trustees. In light of the judgment involved in making fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Portfolio could obtain for such security if it were to sell the security at the time as of which fair value pricing is determined. Such fair value pricing may result in security values that are higher or lower than values based on the closing price or quoted bid price and may result in the value of Portfolio interests being higher or lower than if the security were valued based on the closing or quoted bid price. See the Statement of Additional Information for additional details regarding the valuation of securities.

Redeeming or Repurchasing Portfolio Interests

If a Portfolio investor’s redemption request is received in proper form on a business day prior to the close of the NYSE, proceeds are typically sent on either that same day, but in any event within seven days. Investments in a Portfolio may not be transferred. The right of redemption may not be suspended nor the payment dates postponed for more than seven days except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstances as determined by the SEC.

Under normal circumstances, the Portfolios expect to meet redemption requests either by using uninvested cash or cash equivalents or by using the proceeds from the sale of portfolio securities, at the discretion of the portfolio manager(s). The Portfolios may also borrow through a bank line of credit for the purpose of meeting redemption requests, although it is not expected that funds will be drawn from this source on a regular basis. In lieu of making cash payments, the Portfolios reserve the right to determine in their sole discretion, including under stressed market conditions, whether to satisfy redemption requests by making payments wholly or partially in securities. In such cases, the Portfolios may meet all or part of a redemption request by making payment in securities equal in value to the amount of the redemption payable to the shareholder. The Trust has filed an election with the SEC pursuant to which each Portfolio will only consider effecting a redemption in portfolio securities if the particular shareholder is redeeming more than the lesser of $250,000 or 1% of the value of the Portfolio’s total net assets over a 90-day period.

The Portfolios reserve the right to reject any purchase for any reason. Purchases or exchanges that a Portfolio determines could harm the Portfolio may be rejected.

Excessive trading by Portfolio shareholders can negatively impact a Portfolio and its long-term shareholders in several ways, including by disrupting Portfolio investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Portfolio shares can negatively impact a Portfolio’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Portfolios may be more susceptible than others to these negative effects. For example, Portfolios that have a greater percentage of their investments in securities of foreign issuers may be more susceptible than other Portfolios to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Portfolios that have a greater percentage of their investments in small company securities may be more susceptible than other Portfolios to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Portfolios also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Portfolios are offered for investment only to certain other mutual funds for which Funds Management serves as investment adviser. These mutual funds, in turn, have implemented Wells Fargo Funds’ policies and procedures concerning frequent purchases and redemptions of fund shares. In light of these factors, the potential for excessive trading is reduced. Accordingly, the Portfolios do not have policies and procedures designed to discourage excessive trading of Portfolio interests and the Portfolios accommodate frequent trading.

Each Portfolio may in its discretion restrict, reject, or cancel, or impose other conditions on, any purchases that, in Funds Management’s opinion, may be disruptive to the management of a Portfolio or otherwise not be in the Portfolio’s interests.

Wells Fargo Master Trust	41

Distributions

A Portfolio’s net income consists of (1) all dividends, interest (including earned discount, both original issue and market discount), and other income, including any net realized gains on the Portfolio’s assets, less (2) all actual and accrued expenses of the Portfolio, amortization of any premium, and net realized losses on the Portfolio’s assets, all as determined in accordance with generally accepted accounting principles. In general, all of a Portfolio’s net income is allocated pro rata among the investors in the Portfolio. However, allocations of a Portfolio’s taxable income, gain, loss and deduction as determined for federal income tax purposes shall be made in a different manner. A Portfolio’s net income generally is not distributed to the investors in the Portfolio, except as determined by the Board from time to time, but instead is included in the value of the investors’ respective interests in the Portfolio.

Taxes

A Portfolio will be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that a Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in the Portfolio will be taxable on its distributive share of the Portfolio’s taxable income in determining its federal income tax liability. As a non-publicly traded partnership, the Portfolio will be deemed to have “passed through” to shareholders any interest, dividends, gains and losses. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the “Code”), and regulations promulgated thereunder. The Portfolio will have fewer than 100 investors. The Portfolio has a taxable year-end of the last day of May.

It is intended that each Portfolio’s assets, income and distribution will be managed in such a way that an entity electing and qualifying as a “regulated investment company” under the Code can continue to so qualify by investing substantially all of its assets through a Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Portfolio (e.g., distributing at least 90% of the regulated investment company’s “investment company taxable income” annually).

42	Wells Fargo Master Trust

WELLS FARGO MASTER TRUST
PART B

Statement of Additional Information September 28, 2020

Wells Fargo Master Trust

Portfolio
Wells Fargo C&B Large Cap Value Portfolio
Wells Fargo Core Bond Portfolio
Wells Fargo Disciplined International Developed Markets Portfolio (formerly Wells Fargo International Growth Portfolio)
Wells Fargo Disciplined Large Cap Portfolio
Wells Fargo Diversified Large Cap Growth Portfolio
Wells Fargo Emerging Growth Portfolio
Wells Fargo Index Portfolio
Wells Fargo International Value Portfolio
Wells Fargo Large Company Value Portfolio
Wells Fargo Managed Fixed Income Portfolio
Wells Fargo Real Return Portfolio
Wells Fargo Small Company Growth Portfolio
Wells Fargo Small Company Value Portfolio

This Part B is intended to provide additional information regarding the thirteen Portfolios of Wells Fargo Master Trust (the “Trust”) and should be read in conjunction with the Trust’s Part A dated September 28, 2020. All terms used in Part B that are defined in Part A will have the same meanings assigned in Part A. The audited financial statements for the Portfolios, which include the portfolios of investments and independent registered public accounting firm’s report for each Portfolio with the fiscal year ended May 31, 2020, are hereby incorporated by reference to the Portfolios’ Annual Reports. Copies of Part A, Annual Reports and Semi-Annual Report may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 219967, Kansas City, MO 64121-9967.

HISTORICAL FUND INFORMATION

In November 1998, the parent holding company of Wells Fargo Bank, N.A. (“Wells Fargo Bank”), adviser to the Stagecoach funds, merged with the parent holding company of Norwest Investment Management, Inc. (“NIM”), the adviser to the Norwest Advantage funds. Management and shareholders of both the Stagecoach Funds Family and the Norwest Advantage Funds Family approved a merger of the existing funds from both fund families into successor funds that are series of three newly formed investment companies registered under the 1940 Act. These newly formed investment companies included a trust established to continue the operations of certain existing portfolios of Wells Fargo Core Trust (Delaware) (“Core Trust”). The Core Trust’s Board of Trustees approved the change of the name of the Core Trust from “Wells Fargo Core Trust” to “Wells Fargo Master Trust” (the “Trust”) on November 5, 2002. At this time, the Core Trust’s Board of Trustees established fourteen portfolios, each having a direct correlation to one predecessor Core Trust portfolio available at that time.

Currently, the Trust offers the following portfolios:

Portfolio	Date Portfolio Commenced Operations
Bloomberg Barclays US Aggregate ex-Corporate Portfolio	May 22, 2017
C&B Large Cap Value Portfolio	December 6, 2004
Core Bond Portfolio	July 25, 2005
Disciplined International Developed Markets Portfolio	October 6, 2004
Disciplined Large Cap Portfolio	June 12, 2018
Diversified Fixed Income Portfolio	June 26, 2006
Diversified Large Cap Growth Portfolio	January 28, 2011
Diversified Stock Portfolio	June 26, 2006
Emerging Growth Portfolio	January 31, 2007
Emerging Markets Bond Portfolio	May 22, 2017
Factor Enhanced Emerging Markets Equity Portfolio	May 22, 2017
Factor Enhanced International Equity Portfolio	May 22, 2017
Factor Enhanced U.S. Large Cap Equity Portfolio	May 22, 2017
Factor Enhanced U.S. Low Volatility Equity Portfolio	July 1, 2020
Factor Enhanced U.S. Small Cap Equity Portfolio	May 22, 2017
High Yield Corporate Bond Portfolio	May 22, 2017
Index Portfolio	November 10, 1994
International Value Portfolio	October 31, 2003
Investment Grade Corporate Bond Portfolio	May 22, 2017
Large Company Value Portfolio	June 1, 1997
Managed Fixed Income Portoflio	June 1, 1997
Real Return Portfolio	July 25, 2005
Short-Term Investment Portfolio	June 26, 2006
Small Company Growth Portfolio	June 1, 1997
Small Company Value Portfolio	June 1, 1997
Strategic Retirement Bond Portfolio	May 22, 2017
U.S. REIT Portfolio	May 22, 2017

2	Wells Fargo - Wells Fargo Master Trust

License Information about the S&P 500 Index

The Trust (the “Licensee”) has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the “Products”).

The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

Fundamental Investment Policies

Fundamental Investment Policies

Each Portfolio has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of each Portfolio.

The Portfolios may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Portfolio’s total assets, provided that this restriction does not limit a Portfolio’s investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) repurchase agreements, and provided further that and (v) the Index Portfolio reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Portfolio’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

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(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Portfolio’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Portfolio has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Portfolio’s Shareholders.

(1) Each Portfolio may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Portfolio that has knowledge that its Interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(2) Each Portfolio may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

(3) Each Portfolio may invest in financial instruments subject to the Commodity Exchange Act of 1936, as amended (“CEA”), including futures, options on futures, and swaps (“commodity interests”), consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission (“SEC”) thereunder or any exemptive orders obtained thereunder, and consistent with investment in commodity interests that would allow the Fund’s investment adviser to claim an exclusion from being a “commodity pool operator” as defined by the CEA.

(4) Each Portfolio may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Portfolio’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Portfolio may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Portfolio’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6) Each Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(8) Each Portfolio that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

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Shareholders will receive at least 60 days’ notice of any change to a Portfolio’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Further Explanation of Investment Policies

Notwithstanding the foregoing policies, any other investment companies in which the Portfolios may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

With respect to repurchase agreements, the Portfolio invests only in repurchase agreements that are fully collateralized by either cash or cash equivalents, or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of the Portfolio’s fundamental investment policy with respect to concentration, the Portfolio does not consider such repurchase agreements to constitute an industry or group of industries because the Portfolio chooses to look through such securities to the underlying collateral, which is itself excepted from the Portfolio’s concentration policy.

Additional Approved Investment Strategies and Certain Associated Risks

In addition to the principal investment strategies set forth in Part A, the Portfolios may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Such use of derivatives has been approved by the Board of Trustees as a principal investment strategy of the Portfolios, although any particular Portfolio may not necessarily be using derivatives at this time. Please refer to Part A for information regarding the Portfolio’s anticipated use of derivatives, if any, as a principal investment strategy. Please note that even if Part A does not currently include information for a certain Portfolio regarding derivatives, or only includes information regarding certain derivative instruments, the Portfolio may use any of the derivative described below, at any time, and to any extent consistent with the Portfolio’s other principal investment strategies.

DERIVATIVE SECURITIES

Derivative Securities

Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate (“LIBOR”), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading “Futures and Options Contracts” below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

An investment is often made in derivative securities as a “hedge” against fluctuations in the market value of the other securities in a Portfolio’s portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although a Portfolio may also invest in certain derivative securities for investment purposes only. Other reasons why a Portfolio may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

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While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Portfolio’s portfolio does not follow the adviser’s expectations. If the adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of a Portfolio’s investments, but the Portfolio may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Portfolio to hold a security it might otherwise sell or a Portfolio could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Portfolio’s investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Portfolio’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Portfolio’s investment objective, policies, restrictions and quality standards, and does not expose such Portfolio to undue risk.

A Portfolio’s use of derivatives also is subject to broadly applicable investment policies. For example, a Portfolio may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets. A Portfolio also may not use certain derivatives without establishing adequate “cover” in compliance with the SEC rules limiting the use of leverage.

Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Portfolio’s portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the derivative and imperfect correlation of the derivative with underlying investments for which it is being substituted or the Portfolio’s other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Portfolio uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Portfolio. A Portfolio’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Portfolio to lose more money than if it had invested in the underlying security, or limit a potential gain.

The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Portfolio’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Portfolio may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Portfolio may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by Shareholders.

Futures and Options Contracts

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In General. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

Initially, when purchasing or selling futures contracts, a Portfolio will be required to deposit with the Portfolio’s custodian in the broker’s name or with the broker as required an amount of cash or cash equivalents. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

Although a Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio to substantial losses. If it is not possible, or a Portfolio determines not to close a futures position in anticipation of adverse price movements, the Portfolio will be required to make daily cash payments of variation margin.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value (“NAV”) of the Portfolio.

A Portfolio may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Portfolio may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Portfolios, neither the Trust nor any of the individual Portfolios is deemed to be a “commodity pool operator” under the Commodity Exchange Act (“CEA”), and, accordingly, they are not subject to registration or regulation as such under the CEA.

A Portfolio may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise

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accompany a decline in long-term security prices. If, however, securities prices rise, a Portfolio would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

Options Trading. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

A Portfolio will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Portfolio owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Portfolio’s custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Portfolio holds an offsetting call on the same instrument or index as the call written. A Portfolio will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Portfolio’s custodian in an amount not less than the exercise price of the option at all times during the option period.

A Portfolio may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Portfolio would be in a worse position than it would have been had if it had not written the option. If a Portfolio wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Portfolio must purchase an offsetting option if available, thereby incurring additional transactions costs.

Below is a description of some of the types of futures and options in which the Portfolios may invest.

Stock Index Options. A Portfolio may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Portfolio’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Portfolio writes an option on a stock index, such

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Portfolios will place in a segregated account with the Portfolios’ custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

Stock Index Futures and Options on Stock Index Futures. A Portfolio may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Foreign Currency Futures Contracts. A Portfolio may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see “Foreign Obligations and Securities” below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Portfolio will incur brokerage fees when it purchases and sells futures contracts.

To the extent that a Portfolio may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

If a fall in exchange rates for a particular currency is anticipated, a Portfolio may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Portfolio may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Portfolio intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser’s judgment will be accurate. The use of foreign currency futures contracts also exposes a Portfolio to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Portfolio to be unable to hedge its currency risks, and may cause a Portfolio to lose money on its investments in foreign currency futures contracts.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. A Portfolio may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Portfolio may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Portfolios’ portfolio securities which are the subject of the transaction.

Future Developments. A Portfolio may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the

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extent such opportunities are both consistent with a Portfolio’s investment objective and legally permissible for the Portfolio.

Swap Agreements and Swaptions

Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Portfolio may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Portfolio also may enter into swaptions, which are options to enter into a swap agreement. In a swaption, in exchange for an option premium, the purchaser of the swaption acquires the right, but not the obligation, to enter into a specified swap agreement with a counterparty on a specified future date. If there is a default by the other party to a swap agreement or swaption, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Portfolio may not receive the net amount of payments that such Portfolio contractually is entitled to receive.

Interest Rate Swap Agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies. A Portfolio will usually enter into swap agreements on a net basis. In so doing, the two payment streams under the swap agreement are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the Portfolio enters into a swap agreement, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Portfolio’s investment exposure from one type of investment to another. For example, if a Portfolio agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Portfolio’s exposure to long-term interest rates. Another example is if a Portfolio agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Portfolio’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Portfolio’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio’s investments and its share price and yield. Additionally, whether a Portfolio’s use of swap agreements will be successful in furthering its investment objective will depend on the

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adviser’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, a Portfolio must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Portfolio. A Portfolio will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Portfolio may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Portfolio may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, a Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Portfolio may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Portfolio may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Portfolio may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in

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return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Portfolio’s portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Portfolio thereunder, and conversely, that a Portfolio will not be able to meet its obligation to the counterparty. Generally, a Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of a Portfolio’s obligations will be accrued on a daily basis, and the full amount of a Portfolio’s obligations will be segregated by a Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Portfolio initially to make an equivalent direct investment, plus or minus any amount a Portfolio is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Permitted Investment Activities and Certain Associated Risks

Set forth below are descriptions of permitted investment activities for the Funds and certain of their associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Funds are either feeder funds that invest in a single corresponding master portfolio of Wells Fargo Master Trust (“Master Trust”) or funds-of-funds that invest in two or more master portfolios. References to the activities of a feeder fund or fund-of-funds should be understood to include references to the investments of the master portfolio(s) in which the feeder fund or fund-of-funds invests. Not all of the Funds participate in all of the investment activities described below. In addition, with respect to any particular Fund, to the extent that an investment activity is described in such Fund’s Prospectus as being part of its principal investment strategy, the information provided below regarding such investment activity is intended to supplement, but not supersede, the information contained in the Prospectus, and the Fund may engage in such investment activity in accordance with the limitations set forth in the Prospectus. To the extent an investment activity is described in this SAI that is not referenced in the Prospectus, a Fund under normal circumstances will not engage in such investment activity with more than 15% of its assets unless otherwise specified below. Unless otherwise noted or required by applicable law, the percentage limitations included in this SAI apply at the time of purchase of a security.

For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

DEBT SECURITIES

Debt securities include bonds, corporate debt securities and similar instruments, issued by various U.S. and non-U.S. public- or private-sector entities. The issuer of a debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the debt security’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate debt securities will tend to fall when interest rates rise, and rise when interest rates fall. The values of “floating-rate” or “variable-rate” debt securities, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate debt securities. Debt securities may be senior or subordinated obligations. Senior obligations, including certain bonds and corporate debt securities, generally have the first

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claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Debt securities may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Debt securities are interest-bearing investments that promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Longer-term securities are affected to a greater extent by changes in interest rates than shorter-term securities. The values of debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Certain securities that may be purchased by a Fund, such as those rated “Baa” or lower by Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” or lower by Standard & Poor’s Rating Group (“S&P”) and Fitch Investors Service, Inc. (“Fitch”) tend to be subject to greater issuer credit risk, to greater market fluctuations and pricing uncertainty, and to less liquidity than lower-yielding, higher-rated debt securities. A Fund could lose money if the issuer fails to meet its financial obligations. If a security held by a Fund is downgraded, such Fund may continue to hold the security until such time as the Fund’s sub-adviser determines it to be advantageous for the Fund to sell the security. Investing in debt securities is subject to certain risks including, among others, credit and interest rate risk, as more fully described in this section.

A Fund may purchase instruments that are not rated if, as determined by the Fund’s sub-adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated, or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody’s, Fitch or S&P may change as a result of changes in such organizations’ rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

Certain of the debt obligations a Fund may purchase (including certificates of participation, commercial paper and other short-term obligations) may be backed by a letter of credit from a bank or insurance company. A letter of credit guarantees that payment to a lender will be received on time and for the correct amount, and is typically unconditional and irrevocable. In the event that the indebted party is unable to make payment on the debt obligation, the bank or insurance company will be required to cover the full or remaining amount of the debt obligation.

Corporate debt securities are long and short term fixed-income securities typically issued by businesses to finance their operations. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. The rate of interest on a corporate debt security may be fixed, floating, or variable, and could vary directly or inversely with respect to a reference rate. An issuer may have the right to redeem or “call” a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral). Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles.

LIBOR Transition. The Funds’ investments, payment obligations and financing terms may be based on floating rates, such as London Inter-bank Offered Rate (“LIBOR”), Euro Interbank Offered Rate (“EURIBOR”) and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on a Fund’s investments, performance or financial condition. Until then, the Funds may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favorable liquidity or pricing.

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In advance of 2021, regulators and market participants will work together to identify or develop successor Reference Rates and how the calculation of associated spreads (if any) should be adjusted. Additionally, prior to 2021, it is expected that industry trade associations and participants will focus on the transition mechanisms by which the Reference Rates and spreads (if any) in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Funds. At this time, it is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate, or any other changes or reforms to the determination or supervision of Reference Rates, could have an adverse impact on the market for, or value of any, securities or payments linked to those Reference Rates and other financial obligations held by a Fund, or on its overall financial condition or results of operations. In addition, any substitute Reference Rate, and any pricing adjustments imposed by a regulator or by counterparties or otherwise, may adversely affect a Fund’s performance and/or net asset value.

Negative Interest Rates. Certain countries have recently experienced negative interest rates on deposits and debt instruments have traded at negative yields. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the U.S. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. While negative yields can be expected to reduce demand for fixed-income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed-income markets or rules-based investment strategies. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high-yield debt instruments, or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time.

Asset-Backed Securities. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivable of a certain type of asset class sells such underlying assets to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively “passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, credit card loans, student loans, automobile loans or leases, and timeshares, although other types of receivables or assets also may be used as underlying assets.

While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, especially during periods of high or rising interest rates, causing an extension in the duration of the asset-backed securities. The impact of any prepayments made on the underlying assets may be difficult to predict and may result in greater volatility.

Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization,

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asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

Asset-backed securities carry additional risks including, but not limited to, the possibility that: i) the creditworthiness of the credit support provider may deteriorate; and ii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

Money Market Instruments. Money market instruments provide short-term funds to businesses, financial institutions and governments. They are debt instruments issued with maturities of thirteen months or less, and that are determined to present minimal credit risk. Because of their short-term maturities and by whom these debt instruments are issued, money market instruments are extremely liquid and provide relatively few risks. Common money market instruments include Treasury bills, certificates of deposit, commercial paper, banker’s acceptances, and repurchase agreements among others.

Adjustable Rate Obligations. Adjustable rate obligations include demand notes, medium term notes, bonds, commercial paper, and certificates of participation in such instruments. The interest rate on adjustable rate obligations may be floating or variable. For certain adjustable-rate obligations, the rate rises and declines based on the movement of a reference index of interest rates and is adjusted periodically according to a specified formula. Adjustable-rate securities generally are less sensitive to interest rate changes, but may lose value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, adjustable-rate securities generally will not increase in value if interest rates decline. When a Fund holds adjustable-rate securities, a reduction in market or reference interest rates will reduce the income received from such securities.

Adjustable-rate obligations include floating- and variable-rate obligations. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals, while the interest rate on floating-rate obligations is adjusted when the rate on the underlying index changes. These obligations typically have long-stated maturities and may have a conditional or unconditional demand feature that permits the holder to demand payment of principal at any time or at specified intervals. Variable-rate demand notes also include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The borrower may have a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. For more information, refer to “Variable Amount Master Demand Notes.”

Some adjustable rate obligations may be secured by letters of credit or other credit support arrangements provided by banks. Such credit support arrangements often include unconditional and irrevocable letters of credit that are issued by a third party, usually a bank, which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are designed to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying variable rate demand obligation should default. Some variable rate obligations feature other credit enhancements, such as standby bond purchase agreements (“SBPAs”). A SBPA can feature a liquidity facility that is designed to provide funding for the purchase price of variable rate obligations that fail to be remarketed. The liquidity facility provider is obligated solely to advance funds for the purchase of tendered variable rate bonds that fail to be remarketed and does not guarantee the repayment of principal or interest. The liquidity facility provider’s obligations under the SBPA are subject to conditions, including the continued creditworthiness of the underlying borrower or issuer, and the facility may terminate upon the occurrence of certain events of default or at the expiration of its term. In addition, a liquidity facility provider may fail to perform its obligations.

A Fund may be unable to timely dispose of a variable rate obligation if the issuer defaults and the letter of credit or liquidity facility provider fails to perform its obligations or the facility otherwise terminates and a successor letter of credit or liquidity provider is not immediately obtained. The potential adverse impact to a Fund resulting from the inability of a letter of credit or liquidity facility provider to meet its obligations could be

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magnified to the extent the provider also furnishes credit support for other variable-rate obligations held by the Fund.

In the case of adjustable-rate securities that are not subject to a demand feature, a Fund is reliant on the secondary market for liquidity. In addition, there generally is no established secondary market for master demand notes because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit, SBPAs or other credit support arrangements, a Fund is dependent on the ability of the borrower to pay principal and interest in accordance with the terms of the obligations. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV.

Adjustable-rate obligations may or may not be rated by nationally recognized statistical ratings organizations (e.g., Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Group (“S&P”), or Fitch Investors Service, Inc. (“Fitch”)). Adjustable-rate obligations are subject to credit and other risks generally associated with debt securities.

Bank Obligations. Bank obligations include certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the customer to pay the face amount of the instrument upon maturity. Other short-term obligations may include uninsured, direct obligations of the banking institution bearing fixed, floating or variable interest rates.

The activities of U.S. banks and most foreign banks are subject to comprehensive regulations. New legislation or regulations, or changes in interpretation and enforcement of existing laws or regulations, may affect the manner of operations and profitability of domestic banks. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include political, regulatory or economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of domestic banks and foreign banks may be subject to less stringent reserve requirements and to different regulatory, accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Banks may be particularly susceptible to certain economic factors, such as interest rate changes or adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. Further, the traditional banking industry is experiencing increased competition from alternative types of financial institutions.

Collateralized Debt Obligations (“CDOs”). CDOs pool together assets that generate cash flow, and repackages these pools into discrete tranches that can be sold to investors. CDOs include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. CLOs and CBOs are distinguished by their underlying securities. CLOs are securities comprised of bundles of corporate loans; CBOs are securities backed by a collection of bonds or other CDOs.

The tranches in a CDO vary substantially in their risk profiles and level of yield. Tranches bear losses in the reverse order of their seniority with respect to one another. The most junior tranche is generally the tranche that bears the highest level of risk, but also generally bears the highest coupon rates. The senior tranches are

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generally safer because they have first priority on payback from the collateral in the event of default. As a result, the senior tranches of a CDO generally have a higher credit rating and offer lower coupon rates than the junior tranches. Despite the protection, even the most senior tranches can experience substantial losses due to the rate of actual defaults on the underlying collateral. The type of collateral used as underlying securities in a particular CDO therefore may substantially impact the risk associated with purchasing the securities.

CDOs can also be divided into two main categories: cash and synthetic. Cash CDOs are secured by cash assets, such as loans and corporate bonds. Synthetic CDOs are secured by credit default swaps or other noncash assets that provide exposure to a portfolio of fixed-income assets.

Cash CDOs can be further subdivided into two types: cash flow and market value. Cash flow and market value CDOs differ from each other in the manner by which cash flow is generated to pay the security holders, the manner in which the structure is credit-enhanced, and how the pool of underlying collateral is managed. Cash flow CDOs are collateralized by a pool of high-yield bonds or loans, which pay principal and interest on a regular basis. Credit enhancement is achieved by having subordinated tranches of securities. The most senior/highest-rated tranche will be the last to be affected by any interruption of cash flow from the underlying assets. In a cash flow CDO, the collateral manager endeavors to maintain a minimum level of diversification and weighted average rating among the underlying assets in an effort to mitigate severity of loss. Market value CDOs receive payments based on the mark-to-market returns on the underlying collateral. Credit enhancement for market value CDOs is achieved by specific overcollateralization levels in the form of advance rates assigned to each underlying collateral asset. Because principal and interest payments on the securities come from collateral cash flows and sales of collateral, which the collateral manager monitors, returns on market value CDOs are substantially related to the collateral manager’s performance.

CDOs carry the risk of uncertainty of timing of cash flows. Such a risk depends on the type of collateral, the degree of diversification, and the specific tranche in which a Fund invests. Typically, CDOs are issued through private offerings and are not registered under the securities laws. However, an active dealer market may exist for such securities, thereby allowing such securities to trade consistent with an exemption from registration under Rule 144A under the Securities Act of 1933, as amended. Further risks include the possibility that distributions from the collateral will not be adequate to make interest payments, and that the quality of the collateral may decline in value or default.

Commercial Paper. Commercial paper is a short-term, promissory note issued by a bank, corporation or other borrower to finance short-term credit needs. Commercial paper is typically unsecured but it may be supported by letters of credit, surety bonds or other forms of collateral. Commercial paper may be sold at par or on a discount basis and typically has a maturity from 1 to 270 days. Like bonds, and other fixed-income securities, commercial paper prices are susceptible to fluctuations in interest rates. As interest rates rise, commercial paper prices typically will decline and vice versa. The short-term nature of a commercial paper investment, however, makes it less susceptible to such volatility than many other securities. Variable amount master demand notes are a type of commercial paper. They are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

DEBT SECURITIES

Debt securities include bonds, corporate debt securities and similar instruments, issued by various U.S. and non-U.S. public- or private-sector entities. The issuer of a debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the debt security’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate debt securities will tend to fall when interest rates rise, and rise when interest rates fall. The values of “floating-rate” or “variable-rate” debt securities, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate debt securities. Debt securities may be senior or subordinated obligations. Senior obligations, including certain bonds and corporate debt securities, generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt.

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Debt securities may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Debt securities are interest-bearing investments that promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Longer-term securities are affected to a greater extent by changes in interest rates than shorter-term securities. The values of debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Certain securities that may be purchased by a Fund, such as those rated “Baa” or lower by Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” or lower by Standard & Poor’s Rating Group (“S&P”) and Fitch Investors Service, Inc. (“Fitch”) tend to be subject to greater issuer credit risk, to greater market fluctuations and pricing uncertainty, and to less liquidity than lower-yielding, higher-rated debt securities. A Fund could lose money if the issuer fails to meet its financial obligations. If a security held by a Fund is downgraded, such Fund may continue to hold the security until such time as the Fund’s sub-adviser determines it to be advantageous for the Fund to sell the security. Investing in debt securities is subject to certain risks including, among others, credit and interest rate risk, as more fully described in this section.

A Fund may purchase instruments that are not rated if, as determined by the Fund’s sub-adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated, or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody’s, Fitch or S&P may change as a result of changes in such organizations’ rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

Certain of the debt obligations a Fund may purchase (including certificates of participation, commercial paper and other short-term obligations) may be backed by a letter of credit from a bank or insurance company. A letter of credit guarantees that payment to a lender will be received on time and for the correct amount, and is typically unconditional and irrevocable. In the event that the indebted party is unable to make payment on the debt obligation, the bank or insurance company will be required to cover the full or remaining amount of the debt obligation.

Corporate debt securities are long and short term fixed-income securities typically issued by businesses to finance their operations. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. The rate of interest on a corporate debt security may be fixed, floating, or variable, and could vary directly or inversely with respect to a reference rate. An issuer may have the right to redeem or “call” a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral). Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles.

Dollar Roll Transactions. Dollar roll transactions are transactions wherein a Fund sells fixed-income securities and simultaneously makes a commitment to purchase similar, but not identical, securities at a later date from the same party and at a predetermined price. Mortgage-backed security dollar rolls and U.S. Treasury dollar rolls are types of dollar rolls. Like a forward commitment, during the roll period, no payment is made by a Fund for the securities purchased, and no interest or principal payments on the securities purchased accrue to the Fund, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions may result in higher transaction costs for a Fund.

Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to

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purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. A Fund will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

High-Yield Securities. High-yield securities (also known as “junk bonds”) are debt securities that are rated below investment-grade, or are unrated and deemed by the Fund’s sub-adviser to be below investment-grade, or are in default at the time of purchase. These securities are considered to be high-risk investments and have a much greater risk of default (or in the case of bonds currently in default, of not returning principal). High-yield securities also tend to be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. These securities tend to be less liquid and more difficult to value than higher-rated securities. If market quotations are not readily available for the Funds’ lower-rated or nonrated securities, these securities will be valued by a method that the Funds’ Boards believe reflects their fair value.

The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them. Their ability to service their debt obligations, especially during an economic downturn or during sustained periods of high interest rates, may be impaired.

High yield and comparable unrated securities are typically unsecured and frequently are subordinated to senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited trading markets for high yield and comparable unrated securities may diminish a Fund’s ability to: i) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and ii) sell the securities either to meet redemption requests or to respond to changes in the economy or in financial markets.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted or exchanged (by the holder or by the issuer) within a specified period of time into a certain amount of common stock of the same or a different issuer. As such, convertible securities combine the investment characteristics of debt and equity securities. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock.

As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security tends not to be as sensitive to interest rate changes as a similar fixed-income security, and tends not to be as sensitive to share price changes as its underlying stock.

Investing in convertible securities is subject to certain risks in addition to those generally associated with debt securities. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be or become illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses.

The creditworthiness of the issuer of a convertible security is important because the holder of a convertible security will typically have recourse only to the issuer. In addition, a convertible security may be subject to conversion or redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. This feature may require a holder to convert the security into the underlying common stock, even if the value of the underlying common stock has declined substantially. In addition, companies that issue convertible securities frequently are small- or mid-capitalization companies and, accordingly, carry the risks associated with investments in such companies.

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While the Funds use the same criteria to evaluate the credit quality of a convertible debt security that they would use for a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund’s credit evaluation, as well as financial reporting and investment limitation purposes.

Contingent Convertible Bonds. Contingent convertible bonds are a type of convertible security typically issued by non-U.S. banks. Unlike more traditional convertible securities, which typically may convert into equity after the issuer’s common stock has reached a certain strike price, the trigger event for a contingent convertible bond is typically a decline in the issuing bank’s capital threshold below a specified level. Contingent convertible bonds typically are subordinated to other debt instruments of the issuer and generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Contingent convertible bonds are a new form of instrument, and the market and regulatory environment for contingent convertible bonds is evolving. Therefore, it is uncertain how the overall market for contingent convertible bonds would react to a triggering event or coupon suspension applicable to one issuer. A Fund may lose money on its investment in a contingent convertible bond when holders of the issuer’s equity securities do not.

Exchange-Traded Notes. Exchange-traded notes (“ETNs”) are generally notes representing debt of an issuer, usually a financial institution. ETNs combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, levels of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential returns, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on an ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite there being no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is generally designed to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the unavailability or limited nature of a secondary market. A Fund could lose some or all of the amount invested in an ETN.

Inflation-Protected Debt Securities. Inflation-protected debt securities, including Treasury Inflation-Protected Securities (“TIPS”), are instruments whose principal is adjusted for inflation, as indicated by specific indexes. For example, the principal of TIPS is adjusted for inflation as indicated by the Consumer Price Index. As inflation falls, the principal value of inflation-protected securities will be adjusted downward and the interest payable will be reduced. As inflation rises, the principal value of inflation-protected securities will be adjusted upward, and the interest payable will be increased. A Fund’s yield and return will reflect both any inflation adjustment to interest income and the inflation adjustment to principal.

While these securities are designed to protect holders from long term inflationary trends, short term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), holders of these securities may not be protected to the extent that

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the increase is not reflected in the debt securities’ inflationary measure. Income fluctuations associated with changes in market interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation indexed bonds may experience greater losses than other fixed-income securities with similar durations.

For federal income tax purposes, both interest payments and the difference between original principal and the inflation-adjusted principal of inflation-protected debt securities will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.

Inflation-protected debt securities are subject to greater risk than traditional debt securities if interest rates rise in a low inflation environment. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and will rise when real interest rates fall.

Loan Participations. A loan participation gives a Fund an undivided proportionate interest in a partnership or trust that owns a loan or instrument originated by a bank or other financial institution. Typically, loan participations are offered by banks or other financial institutions or lending syndicates and are acquired by multiple investors. Principal and interest payments are passed through to the holder of the loan participation. Loan participations may carry a demand feature permitting the holder to tender the participations back to the bank or other institution. Loan participations, however, typically do not provide the holder with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower, and the holder may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the holder may assume the credit risk of both the borrower and the lender that is selling the loan participation.

Loan participations in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. Loan participations in which a Fund invests may be made to finance highly leveraged corporate acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loan participations especially vulnerable to adverse changes in economic or market conditions. Loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loan participations in secondary markets. As a result, a Fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so, or may be able to sell them only at a price below their fair market value. Market bids may be unavailable for loan participations from time to time; a Fund may find it difficult to establish a fair value for loan participations held by it. Many loan participations in which a Fund invests may be unrated, and the Fund’s sub-adviser will be required to rely exclusively on its analysis of the borrower in determining whether to acquire, or to continue to hold, a loan participation. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

Mortgage-Backed Securities. Mortgage-backed securities, also called mortgage pass-through securities, are issued in securitizations (see “Asset-Backed Securities” section) and represent interests in “pools” of underlying mortgage loans that serve as collateral for such securities. These mortgage loans may have either fixed or adjustable interest rates. A guarantee or other form of credit support may be attached to a mortgage-backed security to protect against default on obligations. Similar to asset-backed securities, the monthly payments made by the individual borrowers on the underlying mortgage loans are effectively “passed through” to the holders of the mortgage-backed securities (net of administrative and other fees paid to various parties) as monthly principal and interest payments. Some mortgage-backed securities make payments of both principal and interest at a range of specified intervals, while others make semiannual interest payments at a predetermined rate and repay principal only at maturity. An economic downturn—particularly one that contributes to an increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment—may adversely affect the market for and value of mortgage-backed securities.

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The stated maturities of mortgage-backed securities may be shortened by unscheduled prepayments of principal on the underlying mortgage loans, and the expected maturities may be extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the maturity of a particular mortgage-backed security. Variations in the maturities of mortgage-backed securities resulting from prepayments will affect the yield of each such security and the portfolio as a whole. Rates of prepayment of principal on the underlying mortgage loans in mortgage-backed securitizations that are faster than expected may expose the holder to a lower rate of return upon reinvestment of proceeds at lower prevailing interest rates. Also, if a mortgage-backed security has been purchased at a premium and is backed by underlying mortgage loans that are subject to prepayment, the value of the premium would effectively be lost or reduced if prepayments are made on such underlying collateral. Conversely, to the extent a mortgage-backed security is purchased at a discount, both a scheduled payment of principal and an unscheduled payment of principal would increase current and total returns, as well as accelerate the recognition of income.

Mortgage-backed securities are subject to credit risk, which includes the risk that the holder may not receive all or part of its interest or principal because the issuer, or any credit enhancer and/or the underlying mortgage borrowers have defaulted on their obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

In addition, the Funds may purchase some mortgage-backed securities through private placements that are restricted as to further sale. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, typically entail greater credit risk than mortgage-backed securities guaranteed by a government association or government-sponsored enterprise. The performance of mortgage-backed securities issued by private issuers depends, in part, on the financial health of any guarantees and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and, in some cases, rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include “subprime” mortgages.

Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline and may decline more than other fixed-income securities as the expected maturity extends. Conversely, when interest rates decline, the value of mortgage-backed securities having underlying collateral with prepayment features may not increase as much as other fixed-income securities as the expected maturity shortens. Payment of principal and interest on some mortgage-backed securities issued or guaranteed by a government agency (but not the market value of the securities themselves) is guaranteed by a U.S. Government sponsored entity, such as Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Unlike FHLMC and FNMA, which act as both issuers and guarantors of mortgage-backed securities, GNMA only provides guarantees of mortgage-backed securities. Only GNMA guarantees are backed by the full faith and credit of the U.S. Government. Mortgage-backed securities issued or guaranteed by FHLMC or FNMA are not backed by the full faith and credit of the U.S. Government. FHLMC and FNMA are authorized to borrow money from the U.S. Treasury or the capital markets, but there can be no assurance that they will be able to raise funds as needed or that their existing capital will be sufficient to satisfy their guarantee obligations. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Mortgage-backed securities that are not insured or guaranteed generally offer a higher rate of return in the form of interest payments, but also expose the holders to greater credit risk.

Adjustable-Rate Mortgage Securities (“ARMS”). ARMS represent an ownership interest in a pool of mortgage loans that generally carry adjustable interest rates, and in some cases principal repayment rates, that are reset periodically. ARMS are issued, guaranteed or otherwise sponsored by governmental agencies such as GNMA, by

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government-sponsored entities such as FNMA or FHLMC, or by private issuers. Mortgage loans underlying ARMS typically provide for a fixed initial mortgage interest rate for a specified period of time and, thereafter, the interest rate may be subject to periodic adjustments based on changes in an applicable index rate. Adjustable interest rates can cause payment increases that some borrowers may find difficult to make.

The mortgage loans underlying ARMS guaranteed by GNMA are typically federally insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs, whereas the mortgage loans underlying ARMS issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. ARMS are also offered by private issuers.

As a result of adjustable interest rates, the yields on ARMS typically lag behind changes in the prevailing market interest rate. This results in ARMS generally experiencing less decline in value during periods of rising interest rates than traditional long-term, fixed-rate mortgage-backed securities. On the other hand, during periods of declining interest rates, the interest rates on the underlying mortgages may reset downward with a similar lag. As a result, the values of ARMS are expected to rise less than the values of securities backed by fixed-rate mortgages during periods of declining interest rates.

Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations that may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA, and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Payments of principal on the underlying securities, including prepayments, are first “passed through” to investors holding the class of securities with the shortest maturity; investors holding classes of securities with longer maturities receive payments on their securities only after the more senior classes have been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of a CMO. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-backed securities. Examples of CMOs include commercial mortgage-backed securities and adjustable-rate mortgage securities.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS are securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as loans for hotels, restaurants, shopping centers, office buildings, and apartment buildings. Interest and principal payments from the underlying loans are passed through to CMBS holders according to a schedule of payments. Because the underlying commercial mortgage loans tend to be structured with prepayment penalties, CMBS generally carry less prepayment risk than securities backed by residential mortgage loans.

Investing in CMBS expose a Fund to the risks of investing in the commercial real estate securing the underlying mortgage loans. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a commercial property to attract and retain tenants. The value of CMBS may change because of: i) actual or perceived changes in the creditworthiness of the borrowers or their tenants; ii) deterioration in the general state of commercial real estate or in the types of properties backing the CMBS; or iii) overall economic conditions. Credit quality of the CMBS depends primarily on the quality of the loans themselves and on the structure of the particular deal. While CMBS are sold both in public transactions registered with the SEC and in private placement transactions, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

Municipal Bonds. Municipal bonds are debt obligations of a governmental entity issued to obtain funds for various public purposes that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are typically, but not always, supported by the municipality’s general taxing authority, while revenue bonds are supported by the revenues from one or more particular project, facility, class of facilities, or activity. The revenue bond classification encompasses industrial revenue bonds (“IRBs”) (formerly known as industrial development bonds). IRBs are organized by a government entity but the proceeds are directed to a private, for-profit business. IRBs are backed by the credit and security of the private, for-profit business. IRBs are typically used to support a specific

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project, such as to build or acquire factories or other heavy equipment and tools. With an IRB, the sponsoring government entity holds title to the underlying collateral until the bonds are paid in full. In certain circumstances, this may provide a federal tax exempt status to the bonds, and many times a property tax exemption on the collateral. With an IRB, the sponsoring government entity is not responsible for bond repayment and the bonds do not affect the government’s credit rating. Under the Internal Revenue Code, certain revenue bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. Although the insurance feature is designed to reduce certain financial risks, the premiums for insurance and the higher market price sometimes paid for insured obligations may reduce the Funds’ current yield. To the extent that securities held by the Funds are insured as to principal and interest payments by insurers whose claims-paying ability rating is downgraded by a nationally recognized statistical ratings organization (e.g., Moody’s, S&P, or Fitch ), the value of such securities may be affected. There is, however, no guarantee that the insurer will meet its obligations. Moreover, the insurance does not guarantee the market value of the insured obligation or the net asset value of the Funds’ shares. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. The Funds also may purchase municipal obligations that are additionally secured by bank credit agreements or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities.

The risks associated with municipal bonds vary. Local and national market forces—such as declines in real estate prices and general business activity—may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of municipal bonds to repay their obligations. Certain issuers of municipal bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal bonds to pay existing obligations.

Because of the large number of different issuers of municipal bonds, the variance in size of bonds issued, and the range of maturities within the issues, most municipal bonds do not trade on a daily basis, and many trade only rarely. Because of this, the spread between the bid and offer may be wider, and the time needed to purchase or sell a particular bond may be longer than for other securities.

Municipal securities are typically issued together with an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Such opinion may have been issued as of a date prior to the date that a Fund acquired the municipal security. Subsequent to a Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Under highly unusual circumstances, the Internal Revenue Service may determine that a municipal bond issued as tax-exempt should in fact be taxable. If any Fund held such a bond, it might have to distribute taxable income, or reclassify as taxable, ordinary income that was previously distributed as exempt-interest dividends.

Changes or proposed changes in state or federal tax laws could impact the value of municipal debt securities that a Fund may purchase. Also, the failure or possible failure of such debt issuances to qualify for tax-exempt treatment may cause the prices of such municipal securities to decline, possibly adversely affecting the value of a Fund’s portfolio. Such a failure could also result in additional taxable income to a Fund and/or shareholders.

Municipal Leases. Municipal leases are obligations in privately arranged loans to state or local government borrowers and may take the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer). They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Interest income from such

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obligations is generally exempt from local and state taxes in the state of issuance. “Participations” in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. Municipal leases and participations therein frequently involve special risks.

Municipal leases may be subject to greater risks than general obligation or revenue bonds. In most cases, municipal leases are not backed by the taxing authority of the issuers and may have limited marketability. Certain municipal lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer fails to meet its obligation. Municipal leases may also be subject to “abatement risk.” The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee’s use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee’s maintenance of reserve monies for lease payments. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

Municipal Market Data Rate Locks. A municipal market data rate lock (“MMD Rate Lock”) permits an issuer that anticipates issuing municipal bonds in the future to, in effect, lock in a specified interest rate. A MMD Rate Lock also permits an investor (e.g., a Fund) to lock in a specified rate for a portion of its portfolio in order to: i) preserve returns on a particular investment or a portion of its portfolio; ii) manage duration; and/or iii) protect against increases in the prices of securities to be purchased at a later date. By using an MMD Rate Lock, a Fund can create a synthetic long or short position, allowing the Fund to select what the sub-adviser believes is an attractive part of the yield curve. A Fund will ordinarily use these transactions as a hedge or for duration or risk management, but may enter into them to enhance income or gains, or to increase yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

A MMD Rate Lock is a contract between the investor and the MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In connection with investments in MMD Rate Locks, there is a risk that municipal yields will move in the opposite direction than anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance.

Stand-by Commitments. A Fund may purchase municipal securities together with the right to resell the underlying municipal securities to the seller or a third party (typically an institution such as a bank or broker-dealer that is believed to continually satisfy credit quality requirements) at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price that a Fund pays for securities with a stand-by commitment may be higher than the price that otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes.

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When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of a Fund’s portfolio of securities.

The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities when a Fund exercises its stand-by commitment. Stand-by commitments are not separately marketable and there may be differences between the maturity of the underlying security and the maturity of the commitment.

Taxable Municipal Obligations. Certain municipal obligations may be subject to federal income tax for a variety of reasons. Taxable municipal obligations are typically issued by municipalities or their agencies for purposes which do not qualify for federal tax exemption, but do qualify for state and local tax exemptions. For example, a taxable municipal obligation would not qualify for the federal income exemption where (a) the governmental entity did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) the governmental entity exceeds certain regulatory limitations on the cost of issuance for tax-exempt financing, or (c) the governmental entity finances public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan. Generally, payments on taxable municipal obligations depend on the revenues generated by the projects, excise taxes or state appropriations, or whether the debt obligations can be backed by the government’s taxing power. Due to federal taxation, taxable municipal obligations typically offer yields more comparable to other taxable sectors such as corporate bonds or agency bonds than to other municipal obligations.

U.S. Territories, Commonwealths and Possessions Obligations. A Fund may invest in municipal securities issued by certain territories, commonwealths and possessions of the United States, including but not limited to, Puerto Rico, Guam, and the U.S. Virgin Islands, that pay interest that is exempt from federal income tax and state personal income tax. The value of these securities may be highly sensitive to events affecting the fiscal stability of the issuers. These issuers may face significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled, such as social conflict or unrest, labor disruption and natural disasters. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of a Fund’s investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of the securities, tax base erosion, state or federal constitutional limits on tax increases or other actions, budget deficits and other financial difficulties, or changes in the credit ratings assigned to the issuers. The value of a Fund’s shares will be negatively impacted to the extent it invests in such securities. Further, there may be a limited market for certain of these municipal securities, and the Fund could face illiquidity risks.

Municipal securities issued by Puerto Rico and its agencies and instrumentalities have been subject to multiple credit downgrades as a result of Puerto Rico’s ongoing fiscal challenges and uncertainty about its ability to make full repayment on these obligations. The majority of Puerto Rico’s debt is issued by the major public agencies that are responsible for many of the island’s public functions, such as water, wastewater, highways, electricity, education and public construction. Certain risks specific to Puerto Rico concern state taxes, e-commerce spending, and underfunded pension liabilities. Any debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities, which could adversely affect the value of such securities.

Municipal Notes. Municipal notes generally are used to provide short-term operating or capital needs and typically have maturities of one year or less. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer. The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). The category includes, but is not limited to, tax anticipation notes, bond anticipation notes, revenue anticipation notes, revenue anticipation warrants, and tax and revenue anticipation notes.

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U.S. Government Obligations. U.S. Government obligations include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, the principal and interest payments of which are backed by the full faith and credit of the U.S. This category also includes other securities issued by U.S. Government agencies or U.S. Government sponsored entities, such as the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). U.S. Government Obligations issued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government.

GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. Securities issued by FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its guarantees are not backed by the full faith and credit of the U.S. Government.

While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to risk. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate and market risk. From time to time, uncertainty regarding congressional action to increase the statutory debt ceiling could: i) increase the risk that the U.S. Government may default on payments on certain U.S. Government securities; ii) cause the credit rating of the U.S. Government to be downgraded or increase volatility in both stock and bond markets; iii) result in higher interest rates; iv) reduce prices of U.S. Treasury securities; and/or v) increase the costs of certain kinds of debt. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality of, the U.S. Government. In the past, U.S. sovereign credit has experienced downgrades, and there can be no guarantee that it will not be downgraded in the future. Further, if a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of the entity will be adversely impacted.

Under the direction of the Federal Housing Finance Agency (“FHFA”), FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and the Funds whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. For variable amount master demand notes that are not secured by letters of credit or other credit support arrangements, a Fund’s right to recover is dependent on the ability of the borrower to pay principal and interest on schedule or on demand. Variable amount master demand notes that are secured by collateral are subject to the risk that the collateral securing the notes will decline in value or have no value. A decline in value of the collateral, whether as a result of market value declines, bankruptcy proceedings or otherwise, could cause the note to be undercollateralized. Variable amount master demand notes are typically not rated by credit rating agencies, and a Fund may invest in notes that are not rated only if the sub-adviser determines, at the time of investment, the obligations are of comparable credit quality to the other obligations in which the Fund may invest.

Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities. Zero-coupon, step-up coupon, and pay-in-kind securities are types of debt securities that do not make regular cash interest payments. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, high-yield securities,

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mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, step-up coupon, and pay-in-kind securities.

Instead of making periodic interest payments, zero-coupon securities are sold at discounts from face value. The interest earned by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Step-up coupon bonds are debt securities that do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. To the extent these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

EQUITY SECURITIES

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. Equity securities include common stocks and certain preferred stocks, certain types of convertible securities and warrants (see “Other Securities Section below”). Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Equity securities fluctuate in value and the prices of equity securities tend to move by industry, market or sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline. Investing in equity securities poses risks specific to an issuer, as well as to the particular type of company issuing the equity securities. For example, investing in the equity securities of small- or mid-capitalization companies can involve greater risk than is customarily associated with investing in stocks of larger, more-established companies. Small- or mid-capitalization companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to financial losses. Also, their securities may be thinly traded (and therefore may have to be sold at a discount from current prices or sold in small lots over an extended period of time) and may be subject to wider price swings, thus creating a greater risk of loss than securities of larger capitalization companies.

Common Stock. Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the election of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered.

The price of common stock is generally affected by corporate earnings, anticipated dividend payments, types of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions. In the event that a corporation declares bankruptcy or is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The value of common stock may fall due to changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and

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prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks in a Fund’s portfolio. Common stock is also subject to the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall because of various factors, including an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. The value of common stock also may decline significantly over a short period of time due to factors specific to a company, including decisions made by management or lower demand for the company’s products or services.

Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks, such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stock also entitles holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock and, thus, also represent an ownership interest in that company. Distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Preferred stock generally has no maturity date, so its market value is dependent on the issuer’s business prospects for an indefinite period of time. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks generally applicable to equity securities. A company generally pays dividends on its preferred stock only after making required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. In addition, preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholders to take action.

Auction preferred stock (“APS”) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by institutional bidders. An APS is distinguished from standard preferred stock because its dividends change more frequently. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share. Holders of APS may not be able to sell their shares if an auction fails, such as when there are more shares of APS for sale at an auction than there are purchase bids.

Trust-preferred securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments and are typically treated by the Funds as debt investments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on the financial institution’s balance sheet.

The primary asset owned by a trust is the subordinated debt issued to the trust by the financial institution. The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will own the trust’s common securities, which typically represents a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities which are sold to investors. The trust uses the proceeds from selling the trust-preferred securities to purchase the subordinated debt issued by the financial institution.

The trust uses the interest received from the financial institution on its subordinated debt to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of the financial institution’s common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt issued by the institution.

In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by trust-preferred trust subsidiaries of

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the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.

If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities (e.g, a Fund), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt.

Real Estate/REIT Securities. Common, preferred and convertible securities of issuers in real estate-related industries, real estate-linked derivatives and real estate investment trusts (“REITs”) provide exposure to the real estate sector. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not generally taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations, which are not shown as acquired fund fees and expenses in a Fund’s fee table.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not typically diversified and are heavily dependent on cash flows from property owners and/or tenants.

A Fund or some of the REITs in which a Fund may invest may be permitted to hold senior or residual interests in real estate mortgage investment conduits (“REMICs”) or debt or equity interests in taxable mortgage pools. A Fund may also hold interests in “Re-REMICs”, which are interests in securitizations formed by the contribution of asset backed or other similar securities into a trust which then issues securities in various tranches. The Funds may participate in the creation of a Re-REMIC by contributing assets to the issuing trust and receiving junior and/or senior securities in return. An interest in a Re-REMIC security may be riskier than the securities originally held by and contributed to the issuing trust, and the holders of the Re-REMIC securities will bear the costs associated with the securitization.

FOREIGN SECURITIES

Unless otherwise stated in a Fund’s prospectus, the decision on whether stocks and other securities or investments are deemed to be “foreign” is based primarily on the issuer’s place of organization/incorporation, but the Fund may also consider the issuer’s domicile, principal place of business, primary stock exchange listing, sources of revenue or other factors, such as, in the case of asset-backed or other collateralized securities, the countries in which the collateral backing the securities is located. Foreign equity securities include common stocks and certain preferred stocks, certain types of convertible securities and warrants (see “Equity Securities” above and “Other Securities Section” below). Foreign debt securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered (see “Debt Securities” above).

Foreign securities may include securities of issuers in emerging and frontier market countries, which carry heightened risks relative to investments in more developed foreign markets. Unless otherwise stated in a Fund’s prospectus, countries are generally characterized by a Fund’s sub-adviser as “emerging market

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countries” by reference to a broad market index, by reference to the World Bank’s per capita income brackets or based on the sub-adviser’s qualitative judgments about a country’s level of economic and institutional development, and include markets commonly referred to as “frontier markets.” An emerging market is generally in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid than securities of U.S. companies so that a Fund may, at times, be unable to sell foreign securities at desirable times and/or prices. Brokerage commissions, custodial costs, currency conversion costs and other fees are also generally higher for foreign securities. A Fund may have limited or no legal recourse in the event of default with respect to certain foreign debt securities, including those issued by foreign governments.

The performance of a Fund may also be negatively affected by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in non-U.S. currencies. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. A Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. It may also be difficult to evaluate such information, as well as foreign economic trends, due to foreign regulation and accounting standards. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Additionally, investments in certain countries may subject a Fund to tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund.

Global economies and financial markets have become increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Any attempt by a Fund to hedge against or otherwise protect its portfolio, or to profit from such circumstances, may fail and, accordingly, an investment in a Fund could lose money over short or long periods. For example, the economies of many countries or regions in which a Fund may invest are highly dependent on trading with certain key trading partners. Reductions in spending on products and services by these key trading partners, the institution of tariffs or other trade barriers, or a slowdown in the economies of key trading partners may adversely affect the performance of securities in which a Fund may invest. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition of sanctions by the United States or another government on a country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities. The risks posed by sanctions may be heightened to the extent a Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

In addition, foreign securities may be impacted by economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations, war and terrorism), as well as the seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors. A foreign government may also restrict an issuer from paying principal and interest on its debt obligations to

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investors outside the country. It may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations.

Although it is not uncommon for governments to enter into trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies, there are no assurances that such agreements will achieve their intended economic objectives. There is also a possibility that such trade arrangements: i) will not be implemented; ii) will be implemented, but not completed; iii) or will be completed, but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including appreciation or depreciation of currencies, a significant increase in exchange rate volatility, a resurgence in economic protectionism and an undermining of confidence in markets. Such developments could have an adverse impact on a Fund’s investments in the debt of countries participating in such trade agreements.

Some foreign countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities, like the Funds. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Even in instances where there is no individual investment quota that applies, trading may be subject to aggregate and daily investment quota limitations that apply to foreign entities in the aggregate. Such limitations may restrict a Fund from investing on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. In instances where governmental approval is required, there can be no assurance that a Fund will be able to obtain such approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares.

Regulations that govern the manner in which foreign investors may invest in companies in certain countries can subject a Fund to trading, clearance and settlement procedures that could pose risks to the Fund. For example, a Fund may be required in certain countries to invest initially through a local broker or other entity, and then have the shares purchased re-registered in the name of the Fund. Re-registration may, in some instances, not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. In certain other countries, shares may be held only through a nominee structure whereby a local company holds purchased shares as nominee on behalf of foreign investors. The precise nature and rights of a Fund as the beneficial owner of shares held through such a nominee structure may not be well defined under local law, and as a result, should such local company become insolvent, there is a risk that such shares may not be regarded as held for the beneficial ownership of the Fund, but rather as part of the general assets of the local company available for general distribution to its creditors.

A Fund’s foreign debt securities are generally held outside of the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies (“foreign sub-custodians”), as permitted under the 1940 Act. Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to a Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that a Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to delivery or payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper recordkeeping by registrars and issuers.

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There is a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where such shares are voted. This is referred to as “share blocking.” The blocking period can last up to several weeks. Share blocking may prevent a Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. To avoid these restrictions, a sub-adviser, on behalf of a Fund, may abstain from voting proxies in markets that require share blocking.

Foreign Debt Securities. Foreign debt securities may be structured as fixed-, variable- or floating-rate obligations, or as zero-coupon, pay-in-kind and step-coupon securities. They include fixed-income securities of foreign issuers and securities or contracts payable or denominated in non-U.S. currencies. Investments in, or exposure to, foreign debt securities involve certain risks not associated with securities of U.S. issuers. Unless otherwise stated in a Fund’s prospectus, the decision on whether a security is deemed to be “foreign” is based primarily on the issuer’s place of organization/incorporation, but the Fund may also consider the issuer’s domicile, principal place of business, primary stock exchange listing, sources of revenue or other factors.

Foreign debt securities may include securities of issuers in emerging and frontier market countries, which carry heightened risks relative to investments in more developed foreign markets. Unless otherwise stated in a Fund’s prospectus, countries are generally characterized by a Fund’s sub-adviser as “emerging market countries” by reference to a broad market index, by reference to the World Bank’s per capita income brackets or based on the sub-adviser’s qualitative judgments about a country’s level of economic and institutional development, and include markets commonly referred to as “frontier markets.” An emerging market is generally in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Investments in or exposure to foreign debt securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign debt securities may also be less liquid than securities of U.S. issuers so that a Fund may, at times, be unable to sell foreign debt securities at desirable times and/or prices. Transaction fees, custodial costs, currency conversion costs and other fees are also generally higher for foreign debt securities. A Fund may have limited or no legal recourse in the event of default with respect to certain foreign debt securities, including those issued by foreign governments. Foreign debt securities carry many of the same risks as other types of foreign securities. For more information, refer to “Foreign Securities.”

During periods of very low or negative interest rates, a Fund’s foreign debt investments may be unable to generate or maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility, and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

The cost of servicing foreign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Furthermore, there is a risk of restructuring of certain foreign debt obligations that could reduce and reschedule interest and principal payments.

The performance of a Fund may also be negatively affected by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign debt securities denominated in non-U.S. currencies. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. A

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Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. It may also be difficult to evaluate such information, as well as foreign economic trends, due to foreign regulation and accounting standards. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Additionally, investments in certain countries may subject a Fund to tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund.

Global economies and financial markets have become increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Any attempt by a Fund to hedge against or otherwise protect its portfolio, or to profit from such circumstances, may fail and, accordingly, an investment in a Fund could lose money over short or long periods. For example, the economies of many countries or regions in which a Fund may invest are highly dependent on trading with certain key trading partners. Reductions in spending on products and services by these key trading partners, the institution of tariffs or other trade barriers, or a slowdown in the economies of key trading partners may adversely affect the performance of securities in which a Fund may invest. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition of sanctions by the United States or another government on a country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities. The risks posed by sanctions may be heightened to the extent a Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

In addition, foreign debt securities may be impacted by economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations, war and terrorism), as well as the seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors. A foreign government may also restrict an issuer from paying principal and interest on its debt obligations to investors outside the country. It may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations.

Further, investments in certain countries may subject a Fund to tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in, or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund.

Although it is not uncommon for governments to enter into trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies, there are no assurances that such agreements will achieve their intended economic objectives. There is also a possibility that such trade arrangements: i) will not be implemented; ii) will be implemented, but not completed; iii) or will be completed, but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including appreciation or depreciation of currencies, a significant increase in exchange rate volatility, a resurgence in economic protectionism and an undermining of confidence in markets. Such developments could have an adverse impact on a Fund’s investments in the debt of countries participating in such trade agreements.

A Fund’s foreign debt securities are generally held outside of the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies (“foreign sub-custodians”), as permitted under the 1940 Act. Settlement practices for foreign securities may differ from those in the United

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States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to a Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that a Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to delivery or payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper recordkeeping by registrars and issuers.

Foreign Currency Contracts. To the extent that a Fund may i) invest in securities denominated in foreign currencies, ii) temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, or iii) engage in foreign currency contract transactions, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, market interest rates, government intervention, speculation and other factors affect these forces. A Fund may engage in foreign currency transactions in order to hedge its portfolio and to attempt to protect it against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund may also engage in foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Forward foreign currency contracts are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The sub-advisers will consider on an ongoing basis the creditworthiness of the institutions with which each Fund will enter into such forward foreign currency contracts.

The use of foreign currency contracts involves the risk of imperfect correlation between movements in contract prices and movements in the price of the currencies to which the contracts relate. The successful use of foreign currency transaction strategies also depends on the ability of the sub-adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the sub-adviser’s forecasts will be accurate. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the sub-adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. Also, foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. When such contracts are used for hedging purposes, they are intended to reduce the risk of loss due to a decline in the value of the hedged currency, but at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Foreign currency contracts may be either futures contracts or forward contracts. Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells foreign currency futures contracts.

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Foreign currency futures contracts carry the same risks as other futures contracts, but also entail risks associated with international investing. Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

To the extent a Fund may invest in securities denominated in foreign currencies, and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

If a decline in the exchange rate for a particular currency is anticipated, a Fund may enter into a foreign currency futures position as a hedge. If it is anticipated that an exchange rate for a particular currency will rise, a Fund may enter into a foreign currency futures position to hedge against an increase in the price of securities denominated in that currency. These foreign currency futures contracts will only be used as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the sub-adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the sub-adviser’s judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.

Recent Events in European Countries. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

On June 23, 2016, the citizens of the United Kingdom (“UK”) voted via referendum to leave the European Union (the “EU”), a measure commonly referred to as “Brexit.” On March 29, 2017, the UK formally notified the European Council of its intention to withdraw from the EU within two years after providing such notice. Following several extensions, the UK government and the EU eventually ratified a withdrawal agreement and the UK formally left the EU on January 31, 2020. The withdrawal agreement does not in general address the future relationship between the parties, which will need to be the subject of a separate agreement negotiated following the UK’s exit from the EU.

Brexit has resulted in volatility in European and global markets and could have significant negative impacts on financial markets in the UK and throughout Europe. The longer term economic, legal, political and social framework to be put in place between the UK and the EU is unclear at this stage and is likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European

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markets for some time. This uncertainty may have an adverse effect on the global economy and on the value of a Fund’s investments. This may be due to, among other things: fluctuations in asset values and exchange rates; increased illiquidity of investments located, traded or listed within the UK, the EU or elsewhere; changes in the willingness or ability of counterparties to enter into transactions at the price and terms on which a Fund is prepared to transact; and/or changes in legal and regulatory regimes to which certain of a Fund’s assets are or become subject. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the UK’s sovereign credit rating, may also have an impact on the performance of a Fund’s assets or investments economically tied to the UK or the EU.

The effects of Brexit will depend, in part, on agreements the UK negotiates to retain access to EU markets, either during a transitional period or more permanently, including, but not limited to, current trade and finance agreements. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations, as the UK determines which EU laws to replace or replicate. The extent of the impact of the withdrawal negotiations in the UK and in global markets, as well as any associated adverse consequences, remain unclear, and the uncertainty may have a significant negative effect on the value of a Fund’s investments. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could result in losses to the Fund, as there may be negative effects on the value and liquidity of the Fund’s investments and/or the Fund’s ability to enter into certain transactions.

Depositary Receipts. American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) represent interests in securities of foreign companies that have been deposited with a U.S. financial institution, such as a bank or trust company, and that trade on an exchange or over-the-counter (“OTC”).

A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary (the issuing bank or trust company), whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security.

Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States; as such, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of depositary receipts.

ADRs represent interests in foreign issuers that trade on U.S. exchanges or OTC. ADRs represent the right to receive securities of the foreign issuer deposited with the issuing bank or trust company. Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. The depositaries that issue ADRs are usually U.S. financial institutions, such as a bank or trust company, but the underlying securities are issued by a foreign issuer.

GDRs may be issued in U.S. dollars or other currencies and are generally designed for use in securities markets outside the United States. GDRs represent the right to receive foreign securities and may be traded on the exchanges of the depositary’s country. The issuing depositary, which may be a foreign or a U.S. entity, converts dividends and the share price into the shareholder’s home currency. EDRs are generally issued by a European bank and traded on local exchanges.

Although an issuing bank or trust company may impose charges for the collection of dividends on foreign securities that underlie ADRs, GDRs and EDRs, and for the conversion of ADRs, GDRs and EDRs into their respective underlying securities, there are generally no fees imposed on the purchase or sale of ADRs, GDRs and EDRs, other than transaction fees ordinarily involved with trading stocks. ADRs, GDRs and EDRs may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer may be untimely.

Emerging Market Securities. Unless otherwise stated in a Fund’s prospectus, countries are generally characterized by a Fund’s sub-adviser as “emerging market countries” by reference to a broad-based market

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index, by reference to the World Bank’s per capita income brackets or based on the sub-adviser’s qualitative judgments about a country’s level of economic and institutional development, and include markets commonly referred to as “frontier markets.” An emerging market is generally in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries (which themselves have increased investment risk relative to investing in more developed markets) and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For example, economies in emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets.

Certain emerging market countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than developed countries, and have less developed legal systems than developed countries. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. Some emerging market countries may also impose punitive taxes that could adversely affect the prices of securities. While a Fund will only invest in markets where these restrictions are considered acceptable by the Fund’s sub-adviser, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happens, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to a Fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to a Fund if foreign shareholders already hold the maximum amount legally permissible.

While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of a Fund’s investments. In addition, rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

Additionally, there may be increased settlement risk for transactions in securities of emerging market issuers. Settlement systems in emerging market countries are generally less organized than those in developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the Fund to suffer a loss. A Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that a Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to a Fund. A Fund and its shareholders may also encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

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Taxation of dividends, interest and capital gains received by a Fund varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures, and such laws may permit retroactive taxation so that a Fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Sovereign Debt Obligations. Sovereign debt instruments are issued or guaranteed by foreign governments or their agencies, including those of emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loans or loan participations. The debt obligations of a foreign government or entity may not be supported by the full faith and credit of such foreign government. Sovereign debt of emerging market countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may fail to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. Prospects for repayment of principal and interest may depend on political and economic factors. A Fund may have limited or no legal recourse in the event of default with respect to sovereign debt obligations. Sovereign debt instruments and foreign debt securities share many of the same risks. For more information, refer to “Foreign Debt Securities.”

Unless otherwise stated in a Fund’s prospectus, countries are generally characterized by a Fund’s sub-adviser as “emerging market countries” by reference to a broad market index, by reference to the World Bank’s per capita income brackets or based on the sub-adviser’s qualitative judgments about a country’s level of economic and institutional development, and include markets commonly referred to as “frontier markets.” An emerging market is generally in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

The performance of sovereign debt instruments may be negatively affected by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in sovereign debt instruments denominated in non-U.S. currencies. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad.

Global economies and financial markets have become increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Sovereign debt instruments may be impacted by economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations, war and terrorism). Any attempt by a Fund to hedge against or otherwise protect its portfolio, or to profit from such circumstances, may fail and, accordingly, an investment in a Fund could lose money over short or long periods. For example, the economies of many countries or regions in which a Fund may invest are highly dependent on trading with certain key trading partners. Reductions in spending on products and services by these key trading partners, the institution of tariffs or other trade barriers, or a slowdown in the economies of key trading partners may adversely affect the performance of securities in which a Fund may invest. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition of sanctions by the United States or another government on a country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities, including sovereign debt instruments. The risks posed by sanctions may be heightened to the extent a Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

Although it is not uncommon for governments to enter into trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies, there are no assurances that such agreements will achieve their intended economic objectives. There is also a

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possibility that such trade arrangements: i) will not be implemented; ii) will be implemented, but not completed; iii) or will be completed, but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including appreciation or depreciation of currencies, a significant increase in exchange rate volatility, a resurgence in economic protectionism and an undermining of confidence in markets. Such developments could have an adverse impact on a Fund’s investments in the debt of countries participating in such trade agreements.

Further, investments in certain countries may subject a Fund to tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in, or uncertainties regarding the laws, regulations or procedures of a country could directly or indirectly reduce the after-tax profits of a Fund.

Supranational Entity Securities. Debt security investments may include the debt securities of “supranational” entities, which are international groups or unions in which the power and influence of member states transcend national boundaries or interests in order to share in decision making and vote on issues concerning the collective body. They include international organizations designated or supported by governments to promote economic reconstruction or development and international banking institutions and related government agencies, such as the International Bank for Reconstruction and Development (part of the World Bank), the European Union, the Asian Development Bank and the Inter-American Development Bank. The governmental members of these supranational entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for such entities.

Supranational Entity Securities are subject to risks in addition to those relating to foreign government and sovereign debt securities and debt securities generally. Issuers of such debt securities may be unwilling to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. The foreign governmental or other organizations supporting such supranational issuers may be immune from lawsuits in the event of the issuer’s failure or inability to pay the obligations when due. Issuers may be dependent on expected disbursements from foreign governmental or other organizations.

OTHER PERMITTED INVESTMENT ACTIVITIES

Borrowing. Generally, under the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 1/3 of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow money for temporary or emergency purposes, including for short-term redemptions and liquidity needs. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if a Fund covers such leverage by maintaining a segregated account or otherwise. To help meet short-term redemptions and liquidity needs, the Funds are parties to a revolving credit agreement whereby a Fund is permitted to use bank borrowings for temporary or emergency purposes.

Commodity-Related Investments. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject a Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of a Fund to sell or to realize the full value of such investments in the event of the need to liquidate such

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investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities. The commodities that underlie commodity futures contracts and commodity swaps may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments

Loans of Portfolio Securities. Portfolio securities of a Fund may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, initially in an amount at least equal to 100% of the value of the loaned securities (which includes any accrued interest or dividends), with the borrower being obligated, under certain circumstances, to post additional collateral on a daily marked-to-market basis, all as described in further detail in the following paragraph; although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all; ii) the Fund may at any time terminate the loan and request the return of the loaned securities upon sufficient prior notification; iii) the Fund will receive any interest or distributions paid on the loaned securities; and iv) the aggregate market value of loaned securities will not at any time exceed the limits established under the 1940 Act.

For lending its securities, a Fund will earn either a fee payable by the borrower (on loans that are collateralized by U.S. Government securities or a letter of credit) or the income on instruments purchased with cash collateral (after payment of a rebate fee to the borrower and a portion of the investment income to the securities lending agent). Cash collateral may be invested on behalf of a Fund by the Fund’s sub-adviser in U.S. dollar-denominated short-term money market instruments that are permissible investments for the Fund and that, at the time of investment, are considered high-quality. Currently, cash collateral generated from securities lending is invested in shares of Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is a Delaware limited liability company that is exempt from registration under the 1940 Act. The Cash Collateral Fund is managed by Wells Fargo Funds Management, LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). The Cash Collateral

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Fund is required to comply with the credit quality, maturity and other limitations set forth in Rule 2a-7 under the 1940 Act. The Cash Collateral Fund seeks to provide preservation of principal and daily liquidity by investing in high-quality, U.S. dollar-denominated short-term money market instruments. The Cash Collateral Fund may invest in securities with fixed, variable, or floating rates of interest. The Cash Collateral Fund seeks to maintain a stable price per share of $1.00, although there is no guarantee that this will be achieved. Income on shares of the Cash Collateral Fund is reinvested in shares of the Cash Collateral Fund. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned by it, and by an increase or decrease in the value of instruments purchased with cash collateral received by it.

The interests in the Cash Collateral Fund are not insured by the FDIC, and are not deposits, obligations of, or endorsed or guaranteed in any way by, Wells Fargo Bank or any banking entity. Any losses in the Cash Collateral Fund will be borne solely by the Cash Collateral Fund and not by Wells Fargo Bank or its affiliates.

Loans of securities involve a risk that the borrower may fail to return the securities when due or when recalled by a Fund or may fail to provide additional collateral when required. In either case, a Fund could experience delays in recovering securities or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, loans may be recalled at any time and generally will be recalled if a material event affecting the investment is expected to be presented to a shareholder vote, so that the securities may be voted by a Fund.

Each lending Fund pays a portion of the income (net of rebate fees) or fees earned by it from securities lending to a securities lending agent. Goldman Sachs Bank USA, an unaffiliated third party doing business as Goldman Sachs Agency Lending, currently acts as securities lending agent for the Funds, subject to the overall supervision of the Funds’ manager.

Investment Companies. These securities include shares of other affiliated or unaffiliated open-end investment companies (i.e., mutual funds), closed-end funds, exchange-traded funds (“ETFs”), UCITS funds (pooled investment vehicles established in accordance with the Undertaking for Collective Investment in Transferable Securities adopted by European Union member states) and business development companies. A Fund may invest in securities of other investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, the rules and regulations thereunder and any exemptive relief currently or in the future available to a Fund.

Except with respect to funds structured as funds-of-funds or so-called master/feeder funds or other funds whose strategies otherwise allow such investments, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as of the time at which a securities purchase is made: i) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by a fund; ii) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; and iii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies.

Other investment companies in which a Fund invests can be expected to pay fees and other operating expenses, such as investment advisory and administration fees, that would be in addition to those paid by the Fund. Other investment companies may include ETFs, which are publicly-traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indices or companies in related industries (e.g., passive ETFs), and index funds. A passive ETF or index fund is an investment company that seeks to track the performance of an index (before fees and expenses) by holding in its portfolio either the securities that comprise the index or a representative sample of the securities in the index. Passive ETFs or index funds in which the Funds invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by passive ETFs or index funds may, from time to time, temporarily be unavailable, which may further impede a passive ETF’s or index fund’s ability to track their respective indices. An actively-managed ETF is an investment company that seeks to outperform the performance of an index.

ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track and to the risks of the specific sector or industry tracked by the ETF. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons. Although ETFs that track broad market indexes are typically large and their shares are fairly liquid, ETFs that track more specific indexes tend to be

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newer and smaller, and ETFs have limited redemption features. Additionally, to the extent an ETF holds securities traded in markets that close at a different time from the ETF’s listing exchange, liquidity in such securities may be reduced after the applicable closing times, and during the time when the ETF’s listing exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the ETF’s shares’ NAV may widen. In 2019, the SEC adopted a new rule and rule changes that are expected to change some of the ways that ETFs are currently offered and operate, and may affect the ability of a Fund to invest in an ETF.

In addition, a Fund may invest in the securities of closed-end investment companies. Because shares of closed-end investment companies trade on a stock exchange or in the OTC market, they may trade at a premium or discount to their net asset values, which may be substantial, and their potential lack of liquidity could result in greater volatility. In addition, closed-end investment companies may employ leverage, which also subjects the closed-end investment company to increased risks such as increased volatility. Moreover, closed-end investment companies incur their own fees and expenses.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Funds, including the money market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. In 2018, the SEC proposed a new rule and related amendments designed to streamline and enhance the regulatory framework for fund of funds arrangements, which are created when a mutual fund or other type of fund invests in shares of another fund. If adopted, this new rule may affect the ability and conditions under which a Fund may purchase shares of other affiliated Funds, including the money market Funds.

Private Placement and Other Restricted Securities. Private placement securities are securities sold in offerings that are exempt from registration under the 1933 Act. They are generally eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other “restricted” securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144A (a “Rule 144A Security”)), and may not be readily marketable because they are subject to legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, high-yield securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placement and other restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of qualified purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Private placement and other restricted securities may be considered illiquid securities, as they typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential qualified purchasers for such securities, especially under adverse market or economic conditions, or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of an active trading market. Delay or difficulty in selling such securities may result in a loss to a Fund. Restricted securities that are “illiquid” are subject to each Fund’s policy of not investing or holding more than 15% of its net assets in illiquid securities. The term “illiquid” in this context refers to securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities.

The manager typically will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: i) the frequency of trades and quotes for the Rule 144A Security; ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; iii) dealer undertakings to make a market in the Rule 144A Security; and iv) the nature of the Rule 144A Security and the nature of the

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marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

The manager will apply a similar process to evaluating the liquidity characteristics of other restricted securities. A restricted security that is deemed to be liquid when purchased may not continue to be deemed to be liquid for as long as it is held by a Fund. As a result of the resale restrictions on 144A securities, there is a greater risk that they will become illiquid than securities registered with the SEC.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted or exchanged (by the holder or by the issuer) within a specified period of time into a certain amount of common stock of the same or a different issuer. As such, convertible securities combine the investment characteristics of debt and equity securities. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock.

As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security tends not to be as sensitive to interest rate changes as a similar fixed-income security, and tends not to be as sensitive to share price changes as its underlying stock.

Investing in convertible securities is subject to certain risks in addition to those generally associated with debt securities. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be or become illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses.

The creditworthiness of the issuer of a convertible security is important because the holder of a convertible security will typically have recourse only to the issuer. In addition, a convertible security may be subject to conversion or redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. This feature may require a holder to convert the security into the underlying common stock, even if the value of the underlying common stock has declined substantially. In addition, companies that issue convertible securities frequently are small- or mid-capitalization companies and, accordingly, carry the risks associated with investments in such companies.

While the Funds use the same criteria to evaluate the credit quality of a convertible debt security that they would use for a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund’s credit evaluation, as well as financial reporting and investment limitation purposes.

Contingent Convertible Bonds. Contingent convertible bonds are a type of convertible security typically issued by non-U.S. banks. Unlike more traditional convertible securities, which typically may convert into equity after the issuer’s common stock has reached a certain strike price, the trigger event for a contingent convertible bond is typically a decline in the issuing bank’s capital threshold below a specified level. Contingent convertible bonds typically are subordinated to other debt instruments of the issuer and generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Contingent convertible bonds are a new form of instrument, and the market and regulatory environment for contingent convertible bonds is evolving. Therefore, it is uncertain how the overall market for contingent convertible bonds would react to a triggering event or coupon suspension applicable to one issuer. A Fund may lose money on its investment in a contingent convertible bond when holders of the issuer’s equity securities do not.

Exchange-Traded Notes. Exchange-traded notes (“ETNs”) are generally notes representing debt of an issuer, usually a financial institution. ETNs combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the

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specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, levels of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential returns, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on an ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite there being no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is generally designed to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the unavailability or limited nature of a secondary market. A Fund could lose some or all of the amount invested in an ETN.

Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, a Fund (other than a money market Fund) may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that such a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain over-the-counter derivative instruments, and securities and other financial instruments that are not readily marketable, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. The Funds (other than the money market Funds) have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board has approved the designation of the Funds Management to administer the liquidity risk management program and related procedures. The money market Funds may invest up to 5% of its net assets in illiquid investments. The 15% and 5% limits are applied as of the date a Fund purchases an illiquid investment. It is possible that a Fund’s holding of illiquid investment could exceed the 15% limit (5% for the money market Funds), for example as a result of market developments or redemptions.

Each Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Trust’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when a Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction

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or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct transactions in those securities.

Master Limited Partnerships. Master limited partnerships (“MLPs”) are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial decline in price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of a Fund. MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. The success of a Fund’s investments also will vary depending on the underlying industry represented by the MLP’s portfolio.

A Fund must recognize income that it receives from underlying MLPs for tax purposes, even if the Fund does not receive cash distributions from the MLPs in an amount necessary to pay such tax liability. In addition, a percentage of a distribution received by a Fund as the holder of an MLP interest may be treated as a return of capital, which would reduce the Fund’s adjusted tax basis in the interests of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which a Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of a Fund’s investment in the MLP and lower income to a Fund.

Repurchase Agreements. A repurchase agreement is an agreement wherein a Fund purchases a security for a relatively short period of time (usually less than or up to seven days) and, at the time of purchase, the seller agrees to repurchase that security from the Fund at a mutually agreed upon time and price (representing the Fund’s cost plus interest). The repurchase agreement specifies the yield during the purchaser’s holding period. Entering into repurchase agreements allows a Fund to earn a return on cash in the Fund’s portfolio that would otherwise remain un-invested.

Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase, which may consist of a variety of security types. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum

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term of a repurchase agreement will always be less than twelve months. Repurchase agreements may involve risks in the event of default or insolvency of the counterparty that has agreed to repurchase the securities from a Fund, including possible delays or restrictions upon the Fund’s ability to sell the underlying security and additional expenses in seeking to enforce the Fund’s rights and recover any losses. Although the Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high quality collateral, some credit risk remains. The counterparty could default, which may make it necessary for the Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by the Fund.

A Fund may enter into reverse repurchase agreements under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities, because it avoids certain market risks and transaction costs. At the time a Fund enters into a reverse repurchase agreement, it will segregate cash or other liquid assets having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that the value of such segregated assets continues to be equal to or greater than the repurchase price.

In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales. A short sale is a transaction in which a Fund sells a security it may not own in anticipation of a decline in market value of that security. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales “against the box” means that a Fund owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short positions in futures and options create opportunities to increase a Fund’s return but, at the same time, involve special risk considerations and may be considered speculative. Since a Fund in effect profits from a decline in the price of the futures or options sold short without having to invest the full purchase price of the futures or options on the date of the short sale, a Fund’s NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A sub-adviser’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to a Fund and its shareholders.

In the view of the SEC, a short sale involves the creation of a “senior security,” as such term is defined in the 1940 Act, unless the sale is “against the box,” and the securities sold are placed in a segregated account, or unless a Fund’s obligation to deliver the securities sold short is “covered” by segregating cash or other liquid

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assets in an amount equal to the difference between the current market value of the securities sold short and any cash or liquid securities required to be deposited as collateral with a broker in connection with the transaction. Collateral deposited with a broker will be marked-to-market daily, and any amounts deposited with a broker or in a segregated account will not have the effect of limiting a Fund’s potential losses on a short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales not “against the box” will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of futures or options not “against the box” or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets totaling more than a specified percentage of the value of the Fund’s total assets.

Warrants. Warrants are instruments, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

When-Issued and Delayed-Delivery Transactions and Forward Commitments. Certain securities may be purchased or sold on a when-issued or delayed-delivery basis, and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

Each Fund has a segregated account where it may maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to its commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of such commitments.

Other Risks

Large Shareholder Risk To the extent a large number of shares of a Fund is held by a single shareholder or a small group of shareholders, the Fund is subject to the risk that redemption by those shareholders of all or a large portion of their shares will adversely affect the Fund’s performance by forcing the Fund to sell securities, potentially at disadvantageous prices, to raise the cash needed to satisfy such redemption requests. This risk may be heightened during periods of declining or illiquid markets, or to the extent that such large shareholders have short investment horizons or unpredictable cash flow needs. Such redemptions may also increase transaction costs and/or have adverse tax consequences for remaining shareholders.

Liquidation Risk. There can be no assurance that a Fund will grow to or maintain a viable size and, pursuant to the Declaration of Trust, the Board is authorized to close and/or liquidate a Fund at any time. In the event of the liquidation of a Fund, the expenses, timing and tax consequences of such liquidation may not be favorable to some or all of the Fund’s shareholders. In addition, pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder (collectively known as the “Volcker Rule”), if the Manager and/or its affiliates own 25% or more of the outstanding shares of a Fund after the permitted seeding period following the Fund’s inception, the Fund will be subject to restrictions on trading that will adversely impact the Fund’s ability to execute its investment strategy. Should this occur, a Fund may be liquidated, or the Manager and/or its affiliates may be required to reduce their ownership interests in the Fund, either of which may result in gains or losses, increased transaction and other costs and adverse tax consequences. In addition, other large shareholders controlling a significant portion of a Fund’s shares, such as other funds, institutional investors, financial intermediaries, individuals and other accounts, may elect to redeem a portion or all of their shares at any time, and the Fund may no longer be able to maintain a viable size

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after meeting the redemption request. In these circumstances, a Fund’s board may determine to liquidate the Fund or a particular class of the Fund. For a list of shareholders that own, of record and/or beneficially, 5% or more of the outstanding shares of a class or 25% or more of the outstanding shares of a Fund, please see the section entitled “Control Persons and Principal Fund Holders”.

Other factors and events that may lead to the liquidation of a Fund include changes in laws or regulations governing the Fund or affecting the type of assets in which the Fund invests, or economic developments or trends having a significant adverse impact on the business or operations of the Fund.

After a Fund liquidation is announced, such Fund may begin to experience greater redemption activity as the Fund approaches its liquidation date. As portfolio managers effect portfolio transactions to meet redemptions and prepare the Fund for liquidation, the Fund may not meet its investment objective and principal investment strategies. The Fund will incur transaction costs as a result of these portfolio transactions which will indirectly be borne by the Fund’s shareholders. The Fund may be required to make a distribution of income and capital gains realized, if any, from liquidating its portfolio. It is anticipated that any distribution would be paid to shareholders prior to liquidation. Shareholders of the Fund on the date of liquidation would receive a distribution of their account proceeds on the settlement date in complete redemption of their shares. In the event of a liquidation, please consult with a tax advisor to determine your specific tax consequences, if any.

Operational and Cybersecurity Risks. Fund operations, including business, financial, accounting, data processing systems or other operating systems and facilities may be disrupted, disabled or damaged as a result of a number of factors, including events that are wholly or partially beyond our control. For example, there could be electrical or telecommunications outages; degradation or loss of internet or web services; natural disasters, such as earthquakes, tornados and hurricanes; disease pandemics; or events arising from local or larger scale political or social events, as well as terrorist acts.

The Funds are also subject to the risk of potential cyber incidents, which may include, but are not limited to, the harming of or unauthorized access to digital systems (for example, through “hacking” or infection by computer viruses or other malicious software code), denial-of-service attacks on websites, and the inadvertent or intentional release of confidential or proprietary information. Cyber incidents may, among other things, harm Fund operations, result in financial losses to a Fund and its shareholders, cause the release of confidential or highly restricted information, and result in regulatory penalties, reputational damage, and/or increased compliance, reimbursement or other compensation costs. Fund operations that may be disrupted or halted due to a cyber incident include trading, the processing of shareholder transactions, and the calculation of a Fund’s net asset value.

Issues affecting operating systems and facilities through cyber incidents, any of the scenarios described above, or other factors, may harm the Funds by affecting a Fund’s manager, sub-adviser(s), or other service providers, or issuers of securities in which a Fund invests. Although the Funds have business continuity plans and other safeguards in place, including what the Funds believe to be robust information security procedures and controls, there is no guarantee that these measures will prevent cyber incidents or prevent or ameliorate the effects of significant and widespread disruption to our physical infrastructure or operating systems. Furthermore, the Funds cannot directly control the security or other measures taken by unaffiliated service providers or the issuers of securities in which the Funds invest. Such risks at issuers of securities in which the Funds invest could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

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TRUSTEES AND OFFICERS

The following information supplements, and should be read in conjunction with, the section in Part A entitled “Management, Organization and Capital Structure.”

General

The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo family of funds which consists of, as of May 31, 2020, 147 series comprising the Trust, Wells Fargo Funds Trust, Wells Fargo Variable Trust and four closed-end funds (collectively the “Fund Complex” or the “Trusts”). The business address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 75.

Information for the Trustees, all of whom are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears below. In addition to the Officers listed below, the Portfolios have appointed an Anti-Money Laundering Compliance Officer.

Name and Year of Birth	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years or Longer	Current Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES
William R. Ebsworth (Born 1957)	Trustee, since 2015

Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.

N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018

Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.

N/A

50	Wells Fargo - Wells Fargo Master Trust

Name and Year of Birth	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years or Longer	Current Other Public Company or Investment Company Directorships
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019

Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).

CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018

Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.

N/A
David F. Larcker (Born 1950)	Trustee, since 2009

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.

N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018

International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.

N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018

President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

N/A

Wells Fargo - Wells Fargo Master Trust	51

Name and Year of Birth	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years or Longer	Current Other Public Company or Investment Company Directorships
James G. Polisson (Born 1959)	Trustee, since 2018

Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.

N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019

Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.

N/A
1.	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

52	Wells Fargo - Wells Fargo Master Trust

Name and Year of Birth	Position Held with Registrant/Length of Service	Principal Occupation(s) During Past 5 Years or Longer
OFFICERS
Andrew Owen (Born 1960)	President, since 2017

Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012; Assistant Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Nancy Wiser[2] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Michelle Rhee (Born 1966)	Chief Legal Officer, since2019

Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A.since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019

Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010.Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2010

Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Currently serves as Treasurer to the Disciplined International Developed Markets Portfolio, Diversified Fixed Income Portfolio, Diversified Stock Portfolio, International Value Portfolio and Short-Term Investment Portfolio. Also serves as Assistant Treasurer for the remaining series of the Trust.
2.	Currently serves as Treasurer to the C&B Large Cap Value Portfolio, Core Bond Portfolio, Diversified Large Cap Growth Portfolio, Emerging Growth Portfolio, Index Portfolio, Inflation-Protected Bond Portfolio, Large Company Value Portfolio, Managed Fixed Income Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio.

The Trust’s Declaration of Trust, as amended and restated from time to time (the “Declaration of Trust”), does not set forth any specific qualifications to serve as a Trustee other than that no person shall stand for initial election or appointment as a Trustee if such person has already reached the age of 72. The Charter and the Statement of Governance Principles of the Nominating and Governance Committee also do not set forth any specific qualifications, but do set forth certain factors that the Nominating and Governance Committee may take into account in considering Trustee candidates and a process for evaluating potential conflicts of interest, which identifies certain disqualifying conflicts. All of the current Trustees are Independent Trustees. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Wells Fargo Funds Management, LLC (“Funds Management” or the “Manager”), sub-advisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service, professional and/or academic positions and through experience from service as a board member of the Trust and the other Trusts in the Fund Complex (and/or in other capacities, including for any predecessor funds), other registered investment companies, public companies, and/or non-profit entities or other organizations. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. The specific experience, qualifications, attributes and/or skills that led to the conclusion that a Trustee should serve as a Trustee of the Trusts in the Fund Complex are as set forth below.

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William R. Ebsworth. Mr. Ebsworth has served as a Trustee of the Trusts in the Fund Complex since January 1, 2015. He also served as a Trustee of Asset Allocation Trust from 2015 to 2018. From 1984 to 2013, he was employed as an equities analyst, portfolio manager and research director at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc., where he led a team of investment professionals managing client assets. Prior thereto, he was a Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder.

Jane A. Freeman. Ms. Freeman has served as a Trustee of the Trusts in the Fund Complex since January 1, 2015. She also served as a Trustee of Asset Allocation Trust from 2015 to 2018. From 2012 to 2014 and 1999 to 2008, Ms. Freeman served as the Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to joining Scientific Learning, Ms. Freeman was employed as a portfolio manager at Rockefeller & Co. and Scudder, Stevens & Clark. She served as a board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. She also served as a board member of the Russell Exchange Traded Funds Trust from 2011 to 2012, and as chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.

Isaiah Harris, Jr. Mr. Harris has served as a Trustee of the Trusts in the Fund Complex since 2009 and as Chair of the Audit Committee since 2019 and was an Advisory Board Member from 2008 to 2009. He also served as a Trustee of Asset Allocation Trust from 2010 to 2018. He has been the Chairman of the Board of CIGNA Corporation since 2009, and has been a director of CIGNA Corporation since 2005. He served as a director of Deluxe Corporation from 2003 to 2011. As a director of these and other public companies, he has served on board committees, including Governance, Audit and Compensation Committees. Mr. Harris served in senior executive positions, including as president, chief executive officer, vice president of finance and/or chief financial officer, of operating companies for approximately 20 years.

Judith M. Johnson. Ms. Johnson has served as a Trustee of the Trusts in the Fund Complex since 2008 and as Chair of the Audit Committee from 2009 to 2018. She has also served as a trustee and chair of the audit committee of Asset Allocation Trust from 2010 to 2018. She served as the Chief Executive Officer and Chief Investment Officer of the Minneapolis Employees Retirement Fund for twelve years until her retirement in 2008. Ms. Johnson is a licensed attorney, as well as a certified public accountant and a certified managerial accountant. Ms. Johnson has been determined by the Board to be an audit committee financial expert, as such term is defined in the applicable rules of the SEC.

David F. Larcker. Mr. Larcker has served as a Trustee of the Trusts in the Fund Complex since 2009 and was an Advisory Board Member from 2008 to 2009. He also served as a Trustee of Asset Allocation Trust from 2010 to 2018. Mr. Larcker is the James Irvin Miller Professor of Accounting at the Graduate School of Business of Stanford University. He is also the Morgan Stanley Director of the Center for Leadership Development and Research and Co-director of The Rock Center for Corporate Governance at Stanford University. He has been a professor of accounting for over 30 years. He has written numerous articles on a range of topics, including managerial accounting, financial statement analysis and corporate governance.

Olivia S. Mitchell. Ms. Mitchell has served as a Trustee of the Trusts in the Fund Complex since 2006 and as chair of the Nominating and Governance Committee since 2018. She also served as a Trustee of Asset Allocation Trust from 2010 to 2018. Ms. Mitchell is the International Foundation of Employee Benefit Plans Professor at the Wharton School of the University of Pennsylvania, where she is also Professor of Insurance/Risk Management and Business Economics/Policy. She also serves in senior positions with academic and policy organizations that conduct research on pensions, retirement, insurance, risk management and related topics, including as Executive Director of the Pension Research Council and Director of the Boettner Center on Pensions and Retirement Research, both at the University of Pennsylvania. She has taught on, and served as a consultant on economics, insurance, and risk management, served as Department Chair, advised numerous governmental entities, and written numerous articles and books on topics including retirement systems, private and social insurance, and health and retirement policy.

54	Wells Fargo - Wells Fargo Master Trust

Timothy J. Penny. Mr. Penny has served as a Trustee of the Trusts in the Fund Complex and their predecessor funds since 1996, and Chairman of the Board of Trustees since 2018. He also served as a Trustee of Asset Allocation Trust from 2010 to 2018. He has been President and Chief Executive Officer of Southern Minnesota Initiative Foundation since 2007. He also serves as a member of the board of another non-profit organization. Mr. Penny was a member of the U.S. House of Representatives for 12 years representing Southeastern Minnesota’s First Congressional District.

James G. Polisson. Mr. Polisson has served as a Trustee of the Trusts in the Fund Complex since 2018 and was an Advisory Board member in 2017. Mr. Polisson has extensive experience in the financial services industry, including over 15 years in the ETF industry. From 2015 to July 31, 2017, Mr. Polisson was the Chief Marketing Officer of Source (ETF) UK Services, Ltd., one of the largest providers of exchange-traded products in Europe. From 2012 to 2015, Mr. Polisson was Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing firm. Prior to 2012, Mr. Polisson was Chief Executive Officer and Managing Director of Russell Investments’ global ETF business from 2010 to 2012. He was also a member of the Board of Trustees of Russell Exchange Traded Funds Trust, where he served as Chairman, President and Chief Executive Officer, from 2011 to 2012. Mr. Polisson also served as Chief Marketing Officer for Barclays Global Investors from 2000 to 2010, where he led global marketing for the iShares ETF business.

Pamela Wheelock. Ms. Wheelock has served as a Trustee of the Trusts in the Fund Complex since January 2020 and previously from January 2018 until July 2019 and was an Advisory Board member in 2017. Ms. Wheelock has been a Board member of the Destination Medical Center Economic Development Agency in Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. She served as the acting Commissioner of the Minnesota Department of Human Services from July 2019 through September 2019 and as the Human Services Manager (part-time) of the Minnesota Department of Human Services from October 2019 through December 2019. Ms. Wheelock has more than 25 years of leadership experience in the private, public and nonprofit sectors. Ms. Wheelock was the Chief Operating Officer of Twin Cities Habitat for Humanity from 2017 through 2019. Prior to joining Habitat for Humanity in 2017, Ms. Wheelock was on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) and the Vice President of University Services at the University of Minnesota from 2012, where she served as chief operations officer of the University. She also served as Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Vice President of the Bush Foundation from 2009 to 2011, and Executive Vice President and Chief Financial Officer of Minnesota Sports and Entertainment from 2004 to 2009. Ms. Wheelock served as the Executive Budget Officer and Finance Commissioner for the State of Minnesota from 1999 to 2002.

Board of Trustees - Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Trust and the Portfolios rests with the Board of Trustees. The Board has engaged Funds Management to manage the Portfolios on a day-to day basis. The Board is responsible for overseeing Funds Management and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Delaware law, other applicable laws and the Portfolio’s charter. The Board is currently composed of nine members, each of whom is an Independent Trustee. The Board currently conducts regular meetings five times a year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. In order to assist the Chairman in maintaining effective communications with the other Trustees and Funds Management, the Board has appointed a Chair Liaison to work with the Chairman to coordinate Trustee communications and to help coordinate timely responses to Trustee inquiries, board governance and fiduciary matters. The Chair Liaison serves for a one-year term, which may be extended with the approval of the Board. Except for any duties specified herein or pursuant to the

Wells Fargo - Wells Fargo Master Trust	55

Trust’s charter document, the designation of Chairman or Chair Liaison does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board also has established a Governance Committee, an Audit Committee and a Dividend Committee to assist the Board in the oversight and direction of the business and affairs of the Trust, and from to time may establish informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. Additionally, the Board has established investment teams to review in detail the performance of each of the Portfolios, to meet with portfolio managers, and to report back to the full Board. The Board occasionally engages independent consultants to assist it in evaluating initiatives or proposals. The Board believes that the Board’s current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

The Portfolios and Trusts are subject to a number of risks, including investment, compliance, operational, liquidity and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Funds Management, the sub-advisers and other service providers (depending on the nature of the risk), who carry out the Portfolios’ investment management and business affairs. Each of Funds Management, the sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of the Portfolios and Trusts and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Portfolio or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Trusts, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Funds Management, sub-advisers, the Chief Compliance Officer of the Portfolios, the Chief Risk Officer of Funds Management, the independent registered public accounting firm for the Portfolios, and internal auditors for Funds Management or its affiliates, as appropriate, regarding risks faced by the Portfolios and relevant risk functions. The Board, with the assistance of its investment teams, reviews investment policies and risks in connection with its review of the Portfolios’ performance, and considers information regarding the oversight of liquidity risks from Funds Management’s investment personnel. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Portfolios’ compliance program and regularly reports to the Board regarding compliance matters for the Portfolios and their principal service providers. Funds Management has appointed a Chief Risk Officer to enhance the framework around the assessment, management, measurement and monitoring of risk indicators and other risk matters concerning the Funds and develop periodic reporting of risk management matters to the Board. In addition, as part of the Board’s periodic review of the Portfolios’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a management valuation team comprised of officers and employees of Funds Management, has approved and periodically reviews written valuation policies and procedures applicable to valuing the Portfolio investments, and has established a valuation committee of Trustees. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees.

As noted above, the Board has established a standing Governance Committee, a standing Audit Committee, a standing Valuation Committee and a standing Dividend Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. Each such Committee operates pursuant to a charter approved by the Board and is chaired by an Independent Trustee. Each Independent Trustee is a member of the Trust’s Governance Committee, Audit Committee and Valuation Committee.

56	Wells Fargo - Wells Fargo Master Trust

(1) Governance Committee. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. The Governance Committee, which meets only as necessary, met four times during the May Portfolios’ most recently completed fiscal year and met four times during the February Portfolios’ most recently completed fiscal year. Olivia Mitchell serves as the chairman of the Governance Committee.

The Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee’s consideration, which are set forth in the Trusts’ Governance Committee Charter. The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five calendar days nor more than seventy-five calendar days prior to the date of the Governance Committee meeting at which the nominee would be considered. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the “candidate”), (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f ) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance Committee may require the candidate to interview in person or furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board. In the event of any conflict or inconsistency with respect to the requirements applicable to a Shareholder Recommendation as between those established in the procedures and those in the By-Laws of a Closed-End Fund, the requirements of the By-Laws of such Closed-End Fund shall control

The Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an “advisory board,” as such term is defined in Section 2(a)(1) of the 1940 Act (“Advisory Trustees”). An individual may be eligible to serve as an Advisory Trustee only if that individual meets the requirements to be a “non-interested” Trustee under the 1940 Act and does not otherwise serve the Trust in any other capacity. Any Advisory Trustee shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Trustee may be nominated and elected as a Trustee, at which time he or she shall cease to be an Advisory Trustee. Advisory Trustees shall perform solely advisory

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functions. Unless otherwise specified by the Committee or the Board, Advisory Trustees are invited to attend meetings of the Board and all committees of the Board. Advisory Trustees shall participate in meeting discussions but do not have a vote upon any matter presented to the Board or any committee of the Board, nor do they have any power or authority to act on behalf of or to bind the Board, any committee of the Board or the Trust. Advisory Trustees shall not have any responsibilities or be subject to any liabilities imposed upon Trustees by law or otherwise. Advisory Trustees shall be entitled, to the maximum extent permitted by law, to be indemnified by the Trust and shall be covered by any liability insurance coverage that extends to Trustees and officers of the Trust. Advisory Trustees shall be paid the same meeting fees payable to Trustees and shall have their expenses reimbursed in accordance with existing Board expense reimbursement policies. Advisory Trustees shall not receive any retainer fees.

(2) Audit Committee. The Audit Committee oversees the May Portfolios’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the February Portfolios’ financial statements, and interacts with the February Portfolios’ independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, met four times during the May Portfolios’ most recently completed fiscal year and met seven times during the February Portfolios’ most recently completed fiscal year. Judith M. Johnson serves as the chairperson of the Audit Committee.

(3) Valuation Committee. The Board has delegated to the Valuation Committee the authority to take any necessary or appropriate action and address any issues regarding the valuation of Fund portfolio securities under the Trust’s valuation procedures, including determining the fair value of securities between Board regularly scheduled meetings in instances where that determination has not otherwise been delegated to the valuation team (“Management Valuation Team”) of Funds Management. The Board considers for ratification at each quarterly meeting any valuation actions taken by the Valuation Committee or the Management Valuation Team during the previous quarter that require ratification. Any one member of the Valuation Committee may constitute a quorum for a meeting of the committee. The Valuation Committee did not meet during the May Portfolios’ most recently completed fiscal year and did not meet during the February Portfolios’ most recently completed fiscal year.

(4) Dividend Committee. The Board has delegated to the Dividend Committee the responsibility to review and approve certain dividend amount determinations made by a separate committee composed of representatives from Funds Management and certain sub-advisers (“Management Open-End Dividend Committee”). The Board also has delegated to the Management Open-End Dividend Committee the authority to determine periodic dividend amounts subject to certain Board-approved thresholds (“Thresholds”) to be paid by each of the Emerging Markets Equity Income Fund, International Bond Fund, Inflation-Protected Bond Fund and Strategic Income Fund. To the extent the Management Open-End Dividend Committee makes a dividend amount determination that does not comply with the Thresholds, the Dividend Committee must review and approve, as it deems appropriate, such determination. The Dividend Committee is composed of three Independent Trustees and did not meet during the Fund’s most recently completed fiscal year.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. Listed below is the compensation that was paid to each current Trustee by a Portfolio and the Fund Complex for the most recently completed fiscal year:

Committee Name	Committee Meetings During Last Fiscal Year
Nominating and Governance Committee	4
Audit Committee	7
Valuation Committee	3
Dividend Committee	0

Compensation. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. Listed below is the compensation that was paid to each current Trustee by a Fund and the Fund Complex for the most recently completed fiscal period:

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Trustee Compensation
Trustee	Compensation from each Fund	Total Compensation from the Fund Complex[1]
William R. Ebsworth	$2,150	$316,000
Jane A. Freeman	$2,286	$336,000
Isaiah Harris, Jr.	$2,344	$344,500
Judith M. Johnson	$2,150	$316,000
David F. Larcker	$2,150	$316,000
Olivia S. Mitchell	$2,286	$336,000
Timothy J. Penny	$2,660	$391,000
James G. Polisson	$2,150	$316,000
Pamela Wheelock[2]	$1,199	$176,191
1.	As of May 31, 2020, there were 147 series in the Fund Complex.
2.	Effective July 15, 2019, Ms. Wheelock resigned her position as Trustee. The Board reappointed Ms. Wheelock as Trustee effective January 1, 2020.

Beneficial Equity Ownership Information. The following table contains specific information about the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2019 in each Portfolio and the aggregate dollar range of equity securities in other Funds in the Fund Complex overseen by the Trustees, stated as one of the following ranges: A = $0; B = $1 - $10,000; C = 10,001 - $50,000; D = $50,001 - $100,000; and E = Over $100,000.

Portfolio	Ebsworth	Freeman	Harris	Johnson	Larcker	Mitchell	Penny	Polisson	Wheelock
C&B Large Cap Value Portfolio	A	A	A	A	A	A	A	A	A
Core Bond Portfolio	A	A	A	A	A	A	A	A	A
Disciplined International Developed Markets Portfolio	A	A	A	A	A	A	A	A	A
Disciplined Large Cap Portfolio	A	A	A	A	A	A	A	A	A
Diversified Large Cap Growth Portfolio	A	A	A	A	A	A	A	A	A
Emerging Growth Portfolio	A	A	A	A	A	A	A	A	A
Index Portfolio	A	A	A	A	A	A	A	A	A
International Value Portfolio	A	A	A	A	A	A	A	A	A
Large Company Value Portfolio	A	A	A	A	A	A	A	A	A
Managed Fixed Income Portfolio	A	A	A	A	A	A	A	A	A
Real Return Portfolio	A	A	A	A	A	A	A	A	A
Small Company Growth Portfolio	A	A	A	A	A	A	A	A	A
Small Company Value Portfolio	A	A	A	A	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Fund Complex[1]	E	E	E	E	E	E	E	E	E
1.	Includes Trustee ownership in shares of funds within the entire Wells Fargo Fund Complex (consisting of 149 funds).

Ownership of Securities of Certain Entities. As of the calendar year ended December 31, 2019, none of the Independent Trustees and/or their immediate family members owned securities of the manager, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the manager, any sub-advisers, or the distributor.

Wells Fargo - Wells Fargo Master Trust	59

ADVISER AND OTHER SERVICE PROVIDERS

Adviser

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company is the investment adviser for the Portfolios. Funds Management is responsible for implementing the investment objectives and strategies of the Portfolios. To assist Funds Management in performing these responsibilities, Funds Management has contracted with one or more sub-advisers to provide day-to-day portfolio management services to the Portfolios. Funds Management retains overall responsibility for the management of the Portfolios. For providing advisory services, the Adviser is entitled to receive a monthly fee at the annual rates indicated below of each Portfolio’s average daily net assets:

Master Trust Portfolios	Funds Management Advisory Fees
C&B Large Cap Value Portfolio, Diversified Large Cap Growth Portfolio	First $500M Next $500M Next $1B Next $2B Next $4B Next $4B Next $4B Over $16B	0.650% 0.625% 0.600% 0.575% 0.550% 0.525% 0.500% 0.475%
Core Bond Portfolio, Managed Fixed Income Portfolio, Real Return Portfolio	First $500M Next $500M Next $2B Next $2B Next $5B Over $10B	0.400% 0.375% 0.350% 0.325% 0.300% 0.290%
Disciplined International Developed Markets Portfolio, Disciplined Large Cap Portfolio	First $1B Next $4B Over $5B	0.250% 0.225% 0.200%
Emerging Growth Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio	First $500M Next $500M Next $1B Next $1B Next $1B Over $4B	0.800% 0.775% 0.750% 0.725% 0.700% 0.680%
Index Portfolio	First $500M Next $500M Next $2B Next $2B Over $5B	0.100% 0.100% 0.075% 0.075% 0.050%
International Value Portfolio	First $500M Next $500M Next $1B Next $2B Over $4B	0.800% 0.750% 0.700% 0.675% 0.650%
Large Company Value Portfolio	First $1B Next $4B Over $5B	0.350% 0.325% 0.300%

Administrator

The Trust has retained Funds Management as administrator on behalf of each Portfolio (the “Administrator”) pursuant to an Administrative Agreement. Under the Administration Agreement between Funds Management and the Trust, Funds Management shall provide as administrative services, among other things: (i) general supervision of the Portfolios’ operations, including coordination of the services performed by each Portfolios’ adviser, custodian, auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and shareholder reports for each Portfolio; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust’s officers and Trustees. Funds Management also furnishes office space and certain facilities required for conducting the Portfolios’ business together with

60	Wells Fargo - Wells Fargo Master Trust

ordinary clerical and bookkeeping services. The Administrator is not entitled to receive an administration fee as long as it receives an administration fee at the gateway fund level.

Conflicts of Interest. Wells Fargo & Company is a diversified financial services company providing banking, insurance, investment, mortgage and consumer financial services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of such investments, which may cause competition for limited positions. Also, various clients and proprietary accounts of Funds Management and its affiliates may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve gains or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as manager and, for most Wells Fargo Funds, sub-adviser, as well as class-level administrator and principal underwriter.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate such conflicts of interest.

Advisory Fees Paid. The table below shows the dollar amount of advisory fees payable as a percentage of average daily net assets by each Portfolio over its past three fiscal years, or such shorter term as a Portfolio has been operational. Specifically, the table details the dollar amount of fees that would have been payable had certain waivers not been in place, together with the dollar amount of fees waived and the dollar amount of net fees paid. The advisory fee rates are set forth in Part A.

Advisory Fees Paid
Master Portfolio	Advisory Fees Paid	Advisory Fees Waived
C&B Large Cap Value Portfolio
Year Ended May 31, 2020	$2,112,301	$126,647
Year Ended May 31, 2019	$2,559,244	$110,776
Year Ended May 31, 2018	$2,578,639	$61,299
Core Bond Portfolio
Year Ended May 31, 2020	$19,865,265	$0
Year Ended May 31, 2019	$19,495,525	$0
Year Ended May 31, 2018	$18,832,451	$53,503
Disciplined International Developed Markets Portfolio
Year Ended May 31, 2020	$1,558,425
Year Ended May 31, 2019	$1,984,753	$2,338
Year Ended May 31, 2018	$582,890	$29,459
Disciplined Large Cap Portfolio
Year Ended May 31, 2020	$711,835	$0
Year Ended May 31, 2019	$930,334	$0
Diversified Large Cap Growth Portfolio
Year Ended May 31, 2020	$1,357,116	$215,731
Year Ended May 31, 2019	$1,775,415	$226,362

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Advisory Fees Paid
Master Portfolio	Advisory Fees Paid	Advisory Fees Waived
Year Ended May 31, 2018	$455,556	$166,369
Emerging Growth Portfolio
Year Ended May 31, 2020	$6,187,843	$0
Year Ended May 31, 2019	$7,007,473	$0
Year Ended May 31, 2018	$6,489,384	$0
Index Portfolio
Year Ended May 31, 2020	$1,110,898	$0
Year Ended May 31, 2019	$1,354,919	$0
Year Ended May 31, 2018	$1,654,088	$0
International Value Portfolio
Year Ended May 31, 2020	$7,964,220	$2,901
Year Ended May 31, 2019	$8,720,811	$0
Year Ended May 31, 2018	$6,537,679	$0
Large Company Value Portfolio
Year Ended May 31, 2020	$833,609	$162
Year Ended May 31, 2019	$909,279	$4,676
Year Ended May 31, 2018	$190,080	$45,799
Managed Fixed Income Portfolio
Year Ended May 31, 2020	$2,014,368	$147,196
Year Ended May 31, 2019	$2,349,394	$134,329
Year Ended May 31, 2018	$322,904	$111,795
Real Return Portfolio
Year Ended May 31, 2020	$587,203	$112,426
Year Ended May 31, 2019	$706,057	$104,527
Year Ended May 31, 2018	$417,398	$82,095
Small Company Growth Portfolio
Year Ended May 31, 2020	$12,739,297	$0
Year Ended May 31, 2019	$15,439,896	$0
Year Ended May 31, 2018	$13,992,798	$0
Small Company Value Portfolio
Year Ended May 31, 2020	$2,626,409	$310,536
Year Ended May 31, 2019	$1,213,146	$188,541
Year Ended May 31, 2018	$1,469,923	$14,713

Sub-Advisers

Funds Management has engaged Wells Capital Management Incorporated (“Wells Capital Management”), Cooke & Bieler, L.P. (“Cooke & Bieler”), Galliard Capital Management, Inc. (“Galliard”), LSV Asset Management (“LSV”), and Peregrine Capital Management, LLC. (“Peregrine”), (collectively, the “Sub-Advisers”) to serve as sub-advisers to the Portfolios. Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trust, the Sub-Advisers provide day-to-day portfolio management services to the Portfolios.

As compensation for sub-advisory services to the Portfolios, the Sub-Advisers are each entitled to receive the following fees:

62	Wells Fargo - Wells Fargo Master Trust

Portfolio	Sub-Adviser		Fee
C&B Large Cap Value	Cooke & Bieler	First $500M Next $500M Over $1B		0.380% 0.350% 0.300%
Core Bond	Wells Capital Management	First $100M Next $200M Next $200M Over $500M		0.200% 0.175% 0.150% 0.100%
Disciplined International Developed Markets	Wells Capital Management	First $100M Next $200M Over $300M		0.200% 0.175% 0.150%
Disciplined Large Cap	Wells Capital Management	First $100M Next $200M Over $300M		0.200% 0.175% 0.150%
Diversified Large Cap Growth	Wells Capital Management	First $1B Over $1B		0.350% 0.300%
Emerging Growth	Wells Capital Management	First $100M Next $100M Over $200M		0.550% 0.500% 0.400%
Index	Wells Capital Management	First $100M Next $100M Over $200M		0.050% 0.030% 0.020%
International Value	LSV	First $150M Next $350M Next $250M Next $250M Over $1B		0.350% 0.400% 0.350% 0.325% 0.300%
Large Company Value	Wells Capital Management	First $100M Next $200M Over $300M		0.250% 0.200% 0.150%
Managed Fixed Income	Galliard	First $100M Next $200M Next $200M Over $500M		0.200% 0.175% 0.150% 0.100%
Real Return	Wells Capital Management	First $100M Next $200M Next $200M Over $500M		0.280% 0.250% 0.220% 0.180%
Small Company Growth	Peregrine	First $200M Over $200M		0.500% 0.450%
Small Company Value	Wells Capital Management	First $100M Next $100M Over $200M		0.550% 0.500% 0.400%

Unaffiliated Sub-Advisers

Listed below is the aggregate dollar amount of sub-advisory fees paid by each Portfolio to the following unaffiliated sub-advisers for the fiscal years ended as indicated below.

Sub-Advisory Fees Paid
Master Portfolio	Sub-Adviser	Sub-Advisory Fees Paid	Fees Waived/ Reimbursed
C&B Large Cap Value Portfolio	Cooke & Bieler
Year Ended May 31, 2019		$1,552,314	$0
Year Ended May 31, 2018		$1,544,359	$0
Year Ended May 31, 2017		$1,275,184	$0
International Value Portfolio	LSV

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Sub-Advisory Fees Paid
Master Portfolio	Sub-Adviser	Sub-Advisory Fees Paid	Fees Waived/ Reimbursed
Year Ended May 31, 2019		$4,009,351	$0
Year Ended May 31, 2018		$3,087,161	$0
Year Ended May 31, 2017		$2,154,716	$0
Small Company Growth Portfolio	Peregrine
Year Ended May 31, 2019		$9,101,765	$0
Year Ended May 31, 2018		$8,270,707	$0
Year Ended May 31, 2017		$6,868,504	$0

Portfolio Managers

The following information supplements, and should be read in conjunction with, the section in Part A entitled “Portfolio Managers.” These portfolio managers (each a “Portfolio Manager” and together, the “Portfolio Managers”) manage the investment activities of the Portfolios as listed below on a day-to-day basis.

Portfolios	Sub-Adviser	Portfolio Managers
C&B Large Cap Value Portfolio	Cooke & Bieler	Andrew Armstrong, CFA Wesley Lim, CFA Steve Lyons, CFA Michael M. Meyer, CFA Edward W. O’Connor, CFA R. James O’Neil, CFA Mehul Trivedi, CFA William Weber, CFA
Core Bond Portfolio	Wells Capital Management	Maulik Bhansali, CFA Thomas O’Connor, CFA[1] Jarad Vasquez
Disciplined International Developed Markets Portfolio	Wells Capital Management	Justin P. Carr, CFA Vince Fioramonti, CFA
Disciplined Large Cap Portfolio	Wells Capital Management	Justin P. Carr, CFA Robert M. Wicentowski, CFA
Diversified Large Cap Growth Portfolio	Wells Capital Management	John R. Campbell, CFA Joseph M. Eberhardy, CFA, CPA Vince Fioramonti, CFA Thomas C. Ognar, CFA
Emerging Growth Portfolio	Wells Capital Management	Joseph M. Eberhardy, CFA, CPA Thomas C. Ognar, CFA
Index Portfolio	Wells Capital Management	John R. Campbell, CFA David Neal, CFA Robert M. Wicentowski, CFA
International Value Portfolio	LSV	Josef Lakonishok, Ph.D. Puneet Mansharamani, CFA Menno Vermeulen, CFA
Large Company Value Portfolio	Wells Capital Management	Dennis Bein, CFA Ryan Brown, CFA Harindra de Silva, Ph.D., CFA,
Managed Fixed Income Portfolio	Galliard	Andrea Johnson, CFA Brandon Kanz, CFA
Real Return Portfolio	Wells Capital Management	Kandarp R. Acharya, CFA, FRM Petros N. Bocray, CFA, FRM Michael Bradshaw, CFA Christian L. Chan, CFA Jay N. Mueller, CFA Garth B. Newport, CFA Michael Schueller, CFA

64	Wells Fargo - Wells Fargo Master Trust

Portfolios	Sub-Adviser	Portfolio Managers
Small Company Growth Portfolio	Peregrine	William A. Grierson, CFA Daniel J. Hagen, CFA Paul E. von Kuster, CFA
Small Company Value Portfolio	Wells Capital Management	Jeff Goverman Garth R. Nisbet, CFA Craig Pieringer, CFA
1.	Mr. O’Connor has announced his intention to retire from Wells Capital Management Incorporated on December 31, 2020. He will continue to serve as a portfolio manager of the Portfolio through that date. After December 31, 2020, all references to Mr. O’Connor in the Fund’s Prospectuses and Statement of Additional Information are hereby removed.

Management of Other Accounts. The following table(s) provide information relating to other accounts managed by the Portfolio Manager(s). The table(s) do not include the Funds or any personal brokerage accounts of the Portfolio Manager(s) and their families. The information in this section is provided as of a Portfolio’s fiscal year end.

Cooke & Bieler
Andrew B. Armstrong, CFA	Registered Investment Companies
	Number of Accounts	4
	Total Assets Managed	$2.89 B
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$2.09 B
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$334.48 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	137
	Total Assets Managed	$3.75 B
	Number of Accounts Subject to Performance Fee	14
	Assets of Accounts Subject to Performance Fee	$803.89 M

Wesley Lim, CFA	Registered Investment Companies
	Number of Accounts	4
	Total Assets Managed	$2.89 B
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$2.09 B
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$334.48 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	137
	Total Assets Managed	$3.75 B
	Number of Accounts Subject to Performance Fee	14
	Assets of Accounts Subject to Performance Fee	$803.89 M

Steve Lyons, CFA	Registered Investment Companies

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Number of Accounts	4
Total Assets Managed	$2.89 B
Number of Accounts Subject to Performance Fee	1
Assets of Accounts Subject to Performance Fee	$2.09 B
Other Pooled Investment Vehicles
Number of Accounts	2
Total Assets Managed	$334.48 M
Number of Accounts Subject to Performance Fee	0
Assets of Accounts Subject to Performance Fee	$0
Other Accounts
Number of Accounts	137
Total Assets Managed	$3.75 B
Number of Accounts Subject to Performance Fee	14
Assets of Accounts Subject to Performance Fee	$803.89 M

Michael M. Meyer, CFA	Registered Investment Companies
	Number of Accounts	4
	Total Assets Managed	$2.89 B
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$2.09 B
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$334.48 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	137
	Total Assets Managed	$3.75 B
	Number of Accounts Subject to Performance Fee	14
	Assets of Accounts Subject to Performance Fee	$803.89 M

Edward W. O’Connor, CFA	Registered Investment Companies
	Number of Accounts	4
	Total Assets Managed	$2.89 B
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$2.09 B
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$334.48 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	137
	Total Assets Managed	$3.75 B
	Number of Accounts Subject to Performance Fee	14
	Assets of Accounts Subject to Performance Fee	$803.89 M

66	Wells Fargo - Wells Fargo Master Trust

R. James O’Neil, CFA	Registered Investment Companies
	Number of Accounts	4
	Total Assets Managed	$2.89 B
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$2.09 B
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$334.48 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	137
	Total Assets Managed	$3.75 B
	Number of Accounts Subject to Performance Fee	14
	Assets of Accounts Subject to Performance Fee	$803.89 M

Mehul Trivedi, CFA	Registered Investment Companies
	Number of Accounts	4
	Total Assets Managed	$2.89 B
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$2.09 B
	Other Pooled Investment Vehicles
	Number of Accounts	4
	Total Assets Managed	$334.48 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	137
	Total Assets Managed	$3.75 B
	Number of Accounts Subject to Performance Fee	14
	Assets of Accounts Subject to Performance Fee	$803.89 M

William Weber, CFA	Registered Investment Companies
	Number of Accounts	4
	Total Assets Managed	$2.89 B
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$2.09 B
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$334.48 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	137
	Total Assets Managed	$3.74 B
	Number of Accounts Subject to Performance Fee	14

Wells Fargo - Wells Fargo Master Trust	67

Assets of Accounts Subject to Performance Fee	$803.89 M

Galliard
Andrea Johnson, CFA	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	3
	Total Assets Managed	$14.83B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	176
	Total Assets Managed	$59.06B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Brandon Kanz, CFA	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	3
	Total Assets Managed	$14.83B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	176
	Total Assets Managed	$59.06B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

LSV
Josef Lakonishok, Ph.D.	Registered Investment Companies
	Number of Accounts	39
	Total Assets Managed	$17.33 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	71
	Total Assets Managed	$22.52 B
	Number of Accounts Subject to Performance Fee	6

68	Wells Fargo - Wells Fargo Master Trust

LSV
Assets of Accounts Subject to Performance Fee	$1.45 B
Other Accounts
Number of Accounts	417
Total Assets Managed	$49.23 B
Number of Accounts Subject to Performance Fee	69
Assets of Accounts Subject to Performance Fee	$9.84 B

Puneet Mansharamani, CFA	Registered Investment Companies
	Number of Accounts	39
	Total Assets Managed	$17.33 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	71
	Total Assets Managed	$22.52 B
	Number of Accounts Subject to Performance Fee	6
	Assets of Accounts Subject to Performance Fee	$1.45 B
	Other Accounts
	Number of Accounts	417
	Total Assets Managed	$49.23 B
	Number of Accounts Subject to Performance Fee	69
	Assets of Accounts Subject to Performance Fee	$9.84 B

Menno Vermeulen, CFA	Registered Investment Companies
	Number of Accounts	39
	Total Assets Managed	$17.33 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	71
	Total Assets Managed	$22.52 B
	Number of Accounts Subject to Performance Fee	6
	Assets of Accounts Subject to Performance Fee	$1.45 B
	Other Accounts
	Number of Accounts	417
	Total Assets Managed	$49.23 B
	Number of Accounts Subject to Performance Fee	69
	Assets of Accounts Subject to Performance Fee	$9.84 B

Peregrine
William A. Grierson, CFA	Registered Investment Companies
	Number of Accounts	2
	Total Assets Managed	$321.30 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Wells Fargo - Wells Fargo Master Trust	69

Peregrine
Other Pooled Investment Vehicles
Number of Accounts	1
Total Assets Managed	$103.56 M
Number of Accounts Subject to Performance Fee	0
Assets of Accounts Subject to Performance Fee	$0
Other Accounts
Number of Accounts	17
Total Assets Managed	$479.17 M
Number of Accounts Subject to Performance Fee	0
Assets of Accounts Subject to Performance Fee	$0

Daniel J. Hagen, CFA	Registered Investment Companies
	Number of Accounts	2
	Total Assets Managed	$321.30 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$103.56 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	17
	Total Assets Managed	$479.17 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Paul E. von Kuster, CFA	Registered Investment Companies
	Number of Accounts	2
	Total Assets Managed	$321.30 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$103.56 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	17
	Total Assets Managed	$479.17 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Wells Capital Management
Kandarp R. Acharya, CFA, FRM	Registered Investment Companies

70	Wells Fargo - Wells Fargo Master Trust

Wells Capital Management
Number of Accounts	34
Total Assets Managed	$7.45 B
Number of Accounts Subject to Performance Fee	0
Assets of Accounts Subject to Performance Fee	$0
Other Pooled Investment Vehicles
Number of Accounts	24
Total Assets Managed	$7.74 B
Number of Accounts Subject to Performance Fee	0
Assets of Accounts Subject to Performance Fee	$0
Other Accounts
Number of Accounts	46
Total Assets Managed	$1.34 B
Number of Accounts Subject to Performance Fee	0
Assets of Accounts Subject to Performance Fee	$0

Dennis Bein, CFA	Registered Investment Companies
	Number of Accounts	17
	Total Assets Managed	$5.45B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	20
	Total Assets Managed	$7.15B
	Number of Accounts Subject to Performance Fee	2
	Assets of Accounts Subject to Performance Fee	$170.24M
	Other Accounts
	Number of Accounts	27
	Total Assets Managed	$6.16B
	Number of Accounts Subject to Performance Fee	3
	Assets of Accounts Subject to Performance Fee	$437.34M

Maulik Bhansali, CFA	Registered Investment Companies
	Number of Accounts	8
	Total Assets Managed	$14.29 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	5
	Total Assets Managed	$3.06 B
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$35.83 M
	Other Accounts
	Number of Accounts	33
	Total Assets Managed	$13.24 B
	Number of Accounts Subject to Performance Fee	2
	Assets of Accounts Subject to Performance Fee	$638.78 M

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Petros N. Bocray, CFA, FRM	Registered Investment Companies
	Number of Accounts	31
	Total Assets Managed	$5.77 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$61.59 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Michael Bradshaw, CFA	Registered Investment Companies
	Number of Accounts	1
	Total Assets Managed	$406.29 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Ryan Brown, CFA	Registered Investment Companies
	Number of Accounts	10
	Total Assets Managed	$3.07B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	5
	Total Assets Managed	$3.40B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	19
	Total Assets Managed	$4.51B
	Number of Accounts Subject to Performance Fee	1

72	Wells Fargo - Wells Fargo Master Trust

Assets of Accounts Subject to Performance Fee	$140.18M

John R. Campbell, CFA	Registered Investment Companies
	Number of Accounts	1
	Total Assets Managed	$496.28 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	8
	Total Assets Managed	$210.96 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Justin P. Carr, CFA	Registered Investment Companies
	Number of Accounts	7
	Total Assets Managed	$1.32B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$480.73M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	41
	Total Assets Managed	$2.01B
	Number of Accounts Subject to Performance Fee	2
	Assets of Accounts Subject to Performance Fee	$181.59M

Christian L. Chan, CFA	Registered Investment Companies
	Number of Accounts	35
	Total Assets Managed	$7.44 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	24
	Total Assets Managed	$7.74 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	38

Wells Fargo - Wells Fargo Master Trust	73

Total Assets Managed	$1.33 B
Number of Accounts Subject to Performance Fee	0
Assets of Accounts Subject to Performance Fee	$0

Harindra de Silva, Ph.D., CFA	Registered Investment Companies
	Number of Accounts	19
	Total Assets Managed	$5.66B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	21
	Total Assets Managed	$7.18B
	Number of Accounts Subject to Performance Fee	2
	Assets of Accounts Subject to Performance Fee	$170.24M
	Other Accounts
	Number of Accounts	33
	Total Assets Managed	$6.61B
	Number of Accounts Subject to Performance Fee	3
	Assets of Accounts Subject to Performance Fee	$437.34M

Joseph M. Eberhardy, CFA, CPA	Registered Investment Companies
	Number of Accounts	6
	Total Assets Managed	$8.96 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles Managed
	Number of Accounts	9
	Total Assets Managed	$1.54 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	45
	Total Assets Managed	$1.27 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Vince Fioramonti, CFA	Registered Investment Companies
	Number of Accounts	4
	Total Assets Managed	$762.39 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

74	Wells Fargo - Wells Fargo Master Trust

Other Accounts
Number of Accounts	14
Total Assets Managed	$308.95 M
Number of Accounts Subject to Performance Fee	0
Assets of Accounts Subject to Performance Fee	$0

Jeff Goverman	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$59.45 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	13
	Total Assets Managed	$211.34 M
	Number of Accounts Subject to Performance Fee	2
	Assets of Accounts Subject to Performance Fee	$27.50 M

Jay N. Mueller, CFA	Registered Investment Companies
	Number of Accounts	4
	Total Assets Managed	$2.80B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	4
	Total Assets Managed	$149.31 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

David Neal, CFA	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0

Wells Fargo - Wells Fargo Master Trust	75

Number of Accounts Subject to Performance Fee	0
Assets of Accounts Subject to Performance Fee	$0
Other Accounts
Number of Accounts	2
Total Assets Managed	$145.67 M
Number of Accounts Subject to Performance Fee	0
Assets of Accounts Subject to Performance Fee	$0

Garth B. Newport, CFA	Registered Investment Companies
	Number of Accounts	1
	Total Assets Managed	$864 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	3
	Total Assets Managed	$38.63 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Garth R. Nisbet, CFA	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$59.45 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	13
	Total Assets Managed	$211.34 M
	Number of Accounts Subject to Performance Fee	2
	Assets of Accounts Subject to Performance Fee	$27.50 M

Thomas O’Connor, CFA	Registered Investment Companies
	Number of Accounts	8
	Total Assets Managed	$14.29 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles

76	Wells Fargo - Wells Fargo Master Trust

Number of Accounts	5
Total Assets Managed	$3.06 B
Number of Accounts Subject to Performance Fee	1
Assets of Accounts Subject to Performance Fee	$35.83 M
Other Accounts
Number of Accounts	33
Total Assets Managed	$13.24 B
Number of Accounts Subject to Performance Fee	2
Assets of Accounts Subject to Performance Fee	$638.78 M

Thomas C. Ognar, CFA	Registered Investment Companies
	Number of Accounts	6
	Total Assets Managed	$8.96 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	9
	Total Assets Managed	$1.54 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	45
	Total Assets Managed	$1.27 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Craig Pieringer, CFA	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$59.45 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	13
	Total Assets Managed	$211.34 M
	Number of Accounts Subject to Performance Fee	2
	Assets of Accounts Subject to Performance Fee	$27.50 M

Michael Schueller, CFA	Registered Investment Companies
	Number of Accounts	7
	Total Assets Managed	$3.63 B
	Number of Accounts Subject to Performance Fee	0

Wells Fargo - Wells Fargo Master Trust	77

Assets of Accounts Subject to Performance Fee	$0
Other Pooled Investment Vehicles
Number of Accounts	1
Total Assets Managed	$86.40 M
Number of Accounts Subject to Performance Fee	0
Assets of Accounts Subject to Performance Fee	$0
Other Accounts
Number of Accounts	2
Total Assets Managed	$212.92 M
Number of Accounts Subject to Performance Fee	0
Assets of Accounts Subject to Performance Fee	$0

Jard Vasquez	Registered Investment Companies
	Number of Accounts	8
	Total Assets Managed	$14.29 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	5
	Total Assets Managed	$3.06 B
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$35.83 M
	Other Accounts
	Number of Accounts	33
	Total Assets Managed	$13.24 B
	Number of Accounts Subject to Performance Fee	2
	Assets of Accounts Subject to Performance Fee	$638.78 M

Robert M. Wicentowski, CFA	Registered Investment Companies
	Number of Accounts	3
	Total Assets Managed	$1.15 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$373.54 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	30
	Total Assets Managed	$1.06 B
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$65.29 M

78	Wells Fargo - Wells Fargo Master Trust

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Portfolios and any personal accounts the Portfolio Managers may maintain.

Cooke & Bieler. In the case of Cooke & Bieler, the Portfolio Managers manage accounts on a team basis so the Portfolio Managers may be subject to the potential conflicts of interests described above. Accordingly, performance and allocation of securities are closely monitored to ensure equal treatment and Cooke & Bieler has implemented policies and procedures to ensure that clients are treated fairly and that potential conflicts of interest are minimized.

Galliard. In the case of Galliard, the Portfolio Managers may be subject to the potential conflicts of interests described above.

LSV. In the case of LSV, the Portfolio Managers may be subject to the potential conflicts of interest described above.

The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the Forensic Testing Committee, consisting of the Chief Compliance Officer, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocation of partially-filled block trades to confirm consistency with LSV’s policies and procedures.

Furthermore, LSV has adopted a Code of Ethics and Personal Trading Policy under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Portfolios and any personal accounts the Portfolio Managers may maintain.

Peregrine. In the case of Peregrine, the Portfolio Managers hold the same securities in the same proportionate weightings, subject to client and float/liquidity constraints and cash flows. Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.

Wells Fargo - Wells Fargo Master Trust	79

Wells Capital Management. Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation. The Portfolio Managers were compensated by their employing Sub-Adviser using the following compensation structure:

Cooke & Bieler. The Cooke & Bieler Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. Compensation is divided between base salary, performance-based bonuses and profit distributions from equity ownership. The firm seeks to balance individual incentives with portfolio and firm-level incentives. The majority of the team participates in an annual bonus pool with allocations determined by a peer review process. Allocations vary depending upon individual contributions to the firm’s investment success. Among other considerations Cooke & Bieler measures the four-year rolling investment results attributed to each team-members’ stock selections. Partners receive distributions based on their percentage ownership and the profitability of the firm.

Galliard. The Portfolio Managers at Galliard are compensated using a fixed base salary, pension and retirement plan. The partners and principals of Galliard also participate in a profit sharing pool which is funded based on the firm’s financial performance. The allocation of profit sharing to principals is based on their overall job performance and contribution to the firm. These payments are in addition to traditional bonus payments the principals receive based on investment performance of client accounts. Partners are allocated the balance of profits after the principals receive their payments on a fixed percentage basis based on their individual profit shares.

LSV. The Portfolio Managers at LSV receive a salary and discretionary bonus that is not linked to any specific factors such as performance or asset level. As a partner of LSV, each of the Portfolio Managers receives a portion of the overall profits of the firm as part of their ownership interests.

Peregrine. Peregrine’s Portfolio Managers are compensated with a fixed cash salary plus incentives. Peregrine’s compensation structure is heavily skewed toward incentives, which are based primarily on the revenue generated by the investment style and overall firm profitability. Style revenue reflects investment performance, client retention and asset growth, aligning interests of portfolio managers with their clients. Each equity style limits the number of relationships, and Peregrine’s small cap strategies also have asset constraints, enabling the Portfolio Managers to be intimately involved in each relationship and ensuring that size does not overwhelm investment opportunities. Finally, a portion of incentive compensation is tied to one-, three- and five-year investment performance relative to standard industry indices.

Wells Capital Management. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. Wells Capital Management participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions. In addition to surveys, Wells Capital Management also considers prior professional experience, tenure, seniority and a Portfolio Manager’s team size, scope and assets under management when determining his/her fixed base salary. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Wells Capital Management’s investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Average Annual Total

80	Wells Fargo - Wells Fargo Master Trust

Returns” table in the Prospectus. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, Wells Capital Management further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

Beneficial Ownership in the Portfolios. None of the Portfolio Managers beneficially owned any of the Portfolios’ securities as of the fiscal year ended May 31, 2020 .

Placement Agent

Wells Fargo Funds Distributor, LLC (the “Placement Agent”), located at 525 Market Street, San Francisco, California 94105, is the exclusive placement agent for the Interests in the Portfolios. Pursuant to a Placement Agency Agreement, the Placement Agent, as agent, sells Interests in the Portfolios on a continuous basis and transmits purchase and redemption orders that it receives to the Trust.

The Placement Agency Agreement will continue year-to-year as long as such continuance is approved at least annually in accordance with the 1940 Act and the rules thereunder. This agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act). This agreement may, in any event, be terminated at any time, without the payment of any penalty, by the Trust upon 60 days’ written notice to the Placement Agent or by the Placement Agent at any time after the second anniversary of the effective date of this agreement on 60 days’ written notice to the Trust.

Custodian and Fund Accountant

State Street Bank and Trust Company (“State Street”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111, acts as the Custodian and the fund accountant, respectively for each Portfolio.

As Custodian, State Street, among other things, maintains a custody account or accounts in the name of each Portfolio, handles the receipt and delivery of securities, selects and monitors foreign sub custodians as the Portfolios’ global custody manager, determines income and collects interest on each Portfolio’s investments and maintains certain books and records. As fund accountant, State Street is responsible for calculating each Portfolio’s daily net asset value per share and for maintaining its portfolio and general accounting records. For its services, State Street is entitled to receive certain transaction fees, asset-based fees and out-of-pocket costs.

Securities Lending Agent

Goldman Sachs Bank USA, d/b/a Goldman Sachs Agency Lending (the “Securities Lending Agent”) serves as the securities lending agent to the Funds responsible for the implementation and administration of the Funds’ securities lending program including facilitating the lending of the Funds’ available securities to approved borrowers and negotiating the terms and conditions of each loan with a borrower. The Securities Lending Agent ensures that all substitute interest, dividends, and other distributions paid with respect to loaned securities is credited to each Fund’s relevant account on the date such amounts are delivered by the borrower to the Securities Lending Agent.

The Securities Lending Agent ensures that all collateral received in connection with securities loans is invested in the Cash Collateral Fund, as described above in the section entitled “Permitted Investment Activities and Certain Associated Risks – Loans of Portfolio Securities”. The Securities Lending Agent monitors the marked value of the collateral delivered in connection with a securities loan so that such collateral equals to at least 102% of the market value of any domestic securities loaned or 105% of the market value of any foreign securities loaned. The loaned securities are marked to market on a daily basis, and additional collateral is required to be paid to maintain coverage. At the termination of the loan, the Securities Lending Agent returns the collateral to the borrower upon the return of the loaned securities.

Wells Fargo - Wells Fargo Master Trust	81

The Securities Lending Agent maintains records of all loans and makes available to the Funds a monthly statement describing the loans made and the income derived from the loans during the period. The Securities Lending Agent performs compliance monitoring and testing of the securities lending program and provides quarterly report to the Funds’ Board of Trustees.

For the fiscal year ended May 31, 2020, the Funds listed in the table below earned income and paid fees and compensation to the Securities Lending Agent as follows:

Fees and/or compensation for securities lending activities and related services:
	C&B Large Cap Value Portfolio	Core Bond Portfolio	Disciplined International Developed Markets Portfolio	Disciplined Large Cap Portfolio	Diversified Large Cap Growth Portfolio	Emerging Growth Portfolio	Index Portfolio
Gross income from securities lending activities	$20,721	$173,471	$8,666	$73,121	$989,981	$25,013	$108,475
Fees paid to Securities Lending Agent from revenue split	$(332)	$(6,001)	$(831)	$(2,544)	$(61,940)	$(506)	$(7,880)
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(372)	$(3,718)	$(24)	$(1,249)	$(12,639)	$(463)	$(1,588)
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0	$0	$0
Rebate (paid to borrow)	$(17,030)	$(109,731)	$(335)	$(46,429)	$(357,904)	$(19,483)	$(28,082)
Other fees not included in revenue split	$0	$0	$0	$0	$0	$0	$0
Aggregate fees and/or compensation for securities lending activities	$(17,734)	$(119,451)	$(1,190)	$(50,221)	$(432,483)	$(20,452)	$(37,549)
Net income from securities lending activities	$2,987	$54,020	$7,477	$22,900	$557,498	$4,561	$70,926

Fees and/or compensation for securities lending activities and related services:
	International Value Portfolio	Large Company Value Portfolio	Manged Fixed Income Portfolio	Rea Return Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio
Gross income from securities lending activities	$874,143	$52,215	$1,472	$2,148,474	$425,591	$20,721
Fees paid to Securities Lending Agent from revenue split	$(65,420)	$(1,632)	$(44)	$(48,928)	$(33,714)	$(332)
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(7,309)	$(980)	$(29)	$(40,190)	$(3,397)	$(372)
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0	$0
Rebate (paid to borrow)	$(212,617)	$(34,913)	$(1,007)	$(1,618,873)	$(85,017)	$(17,030)
Other fees not included in revenue split	$0	$0	$0	$0	$0	$0
Aggregate fees and/or compensation for securities lending activities	$(285,346)	$(37,524)	$(1,080)	$(1,707,990)	$(122,128)	$(17,734)
Net income from securities lending activities	$588,797	$14,691	$392	$440,484	$303,463	$2,987

82	Wells Fargo - Wells Fargo Master Trust

Independent Registered Public Accounting Firm

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is Two Financial Center, 60 South Street, Boston, MA 02111.

For each Portfolio, the annual reports, including the audited financial statements for the Portfolios and independent registered public accounting firm’s report for the fiscal year ended May 31, 2020, are hereby incorporated herein by reference.

Code of Ethics

The Fund Complex, the Adviser, the Placement Agent and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by “access persons” as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. To facilitate enforcement, the codes of ethics generally require that an access person submit reports to a designated compliance person regarding personal securities transactions. The codes of ethics for the Fund Complex, the Adviser, the Placement Agent and the Sub-Advisers are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures

The Trusts have adopted policies and procedures for the Funds (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Funds support sound corporate governance practices within companies in which they invest. The Board of the Trusts has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. Funds Management utilizes the Wells Fargo Asset Management Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Funds’ portfolio securities are voted in shareholders’ best interests.

Wells Fargo Asset Management Proxy Voting Policies and Procedures

Wells Fargo Asset Management (“WFAM”) Stewardship
As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures
In conjunction with the WFAM Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) sets out how WFAM complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.

With respect to client accounts of Funds Management, this includes, among others, Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund, Wells Fargo Utilities and High Income Fund (the “Trusts”). It also includes Wells Fargo (Lux) Worldwide Fund and Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, WFAM also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Fund, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets

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managed on behalf of WFAM’s other clients. Not all clients delegate proxy-voting authority to WFAM. WFAM will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which WFAM exercises no investment discretion are not voted by WFAM).

Luxembourg Products
WFAML has delegated the portfolio management of the Luxembourg Funds it manages to WFAM and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of WFAML. Responsibility for exercising voting rights has also been delegated to WFAM with respect to the Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy

WFAM has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of WFAM or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. WFAM exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, WFAM supports sound corporate governance practices at companies in which client assets are invested. WFAM has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

Proxy Administrator
The proxy voting process is administered by WellsCap’s Operations Department (“Proxy Administrator”), who reports to WFAM’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the WFAM Proxy Governance Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor
WFAM has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with WFAM’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, WFAM retains the responsibility for proxy voting decisions.

Proxy Committee and Sub-Committees

WFAM Proxy Governance Committee
The WFAM Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The WFAM Proxy Governance Committee shall coordinate with WFAM Compliance to monitor ISS, the proxy voting agent currently retained by WFAM, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. WFAM’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to WFAM and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions,

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technology-related demonstrations and assessments, and some sample testing, if appropriate. The WFAM Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The WFAM Proxy Governance Committee may delegate certain powers and responsibilities to a proxy voting sub-committee. The WFAM Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from the Proxy Voting Sub-Committee. Members of the WFAM Proxy Governance Committee also oversee the implementation of WFAM Proxy Governance Committee recommendations for the respective functional areas in WFAM that they represent.

Proxy Voting Sub-Committee
Among other delegated matters, the Proxy Voting Sub-Committee, in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the Proxy Voting Sub-Committee escalates issues to the WFAM Proxy Governance Committee that are determined to be material by the Proxy Voting Sub-Committee or otherwise in accordance with these Policies and Procedures. The Proxy Voting Sub-Committee coordinates with Wells Fargo Asset Management Investment Analytics and Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions
The WFAM Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of WFAM Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any sub-committee of the WFAM Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the sub-committee members available at that time. The WFAM Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.

Membership
Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the WFAM Proxy Governance Committee are identified in the WFAM Proxy Charter. Changes to the membership of the WFAM Proxy Governance Committee will be made only with approval of the WFAM Proxy Governance Committee. Upon departure from Wells Fargo Asset Management, a member’s position on the WFAM Proxy Governance Committee will automatically terminate.

Voting Procedures

Unless otherwise required by applicable law, proxies will be voted in accordance with the following steps and in the following order of consideration:

1. First, any voting items related to WFAM “Top-of-House” voting principles (as described below under the heading “WFAM Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the WFAM’s Top-of-House voting principles.

2. Second, any voting items for meetings deemed of “high importance” (e.g., proxy contests, mergers and acquisitions, capitalization proposals and anti-takeover proposals) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the WFAM Proxy Governance -Committee) for case-by-case review and vote determination.

3. Third, with respect to any voting items where ISS Sustainability Voting Guidelines provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

a. The WFAM Investment Analytics team evaluates the matter for materiality and any other relevant considerations.
b. If the Investment Analytics team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the WFAM Proxy Governance Committee) for case-by-case review and vote determination.
c. If the Investment Analytics team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

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4. Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.

Commitment to the Principles of Responsible Investment
As a signatory to the Principles for Responsible Investment, WFAM has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, WFAM considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion
In all cases, the WFAM Proxy Governance Committee (and any sub-committee thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the WFAM Proxy Governance Committee or a sub-committee thereof, the WFAM Proxy Governance Committee or its sub-committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input
The WFAM Proxy Governance Committee (and any sub-committee thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the WFAM Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or WFAM Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the Proxy Voting Sub-Committee who will determine, or escalate to the WFAM Proxy Governance Committee, the final voting decision.

Consistent Voting
Proxies will be voted consistently on the same matter when securities of an issuer are held by multiple client accounts unless there are special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines).

Governance and Oversight

WFAM Top-of-House Proxy Voting Principles/Guidelines.
The following reflects WFAM’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. WFAM has put in place a custom voting policy with ISS to implement these voting principles.

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

■	We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

■	We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

■	Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

■	We generally support adopting a declassified board structure for public operating and holding companies. We

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reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

■	We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

■	We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

■	We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests

■	We believe that directors of public operating and holding companies should be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

■	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

■	We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

■	We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.

Practical Limitations to Proxy Voting
While WFAM uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for WFAM to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan
As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the WFAM Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking
Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WFAM believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WFAM will not participate and refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest
We always seek to place the interests of our clients first and to identify and manage any conflicts of interest,

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including those that arise from proxy voting or engagement. WFAM acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.

Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. WFAM may have a conflict of interest regarding a proxy to be voted upon if, for example, WFAM or its affiliates (such as a sub-adviser or principal underwriter) have other relationships with the issuer of the proxy. This type of conflict is generally mitigated by the information barriers between WFAM and its affiliates and our commitment as a fiduciary to independent judgement. However, when the WFAM Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the WFAM Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:

1. Instructing ISS to vote in accordance with its recommendation;

2. Disclosing the conflict to the relevant Board and obtaining its consent before voting;

3. Submitting the matter to the relevant Board to exercise its authority to vote on such matter;

4. Engaging an independent fiduciary who will direct the vote on such matter,

5. Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,

6. Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or

7. Voting in other ways that are consistent with WFAM’s obligation to vote in the best interests of its clients.

Vendor Oversight
The WFAM Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc.

Other Provisions

Policy Review and Ad Hoc Meetings
The WFAM Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administrator, any member of the WFAM Proxy Governance Committee, or WFAM’s Chief Compliance Officer. The WFAM Proxy Governance Committee includes representation from Portfolio Management, Operations, Investment Analytics and, in a non-voting consultative capacity, Compliance.

Records Retention
The WFAM Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:

■	A copy of these proxy voting policies and procedures;

■	Proxy statements received for client securities (which will be satisfied by relying on ISS);

■	Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of WFAM);

■	Records of each written client request for proxy voting records and WFAM’s written response to any client request (written or oral) for such records; and

■	Any documents prepared by WFAM or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WFAM in an easily accessible place for a period of six years.

Compliance with Regional Regulations and Client Delegation Arrangements

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U.S. Regulation
These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for WFAM’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation
These Policies and Procedures have been established, implemented and maintained, as they apply to WFAML and WFAMI Ltd, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (“SRD II”). Specific to WFAML, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.

Disclosure of policies and procedures
A summary of the proxy voting policy and procedures are disclosed on WFAM’s website.
In addition, WFAM will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of WFAM’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results
WFAM will provide to clients proxy statements and any records as to how WFAM voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call WFAM at 1-800-259-3305 or e-mail wellscapclientadmin@wellsfargo.com to request a record of proxies voted on their behalf.

WFAM will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, WFAM has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

Policies and Procedures for Disclosure of Fund Portfolio Holdings

I. Scope of Policies and Procedures. The following policies and procedures (the “Procedures”) govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust (“Funds Trust”), Wells Fargo Master Trust (“Master Trust”), Wells Fargo Variable Trust (“Variable Trust”) (each of Funds Trust, Master Trust and Variable Trust are referred to collectively herein as the “Funds” or individually as the “Fund”) now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure that the disclosure of a Fund’s portfolio holdings is accomplished in a manner that is consistent with a Fund’s fiduciary duty to its shareholders. For purposes of these Procedures, the term “portfolio holdings” means the stock, bond and derivative positions held by a Fund and includes the cash investments held by the Fund.

Under no circumstances shall Wells Fargo Funds Management, LLC (“Funds Management”), Wells Fargo Asset Management (“WFAM”) or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio holdings or for any ongoing arrangements to make available information about a Fund’s portfolio holdings.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust (“Master Portfolios”) and Funds of Variable Trust) will be available on the Funds’ website until updated for the next applicable period. Funds Management may withhold any portion of a Fund’s portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

A. Complete Holdings. The complete portfolio holdings for each Fund (except for Money Market Funds and Alternative Funds and Master Portfolios) shall be made publicly available monthly on the Funds’ website (www.wfam.com), on a one-month delayed basis. Money Market Fund portfolio holdings shall be made publicly available on the Funds’ website, on a 1-day delayed basis. In addition to the foregoing, each Money Market Fund shall post on its website such portfolio holdings and other information required by Rule 2a-7 under the

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Investment Company Act of 1940, as amended. The categories of information included on the website may differ slightly from what is included in the Funds’ financial statements.

B. Top Ten Holdings. Top ten holdings information (excluding derivative positions) for each Fund (except for Money Market Funds, Alternative Funds and Master Portfolios) shall be made publicly available on the Funds’ website on a monthly, seven-day or more delayed basis.

C. Fund of Funds Structures.
1. The underlying funds held by a Fund that operates as a fund of funds and invests exclusively in multiple affiliated underlying funds or multiple unaffiliated underlying funds or in a combination of affiliated and unaffiliated underlying funds (“fund of funds”) shall be posted to the Funds’ website on a monthly, one-month delayed basis.
2. The individual holdings of the underlying master funds held by Funds that operate as a feeder fund in a master-feeder structure shall be posted to the Funds’ website on a monthly, one-month delayed basis.
3. A change to the underlying funds held by a fund of funds or changes in fund of funds’ target allocations between or among its fixed-income and/or equity investments may be posted to the Funds’ website simultaneous with the occurrence of the change.

D. Alternative Funds.
The following holdings disclosure policy applies to Alternative Funds:
1. Complete Holdings as of Fiscal Quarter Ends. As of each fiscal quarter end, each Alternative Fund’s complete portfolio holdings shall be made publicly available quarterly on the Funds’ website, on a one-month delayed basis.
2. Holdings as of Other Month Ends. As of each month end other than a month end that coincides with a fiscal quarter end, each Alternative Fund shall make publicly available monthly on the Funds’ website, on a one-month delayed basis, the following: (i) all portfolio holdings held long other than any put options on equity securities; (ii) portfolio holdings held short other than short positions in equity securities of single issuers; and (iii) the aggregate dollar value of each of the following: (a) equity securities of single issuers held short, and (b) any put options on equity securities held long.
3. Top Ten Holdings. Each Alternative Fund shall make publicly available on the Funds’ website on a monthly, seven-day or more delayed basis information about its top ten holdings information, provided that the following holdings shall be excluded: (i) derivative positions; and (ii) equity securities of single issuers held short.

E. Master Portfolios.
1. The complete portfolio holdings of Master Portfolios shall be posted to the Funds’ website on a semi-annual, one-month delayed basis.

Furthermore, each Fund shall file such forms and portfolio holdings information in filings made with the SEC in the manner specified on such forms and with such frequency as required by such forms and applicable SEC rules and regulations.

IV. List of Approved Recipients. The following list describes the limited circumstances in which a Fund’s portfolio holdings may be disclosed to select third parties in advance of the monthly release on the Funds’ website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty or contractual obligation not to disclose or trade on the nonpublic information.

A. Wells Fargo Affiliates. Team members of Wells Fargo & Co. (“Wells Fargo”) and its affiliates who perform risk management functions and provide other services to the Fund(s), as well as the third-party service providers utilized by them to perform such functions and provide such services, shall have full daily access to the portfolio holdings of the Fund(s).

B. Sub-Advisers. Sub-advisers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release to and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

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A new Fund sub-adviser may periodically receive full portfolio holdings information for such Fund from the date of Board approval through the date upon which they take over day-to-day investment management activities. Such disclosure will be subject to confidential treatment.

C. Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management Incorporated (“Wells Capital Management”) shall have full daily access to daily transaction information across the Wells Fargo Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

D. Funds Management/Wells Fargo Funds Distributor, LLC (“Funds Distributor”).
1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to the fund accountant’s system.
2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used, among other things, to evaluate portfolio characteristics against available benchmarks.
3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund’s target allocations that result in a shift between or among asset classes.

E. External Servicing Agents. Portfolio holdings may be disclosed to servicing agents in connection with the day-to-day operations and management of the funds. These recipients include, but are not limited to: a fund’s auditors; a fund’s custodians; a fund’s accountants; proxy voting service providers; class action processing service providers; pricing service vendors; prime brokers; securities lending agents; counsel to a fund or its independent Trustees; regulatory authorities; third parties that assist in the review, processing and/or analysis of Fund portfolio transactions, portfolio accounting and reconciliation, portfolio performance, trade order management, portfolio data analytics, electronic order matching and other analytical or operational systems and services in connection with supporting a fund’s operations; a fund’s insurers; financial printers; and providers of electronic systems providing access to materials for meetings of a fund’s board of Trustees.

F. Rating Agencies. Nationally Recognized Statistical Ratings Organizations may receive full Fund holdings for rating purposes.

G. Reorganizations. Entities hired as trading advisors that assist with the analysis and trading associated with transitioning portfolios may receive full portfolio holdings of both the target fund and the acquiring fund. In addition, the portfolio managers of the target fund and acquiring fund may receive full portfolio holdings of the acquiring fund and target fund, respectively, in order to assist with aligning the portfolios prior to the closing date of the reorganization.

H. Investment Company Institute. The Investment Company Institute may receive information about full money market Fund holdings concurrently at the time each money market Fund files with the SEC a report containing such information.

I. In-Kind Redemptions. In connection with satisfying in-kind redemption requests made to Funds, the redeeming shareholders and their advisers and service providers may receive full Fund holdings as reasonably necessary to operationally process such redemptions.

V. Additions to List of Approved Recipients. Any additions to the list of approved recipients requires approval by the President, Chief Legal Officer and Chief Compliance Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

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VI. Commentaries. Funds Management and WFAM may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in periodic fund commentaries (e.g., quarterly, monthly, etc.) and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the relevant period (e.g., calendar quarter, month, etc.). This information will be posted contemporaneously with their distribution on the Funds’ website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management and WFAM, the information could be used in a manner that would be harmful to the Funds.

VII. Other Investment Products. Funds Management, WFAM and/or their affiliates manage other investment products, including investment companies, offshore funds, and separate accounts. Many of these other investment products have strategies that are the same or substantially similar to those of the Funds and thus may have the same or substantially similar portfolio holdings. The provision of the portfolio holdings of these other investment products is excluded from these procedures. Similarly, the provision of a model or reference portfolio to clients, investors and, in some cases, third-party sponsors, in connection with the management or other investment products is excluded from these procedures, even if the model or reference portfolio is the same as or substantially similar to that of a Fund, provided (1) the model or reference portfolio is not characterized or otherwise identified to the recipient, explicitly or implicitly, as being the portfolio of a Fund and (2) the degree of overlap with the Fund’s portfolio or with any portion thereof is not communicated, identified or confirmed to the recipient.

VIII. Board Approval. The Board shall review these Procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and will consider for approval any changes that they deem appropriate.

IX. Education Component. In order to promote strict compliance with these Procedures, Funds Management has informed its employees, and other parties possessing Fund portfolio holdings information (such as sub-advisers, the fund accounting agent and the custodian), of the limited circumstances in which the Funds’ portfolio holdings may be disclosed in advance of the monthly disclosure on the Funds’ website and the ramifications, including possible dismissal, if disclosure is made in contravention of these Procedures.

BROKERAGE

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Portfolios’ portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Portfolios and

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Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Portfolios from directing portfolio brokerage to brokers who sell Portfolio Interests as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. The Portfolios also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Portfolios’ portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Portfolio may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

In placing orders for portfolio securities of a Portfolio, a Portfolio’s Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Portfolios whenever such changes are believed to be in the best interests of the Portfolios and their Shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Portfolio’s investment securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expense to the Portfolios, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also increase the Portfolio’s obligation to make distributions.

From time to time, Funds Management may waive fees from a Portfolio in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Portfolio’s performance.

The table below shows the following May Portfolios’ portfolio turnover rate for the last two fiscal periods.

Portfolio	May 31, 2020	May 31, 2019
C&B Large Cap Value Portfolio	33%	47%
Core Bond Portfolio	603%	577%
Disciplined International Developed Markets Portfolio	53%	100%
Diversified Large Cap Portfolio	81%	92%
Diversified Large Cap Growth Portfolio	43%	100%[1]
Emerging Growth Portfolio	55%	71%
Index Portfolio	3%	4%
International Value Portfolio	20%	13%
Large Company Value Portfolio	244%	246%

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Portfolio	May 31, 2020	May 31, 2019
Managed Fixed Income Portfolio	40%	232%[2]
Real Return Portfolio	24%	39%
Small Company Growth Portfolio	41%	54%
Small Company Value Portfolio	78%	168%
1.	The increased portfolio turnover for the period ending May 31, 2019 was due to fluctuations in the Portfolio’s net assets during the period.
2.	The increased portfolio turnover for the period ending May 31, 2019 was due to an increase in the Portfolio’s net assets during the period.

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Brokerage Commissions. For the fiscal years indicated below, the May Portfolios listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions.

Portfolio	Commissions Paid
May 31, 2020
C&B Large Cap Value Portfolio	$84,036
Core Bond Portfolio	$0
Disciplined International Developed Markets Portfolio	$192,074
Disciplined Large Cap Portfolio	$230,570.30
Diversified Large Cap Growth Portfolio	$86,446
Emerging Growth Portfolio	$651,804
Index Portfolio	$9,268
International Value Portfolio	$275,546
Large Company Value Portfolio	137,484
Managed Fixed Income Portfolio	$0
Real Return Portfolio	$12,057
Small Company Growth Portfolio	$1,753,325
Small Company Value Portfolio	$741,170
May 31, 2019
C&B Large Cap Value Portfolio	$99,910
Core Bond Portfolio	$0
Disciplined International Developed Markets Portfolio	$307,888
Disciplined Large Cap Portfolio	$374,605
Diversified Large Cap Growth Portfolio	$129,367
Emerging Growth Portfolio	$754,998
Index Portfolio	$29,765
International Value Portfolio	$11,669
Large Company Value Portfolio	$118,188
Managed Fixed Income Portfolio	$0
Real Return Portfolio	$31,069
Small Company Growth Portfolio	$1,948,288
Small Company Value Portfolio	$587,858
May 31, 2018
C&B Large Cap Value Portfolio	$111,678
Core Bond Portfolio	$0
Disciplined International Developed Markets Portfolio	$4,241
Diversified Large Cap Growth Portfolio	$35,579
Emerging Growth Portfolio	$618,045
Index Portfolio	$30,521
International Value Portfolio	$161,684
Large Company Value Portfolio	$41,667
Managed Fixed Income Portfolio	$0
Real Return Portfolio	$25,812
Small Company Growth Portfolio	$138,343
Small Company Value Portfolio	$670,674

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Commissions Paid to Brokers that Provide Research Services. For the fiscal year ended May 31, 2020, the Portfolios paid the following commissions to brokers the provided research services based on the stated total amount of transactions.

Fiscal Year or Period Ended/Portfolio	Commissions Paid	Transactions Value
May 31, 2019
C&B Large Cap Value Portfolio	$71,858.68	$91,823,250.65
Core Bond Portfolio	$0	$0
Disciplined International Developed Markets Portfolio	$23,122.32	$22,528,838.36
Disciplined Large Cap Portfolio	$0	$0
Diversified Large Cap Growth Portfolio	$0	$0
Emerging Growth Portfolio	$59,235	$141,362,488
Index Portfolio	$0	$0
International Value Portfolio	$0	$0
Large Company Value Portfolio	$0	$0
Managed Fixed Income Portfolio	$0	$0
Real Return Portfolio	$7,984.32	$20,205,071.26
Small Company Growth Portfolio	$1,948,287.65	$2,084,861,577.55
Small Company Value Portfolio	$0	$0

Securities of Regular Broker-Dealers. The Portfolios are required to identify any securities of their “regular brokers or dealers” (as defined under Rule 10b-1 of the 1940 Act) or of their parents that the Portfolios may hold at the close of their most recent fiscal year. As of May 31, 2020, the following Portfolios held securities issued by the Trust’s regular broker-dealers (as defined under Rule 10b-1 of the 1940 Act), or their parents companies, in the indicated amounts:

Portfolio	Broker/Dealer	Amount
Managed Fixed income Portfolio	JPMorgan Chase & Co.	$9,784,899
	Goldman Saches Group	$8,56,751
	Bank of America Securities	$2,370,177
	Citigroup Incorporated	$2,614,655
	Morgan Stanley	$5,457,256
	BNP Paribas	$1,435,738
	Credit Suisse	$2,098,244
Large Company Value Portfolio	Morgan Stanley	$792,212
	Bank of America Securities	$3896,996
International Value Portfolio	Credit Suisse AG	$4,155,936
	UBS Securities	$4,539,203
	Societe Generale	$937,866
	Mizuho Securities	$4,275,135
Index Portfolio	Bank of America Securities	$7,859,188
Diversified Large Cap Growth Portfolio	JPMorgan Chase & Co.	$1,176,186
Disciplined International Developed Markets Portfolio	HSBC Securities	$3,631,578
	UBS Securities	$3,671,373
Disciplined Large Cap Portfolio	JPMorgan Chase & Co.	$3,116,212
	Bank of America Securities	$1,151,609
C&B Large Cap Value Portfolio	JPMorgan Chase & Co.	$7,298,250
Core Bond Portfolio	Citigroup Incorporated	$53,171,987

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Portfolio	Broker/Dealer	Amount
	Goldman Sachs	$42,746,512
	Morgan Stanley	$14,397,599
	JPMorgan Chase & Co.	$30,026,741
	Deutsche Bank Incorporated	$1,319,453
	Barclays Capital Incorporated	$7,225,841
	Bank of America Securities	$62,665,757

VALUATION OF PORTFOLIO ASSETS

The securities held by a Portfolio are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day that the NYSE is open, although a Portfolio may deviate from this calculation time under unusual or unexpected circumstances (the “Valuation Time”). Portfolio interest purchase and redemption requests are processed based on the value of a Portfolio’s net assets next determined after the request is received in good order. Generally, a Portfolio is not valued, and purchase and redemption requests are not processed, on days that the NYSE is closed for trading; however, under unusual or unexpected circumstances, a Portfolio may elect to remain open even on days that the NYSE is closed or closes early. To the extent that a Portfolio’s assets are traded in various markets on days when the Portfolio is closed, the value of the Portfolio’s assets may be affected on days when you are unable to buy or sell Portfolio shares. Conversely, trading in some of a Portfolio’s assets may not occur on days when the Portfolio is open.

With respect to any portion of a Portfolio’s assets that may be invested in other mutual funds, the value of the Portfolio’s shares is based on the NAV of the shares of the other mutual funds in which the Portfolio invests. The valuation methods used by mutual funds in pricing their shares, including the circumstances under which they will use fair value pricing and the effects of using fair value pricing, are included in the prospectuses of such funds. To the extent a Portfolio invests a portion of its assets in non-registered investment vehicles, the Portfolio’s interests in the non-registered vehicles are fair valued at net asset value.

With respect to a Portfolio’s assets invested directly in securities, the Portfolio’s investments are generally valued at current market prices. Equity securities, options and futures are generally valued at the official closing price or, if none, the last reported sales price on the primary exchange or market on which they are listed (closing price). Equity securities that are not traded primarily on an exchange are generally valued at the quoted bid price obtained from a broker-dealer.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the quoted bid price of a security, including a security that trades primarily on a foreign exchange, does not accurately reflect its current market value as of the Valuation Time. The closing price or the quoted bid price of a security may not reflect its current market value if, among other things, a significant event occurs after the closing price or quoted bid price are made available, but before the Valuation Time, that materially affects the value of the security. We use various criteria, including a systemic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations or evaluated prices from a pricing service or broker-dealer are not readily available.

The fair value of a Portfolio’s securities and other assets is determined in good faith pursuant to policies and procedures adopted by the Portfolio’s Board of Trustees. In light of the judgment involved in making fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Portfolio could obtain for such security if it were to sell the security at the time as of which fair value pricing is determined. Such fair value pricing may result in security values that are higher or

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lower than values based on the closing price or quoted bid price and may result in the value of Portfolio interests being higher or lower than if the security were valued based on the closing or quoted bid price.

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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Beneficial Interests in the Portfolios are issued by the Trust in private placement transactions which do not involve a “public offering” within the meaning of Section 4(2) of the 1933 Act. Investments in the Portfolios may only be made by investment companies or other entities which are “accredited investors” within the meaning of Regulation D under the 1933 Act.

In addition to cash purchases of Interests, if accepted by the Trust, investments in Beneficial Interests of a Portfolio may be made in exchange for securities which are eligible for purchase by the Portfolio and consistent with the Portfolio’s investment objective and policies as described in Part A. In connection with an in-kind securities payment, a Portfolio may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Portfolio; (ii) are accompanied by satisfactory assurance that the Portfolio will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Portfolio; (iv) be in proper form for transfer to the Portfolio; and (v) are accompanied by adequate information concerning the tax basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Portfolio engaged in the in-kind purchase transaction and must be delivered to such Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

In 1994, the Commission granted an exemptive order which permitted CT, certain Norwest Advantage funds and other open-end management investment companies or their separate series for which Norwest Bank Minnesota, N.A. (“Norwest”) (or any person controlled by, controlling or under common control with Norwest) acts as investment adviser to invest in the core portfolios of CT. The original exemptive order, which imposed several substantive conditions upon CT and Norwest Advantage funds, was amended effective August 6, 1996, to permit any Norwest Advantage fund to invest all or a portion of its assets in a CT portfolio, irrespective of investment style, and which removed certain restrictions imposed on CT thereby permitting CT to accept investments from persons other than Norwest Advantage funds. The exemptive order remains in effect for the successor entities to these parties.

The Trust is required to redeem all full and fractional units of Interests in the Trust. The redemption price is determined using the value of the Portfolio’s net assets next determined after receipt by the Portfolio of a request for redemption in proper form.

The Trustees may specify conditions, prices, and places of redemption, and may specify binding requirements for the proper form or forms of requests for redemption. Payment of the redemption price may be wholly or partly in securities or other assets at the value of such securities or assets used in such determination of NAV, or may be in cash. Upon redemption, Interests shall not be canceled and may be reissued from time to time. The Trustees may require Shareholders to redeem Interest for any reason under terms set by the Trustees, including the failure of a Shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of Interest issued to him. To the extent permitted by law, the Trustees may retain the proceeds of any redemption of Interests required by them for payment of amount due and owing by an Shareholder to the Trust or any Series or Class. Notwithstanding the foregoing, the Trustees may postpone payment of the redemption price and may suspend the right of the Shareholders to require any Series or Class to redeem Interests during any period of time when and to the extent permissible under the 1940 Act.

If the Trustees postpone payment of the redemption price and suspend the right of Shareholders to redeem their Interests, such suspension shall take effect at the time the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension. Thereafter Shareholders shall have no right of redemption or payment until the Trustees declare the end of the suspension. If the right of redemption is suspended, an Shareholder may either withdraw his or her request for redemption or receive payment based on the the value of the Portfolio’s net assets next determined after the suspension terminates.

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If the Trustees shall determine that direct or indirect ownership of Interests of any Portfolio has become concentrated in any person to an extent that would disqualify any Portfolio as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), then the Trustees shall have the power (but not the obligation) by lot or other means they deem equitable to (a) call for redemption by any such person of a number, or a principal amount, of Interests sufficient to maintain or bring the direct or indirect ownership of Interests into conformity with the requirements for such qualification, and (b) refuse to transfer or issue shares to any person whose acquisition of Interests in question would, in the Trustee’s judgment, result in such disqualification. Any such redemption shall be effected at the redemption price and in the manner described above. Shareholders shall upon demand disclose to the Trustees in writing such information concerning direct and indirect ownership of Interests as the Trustees deem necessary to comply with the requirements of any taxing authority.

U.S. FEDERAL INCOME TAXES

The Trust is organized as a statutory trust under Delaware law. Under the Trust’s current classification for federal income tax purposes, it is intended that each Portfolio will be treated as a non-publicly traded partnership for such purposes and, therefore such Portfolio will not be subject to any federal income tax. However, each investor in a Portfolio will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of such Portfolio’s income and gains in determining its federal income tax liability. The determination of such share will be made in accordance with the Code, and regulations promulgated thereunder. All Portfolios will have less than 100 investors.

C&B Large Cap Value Portfolio, Core Bond Portfolio, Disciplined International Developed Markets Portfolio, Disciplined Large Cap Portfolio, Diversified Large Cap Growth Portfolio, Emerging Growth Portfolio, Index Portfolio, International Value Portfolio, Large Company Value Portfolio, Managed Fixed Income Portfolio, Real Return Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio have a taxable year-end of the last day of May. Diversified Fixed Income, Diversified Stock, and the Short-Term Investment Portfolios, Bloomberg US Aggregate ex-Corporate Portfolio, Emerging Markets Bond Portfolio, Factor Enhanced Emerging Markets Equity Portfolio, Factor Enhanced International Equity Portfolio, Factor Enhanced U.S. Large Cap Equity Portfolio, Factor Enhanced U.S. Small Cap Equity Portfolio, Factor Enhanced U.S. Low Volatility Equity Portfolio, High Yield Corporate Bond Portfolio, Strategic Retirement Bond Portfolio, Investment Grade Corporate Bond Portfolio, and U.S. REIT Portfolio, have a taxable year end on the last day of February.

Although the Trust will not be subject to federal income tax, it will file appropriate federal income tax returns.

It is intended that each Portfolio’s assets, income and distributions will be managed in such a way that an entity electing and qualifying as a “regulated investment company” under the Code can continue to so qualify by investing substantially all of its assets through a Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Portfolio (e.g., distributing at least 90% of the regulated investment company’s “investment company taxable income” annually).

CONTROL PERSONS AND PRINCIPAL FUND HOLDERS

Under the Amended and Restated Declaration of Trust, the Trustees are authorized to issue Interests in one or more separate and distinct series. Investments in each Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Each investor in a Portfolio is entitled to a vote in proportion to the amount of its investment therein. Investors in the Portfolios will all vote together in certain circumstances (e.g., election of the Trustees and ratification of auditors, as required by the 1940 Act and the rules there under). One or more Portfolios could control the outcome of these votes. Investors do not have cumulative voting rights, and investors holding more than 50% of the aggregate Interests in the Trust or in a Portfolio, as the case may be, may control the outcome of votes. The Trust is not required and has no current intention to hold annual meetings of investors, but the Trust will hold special meetings of investors when (1) a majority of the Trustees determines to do so or (2) investors holding at least 10% of the Interests in the Trust (or a Portfolio) request in writing a meeting of investors in the Trust (or Portfolio). Except

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for certain matters specifically described in the Amended and Restated Declaration of Trust, the Trustees may amend the Trust’s Amended and Restated Declaration of Trust without the vote of Shareholders.

The Trust, with respect to a Portfolio, may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the Trust’s Board. A Portfolio may be terminated (1) upon liquidation and distribution of its assets, if approved by the vote of a majority of the Portfolio’s outstanding voting securities (as defined under the 1940 Act) or (2) by the Trustees on written notice to the Portfolio’s investors. Upon liquidation or dissolution of any Portfolio, the investors therein would be entitled to share pro rata in its net assets available for distribution to investors.

The Trust is organized as a statutory trust under the laws of the State of Delaware. The Trust’s Shareholders are not personally liable for the obligations of the Trust under Delaware law. The Delaware Statutory Trust Act provides that an Shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting statutory trust Shareholder liability exists in many other states, including Texas. As a result, to the extent that the Trust or an Shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Trust to liability. To guard against this risk, the Trust Instrument of the Trust disclaims liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Trust or its Trustees, and provides for indemnification out of Trust property of any Shareholder held personally liable for the obligations of the Trust. Thus, the risk of an Shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which (1) a court refuses to apply Delaware law, (2) no contractual limitation of liability is in effect, and (3) the Trust itself is unable to meet its obligations.

Set forth below, as of August 31, 2020, is the name and Interest ownership of each Interestholder known by the Trust to have beneficial or record ownership of 5% or more of each Portfolio. The address for each of the Interestholders listed below, unless otherwise indicated, is 525 Market Street, San Francisco, CA 94105. Each Interestholder is both the beneficial and record owner of the Interests in each respective Portfolio.

Portfolio	Interest Owner	Percentage of Portfolio
C&B Large Cap Value	C&B Large Cap Value Fund	75.58%
	Asset Allocation Fund	17.01%
Core Bond	Core Bond Fund	94.48%
Disciplined International Developed Markets	Asset Allocation Fund	81.97%
	Growth Balanced Fund	9.85%
	Diversified Equity Fund	5.97%
Disciplined Large Cap	WealthBuilder Equity Fund	33.47%
	WealthBuilder Growth Balanced Fund	27.72%
	WealthBuilder Growth Allocation Fund	19.22%
	WealthBuilder Moderate Balanced Fund	13.06%
Diversified Large Cap Growth	Asset Allocation Fund	71.36%
	Diversified Equity Fund	16.15%
	Growth Balanced Fund	8.39%
Emerging Growth	Emerging Growth Fund	92.00%

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Portfolio	Interest Owner	Percentage of Portfolio
Index	Index Fund	96.64%
International Value	International Value Fund	51.97%
	Asset Allocation Fund	39.85%
Large Company Value	Asset Allocation Fund	76.30%
	Diversified Equity Fund	10.68%
	Growth Balanced Fund	9.08%
Managed Fixed Income	Asset Allocation Fund	81.56%
	Growth Balanced Fund	10.10%
	Moderate Balanced Fund	8.33%
Real Return	Real Return Fund	35.19%
	Asset Allocation Fund	35.10%
	WealthBuilder Moderate Balanced Fund	7.39%
	Wealthbuilder Growth Balanced Fund	6.66%
	WealthBuilder Conservative Allocation Fund	6.26%
Small Company Growth	Small Company Growth Fund	97.98%
Small Company Value	Small Company Value Fund	80.13%
	Asset Allocation Fund	11.28%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a Portfolio, or is identified as the record owner of more than 25% of a Portfolio and has voting and/or investment powers, it may be presumed to control such Portfolio. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Portfolio shareholders.

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The principal investment risks of the Funds, such as “Market Risk,” are described in the Funds’ prospectuses. Information about other Fund risks, such as “Operational and Cybersecurity Risks,” is contained in the Funds’ Statements of Additional Information (“SAIs”). Effective immediately, the following disclosure is added to the Funds’ SAIs under the heading “Other Risks” within the section entitled “Fund Investment Policies and Risks”:

COVID-19/Coronavirus. A recent outbreak of respiratory disease caused by a novel coronavirus was detected in Wuhan City, Hubei Province, China and has since spread globally. The disease, coronavirus disease 2019 (abbreviated as “COVID-19”), and concern about its spread has resulted in disruptions to global markets, including through border closings, restrictions on travel and large gatherings, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, and reduced customer and client activity in multiple markets and sectors. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impacts of COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, particular regions, or the entire global economy, individual companies and investment products, and the market in general. The full extent of such impacts cannot necessarily be foreseen at the present time. The impacts may be short term or may last for an extended period of time, and may exacerbate other pre-existing political, social and economic risks in certain countries. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of a Fund and the securities in which a Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

WELLS FARGO MASTER TRUST
FILE NO. 811-09689

PART C
OTHER INFORMATION

Item 28. Exhibits

Number		Exhibit Description
(a)		Amended and Restated Declaration of Trust dated February 18, 2016 is incorporated by reference to Exhibit (a) of Amendment No. 94, filed June 27, 2016.
(b)		Not applicable
(c)		Not applicable
(d)(1)		Amended and Restated Investment Advisory Agreement with Wells Fargo Funds Management, LLC dated October 1, 2005 is filed herewith.
(d)(2)(i)(a)

Amended and Restated Investment Sub-Advisory Agreement with Wells Capital Management Incorporated dated November 7, 2012 is incorporated by reference to Exhibit (d)(2)(i) of Amendment No. 104, filed March 1, 2018.

(d)(2)(i)(b)

Appendix A dated May 28, 2020 to the Amended and Restated Investment Sub-Advisory Agreement with Wells Capital Management Incorporated dated November 7, 2012 is incorporated by reference to Exhibit (d)(2)(i)(b) of Amendment No. 110, filed June 26, 2020.

(d)(2)(i)(c)

Schedule A dated May 28, 2020 to the Amended and Restated Investment Sub-Advisory Agreement with Wells Capital Management Incorporated dated November 7, 2012 is is incorporated by reference to Exhibit (d)(2)(i)(c) of Amendment No. 110, filed June 26, 2020.

(d)(2)(ii)(a)

Amended and Restated Investment Sub-Advisory Agreement with Galliard Capital Management, Inc. dated November 7, 2012 is incorporated by reference to Exhibit (d)(2)(ii) of Amendment No. 86, filed June 28, 2013.

(d)(2)(ii)(b)

Schedule A dated September 13, 2018 to the Amended and Restated Investment Sub-Advisory Agreement with Galliard Capital Management, Inc. dated November 7, 2012 is incorporated by reference to Exhibit (d)(2)(ii) of Amendment No. 106, filed September 28, 2018.

Number		Exhibit Description
(d)(2)(iii)(a)		Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc. dated September 1, 2016 is incorporated by reference to Exhibit (d)(2)(iii) of Amendment No. 96, filed January 31, 2017.
(d)(2)(iii)(b)

Appendix A and Schedule A dated June 1, 2020 to the Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc. dated September 1, 2016 is incorporated by reference to Exhibit (d)(2)(iii)(b) of Amendment No. 110, filed June 26, 2020.

(d)(2)(iv)		Not applicable
(d)(2)(v)		Investment Sub-Advisory Contract with Cooke & Bieler, L.P. dated December 6, 2004 is incorporated by reference to Exhibit (d)(2)(v)(a) of Amendment No. 110, filed June 26, 2020.
(d)(2)(vi)		Investment Sub-Advisory Agreement with LSV Asset Management dated October 31, 2003 is incorporated by reference to Exhibit (d)(2)(vi)(a) of Amendment No. 110, filed June 26, 2020.
(d)(2)(vii)		Investment Sub-Advisory Agreement with Wells Fargo Asset Management (International) Limited (formerly First International Advisors, LLC) dated May 23, 2017 is filed herewith.
(d)(3)

Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Funds Management, LLC dated June 1, 2018 is incorporated by reference to Exhibit (d)(3) to Amendment No. 105, filed June 27, 2018.

(e)		Not applicable pursuant to General Instruction (B)(2)(b).
(f)		Not applicable
(g)(1)

Securities Lending Agency Agreement by and among Wells Fargo Master Trust, Wells Fargo Funds Management, LLC and Wells Fargo Bank, N.A. dated April 1, 2010 is incorporated by reference to Exhibit (g)(1)(a) of Amendment No. 110, filed June 26, 2020.

(g)(2)		Master Custodian Agreement with State Street Bank and Trust Company dated August 10, 2009 is incorporated by reference to Exhibit (g)(3) of Amendment No. 65, filed September 28, 2009.
(g)(2)(b)

Appendix A dated June 3, 2019 of the Master Custodian Agreement with State Street Bank and Trust Company dated August 10, 2009 is incorporated by reference to Exhibit (g)(2) of Amendment No. 107, filed June 27, 2019.

(h)(1)		Amended and Restated Administration Agreement with Wells Fargo Funds Management, LLC dated March 25, 2011 is filed herewith.
(h)(2)		Amended and Restated Placement Agency Agreement with Wells Fargo Funds Distributor, LLC dated May 28, 2020 is filed herewith.
(i)		Not applicable, pursuant to General Instruction (B)(2)(b)
(j)		Consent of Independent Auditors is filed herewith.
(k)		Not applicable, pursuant to General Instruction (B)(2)(b)
(l)		Not applicable

Number	Exhibit Description
(m)	Not applicable
(n)	Not applicable
(o)	Not applicable
(p)(1)

Joint Code of Ethics for Asset Allocation Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund, Wells Fargo Utilities & High Income Fund, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust dated January 1, 2017 is incorporated by reference to Exhibit (p) of Amendment No. 96, filed January 31, 2017.

(p)(2)

Wells Fargo Asset Management Code of Ethics (Joint Code of Ethics for Wells Fargo Funds Management, LLC, Wells Fargo Funds Distributor, LLC, Wells Capital Management Incorporated, Wells Fargo Bank N.A. (dba Wells Capital Management Singapore), and First International Advisors, LLC (now known as Wells Fargo Asset Management (International), LLC)) dated 2018 is incorporated by reference to Exhibit (p)(2) of Amendment No. 107, filed June 27, 2019.

(p)(3)	Galliard Capital Management, Inc. Code of Ethics dated October 1, 2017 is incorporated by reference to Exhibit (p)(3) of Amendment No. 105, filed June 27, 2018.
(p)(4)	Peregrine Capital Management, Inc. Code of Ethics dated July 29, 2016 is incorporated by reference to Exhibit (p)(4) of Amendment No. 103, filed September 26, 2017.
(p)(6)	LSV Asset Management Code of Ethics and Personal Trading Policy dated February 2, 2018 incorporated by reference to Exhibit (p)(6) of Amendment No. 105, filed June 27, 2018.
(p)(7)	Not applicable
(p)(8)	Cooke & Bieler, L.P. Code of Ethics is incorporated by reference to Exhibit (p)(8) of Amendment No. 88, filed June 27, 2014.

Item 29. Persons Controlled by or Under Common Control with Registrant.

Registrant believes that no person is controlled by or under common control with Registrant.

Item 30. Indemnification.

Article V of the Registrant’s Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant’s trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Article III, Section 1(t) of the Registrant’s Declaration of Trust to obtain such insurance policies as they deem necessary or appropriate.

Item 31. Business or Other Connections of Investment Adviser

(a) Effective March 1, 2001, Wells Fargo Funds Management, LLC (“Funds Management”) assumed investment advisory responsibilities for all of the Registrant’s investment portfolios, and for certain other registered open-end management investment companies. For providing those services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. (“Wells Fargo Bank”). Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and affiliate of Wells Fargo Bank, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001. To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

(b) Wells Capital Management Incorporated (“Wells Capital Management”), a wholly owned subsidiary of Wells Fargo Bank, serves as sub-adviser to various Portfolios of the Trust. The descriptions of Wells Capital Management in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(c) Peregrine Capital Management, Inc. (“Peregrine”), an indirect wholly-owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Portfolios of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(d) Galliard Capital Management, Inc. (“Galliard”), an indirect, wholly-owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Portfolios of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(e) LSV Asset Management (“LSV”) serves as the sub-adviser to the International Value Portfolio. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors of officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(f) Cooke & Bieler, L.P. (“C&B”) serves as the sub-adviser to the C&B Large Cap Value Portfolio. The descriptions of C&B in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors of officers of C&B is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(g) Wells Fargo Asset Management (International), Limited (“WFAM (International)”) an indirect wholly-owned subsidiary of Wells Fargo & Company, serves as sub-adviser for various funds of the Trust. The descriptions of WFAM (International) in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of the sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Item 32. Principal Underwriter.

(a) Wells Fargo Funds Distributor, LLC, placement agent for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.

(b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.

Name	Positions and Offices with Underwriter	Positions and Offices with Fund
Rene Picazo Wells Fargo Funds Distributor, LLC 525 Market Street, Floor 12 San Francisco, CA 94105	Director, President, Chairman of the Board	None
Damian George Wells Fargo Securities, LLC 100 Park Ave., Floor 2 New York, NY 10017	Chief Financial Officer, Treasurer	None
Carolyn Wilary Wells Fargo Funds Distributor, LLC 100 Heritage Reserve, Floor 01 Menomonee Falls, WI 53051	Chief Compliance Officer, Vice President	None
Gale Gebstadt Wells Fargo Funds Distributor, LLC 333 Market Street, 27th Floor San Francisco, CA 94105	Secretary	None
Brian Higdon Wells Fargo Bank, N.A. 125 High Street, Floor 13 Boston, MA 02110	Anti-Money Laundering Compliance Officer	None
Yeng Butler Wells Fargo Asset Management Group 525 Market Street, Floor 12 San Francisco, CA 94105	Director	None
Susan Raynes Wells Fargo Asset Management Group 525 Market Street, Floor 12 San Francisco, CA 94105	Director	None
Bernadette Dooley Wells Fargo Bank, N.A. 301 S. Tryon Street, Floor 11 Charlotte, NC 28282	Assistant Secretary	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105.

(b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, CA 94105 .

(c) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as placement agent at 525 Market Street, 12th Floor, San Francisco, CA 94105.

(d) Wells Fargo Bank, N.A. maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, MN 55479-0040.

(e) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, CA 94105.

(f) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402.

(g) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1100, Minneapolis, MN 55479.

(h) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

(i) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, PA 19103.

(j) State Street Bank and Trust Company maintains all Records relating to its service as custodian and fund accountant at One Lincoln Street, Boston, Massachusetts 02111.

(k) Wells Fargo Asset Management (International), Limited maintains all Records relating to its services as investment sub-adviser at 33 King William Street, Floor 1, London, LN EC4R 9AT, United Kingdom.

Item 34. Management Services.

Other than as set forth under the captions “Management, Organization and Capital Structure” in Part A of this Registration Statement and “Management of the Trust” in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco and State of California on the 28th day of September, 2020.

WELLS FARGO MASTER TRUST

By: /s/ Maureen E. Towle

Maureen E. Towle
Assistant Secretary

Exhibit No.	Exhibits
(d)(1)	Amended and Restated Investment Advisory Agreement with Wells Fargo Funds Management, LLC
(d)(2)(vii)	Investment Sub-Advisory Agreement with Wells Fargo Asset Management (International)Limited (formerly First International Advisors, LLC)
(h)(1)	Amended and Restated Administration Agreement with Wells Fargo Funds Management, LLC
(h)(2)	Amended and Restated Placement Agency Agreement with Wells Fargo Funds Distributor, LLC
(j)	Consent of Independent Auditors